UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22509

LoCorr Investment Trust
 (Exact name of registrant as specified in charter)

687 Excelsior Blvd
Excelsior, MN 55331
 (Address of principal executive offices) (Zip code)

CT Corporation System
1300 East Ninth Street
Cleveland, OH 44114
 (Name and address of agent for service)

952.767.2920
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period:  December 31, 2020

Item 1. Reports to Stockholders.

(a) Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Annual Report

December 31, 2020

LoCorr FUNDS

LoCorr Macro Strategies Fund

Class A (LFMAX), Class C (LFMCX), Class I (LFMIX)

LoCorr Long/Short Commodities Strategy Fund

Class A (LCSAX), Class C (LCSCX), Class I (LCSIX)

LoCorr Market Trend Fund

Class A (LOTAX), Class C (LOTCX), Class I (LOTIX)

LoCorr Dynamic Equity Fund

Class A (LEQAX), Class C (LEQCX), Class I (LEQIX)

LoCorr Spectrum Income Fund

Class A (LSPAX), Class C (LSPCX), Class I (LSPIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.LoCorrFunds.com/literature) and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-855-523-8637, or sending an e-mail request to info@locorrfunds.com

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 1-855-523-8637 or send an email request to info@locorrfunds.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

Shareholder Letter |	3

Letter to Shareholders

LoCorr Funds seeks to provide investments that, over time, will have low correlation to traditional asset classes such as stocks and bonds. We believe that adding low correlating investments to portfolios can significantly reduce overall portfolio risk while enhancing returns. Correlation measures the degree to which the returns of two investments move together over time. LoCorr offers products that provide the potential for positive returns in rising or falling markets and are designed to generate returns independent of traditional stock, bond and commodity investments. In this report, LoCorr Funds is reporting on five mutual funds: LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively, the “Funds”).

LoCorr Macro Strategies Fund

The LoCorr Macro Strategies Fund (the “Fund”) seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

The Fund employs three sub-advisers to manage the managed futures portion of the Fund:

●	Millburn Ridgefield (“Millburn”) manages a portfolio for the Fund that is similar to its Millburn Diversified Program which commenced operations in 1977. Millburn invests in a diversified portfolio of global futures contracts by employing a systematic, statistical learning-based, multi-factor approach.

●	Graham Capital Management(“Graham”) manages a portfolio for the Fund that is similar to its Tactical Trend strategy, a systematic medium- to long-term trend following program that commenced trading in 2006.

●	Revolution Capital Management (“Revolution”) manages a strategy for the Fund that is similar to its Alpha Program that has been available in a managed account program since 2007. Revolution employs a short-term pattern recognition strategy.

Market Commentary

2020 is likely a year that few will forget as approximately two million lives were lost to COVID-19 and virtually everyone around the globe saw their lives impacted by the virus in one way or another. As the world came to the realization that COVID-19 had spread beyond Wuhan, China and was rapidly becoming a global pandemic, our daily lives would be disrupted in a way that few had previously experienced. News regarding the spread of the virus and global efforts to contain it would be the dominating factor that drove global markets throughout the year.

As the virus exploded, attempts to slow its spread via shelter-in-place, social distancing, and the closure of non-essential businesses had an unprecedented effect on business activity and the global economy. In the U.S. for example, Q2 gross domestic product declined an unprecedented -31.4% and the unemployment rate soared to 14.7%, its highest level since the Great Depression. Certain segments of the economy like travel experienced a virtual stoppage. At its low point on April 14th, U.S. airline travel demand declined -96% year-over-year according to the Transportation Security Administration. Cruise lines stopped sailing as the Centers for Disease Control (“CDC”) issued a ‘No Sail Order’. Meanwhile other service sectors including restaurants and movie theaters were shuttered. Against this backdrop, risk assets collapsed in February/March in what became the fastest bear market in history.

In response to the growing crisis, the Federal Reserve (“Fed”) and other central banks around the globe, perhaps having learned lessons from the Global Financial Crisis in 2008, responded decisively with unprecedented stimulus efforts to stabilize the financial system. Fiscal stimulus measures were also adopted to varying degrees in the U.S. and elsewhere as legislators also responded to the crisis. According to a June 2020 McKinsey & Company study, approximately $10 trillion in fiscal and monetary policy stimulus was announced, more than triple the amount of stimulus versus the 2008/2009 financial crisis. The staggering stimulus effort quickly shifted investor attitude as this overwhelming response by central banks and policy makers, along with progress on treatment and vaccine development, contributed to a mammoth reversal in risk assets beginning in late March. This recovery strengthened as the year progressed, buoyed by increasingly positive vaccine development and efficacy news, culminating in the approval of the Pfizer and Moderna vaccines in December. Investors seemed to increasingly embrace a return-to-normal narrative which continued to fuel markets higher. Finally, whether it was the actual outcome of the U.S. Presidential election or the fact that uncertainty was resolved, the recovery in risk assets intensified in November.

Equities

2020 began with stocks continuing their upward trend, grinding higher until it became clear that market participants would need to come to grips with the emerging pandemic. This led to a massive fear-induced sell-off that staggered investors. At the deepest point of its drawdown (February 20th – March 23rd), the S&P 500 declined -33.79%. Further, the Index fell into a bear market in a mere 16 days, its fastest 20% decline in history as the VIX reached an all-time closing high of 82.69 on March 16th. The sell-off did not persist, however, as investor views shifted quickly, becoming increasingly optimistic that the actions taken by central bankers and legislators would support/stabilize financial markets and the economy. Meanwhile, massive amounts of resources were being deployed toward COVID-19 treatments/vaccines which investors increasingly gained confidence in and paved the way for a return-to-normal surge. Stocks would erase their earlier losses, rallying +70.18% from their March 23rd low, as measured by the S&P 500, and finishing 2020 up an astounding +18.40%. The calendar year gains were not as extensive in international markets, as evidenced by the +5.43% return for the MSCI EAFE PR USD Index, though the Index rallied +15.75% in the fourth quarter.

4	| Shareholder Letter

Fixed Income

With massive quantitative easing, economic growth collapsing, and investors seeking safe-haven assets, interest rates moved sharply lower. In March, the U.S. briefly joined much of the rest of the world when 1- and 3-month Treasury yields went negative for the first time in history. After approaching 2% at the beginning of the year, the 10-year U.S. Treasury bottomed near 0.5% in August. Increasing optimism regarding the economic recovery and additional stimulus measures, along with the ongoing return-to-normal narrative, helped boost interest rates from there with the U.S. 10-year yield closing the year near 1% though shorter-term rates remained firmly anchored by the Fed. Interest rates around the globe followed a similar pattern early in the year as global yields fell. The U.K. for example sold negative yielding government bonds for the first time in its history. There was generally less of a recovery in interest rates in international markets during the second half of the year. For example, the year-end yields for the German 10-Year Bund and the Japanese 10-Year were relatively unchanged versus the summer.

Commodities

With economic activity grinding to a halt, the demand for many commodities collapsed and prices fell sharply during the first months of the period. The commodity complex would rally sharply from here, however, as weakness in the U.S. Dollar and the breakthroughs on the vaccine front triggered increasing optimism that the world was moving toward a post-pandemic economic recovery.

In energy markets, oil, as measured by West Texas Intermediate crude (“WTI”), fell a staggering -70% from January to March. The Organization of the Petroleum Exporting Countries (“OPEC”) failed to reach a production cut agreement with Russia during this period, resulting in Saudi Arabia initiating an oil price war just as demand collapsed due to COVID-19. WTI for the May 2020 delivery closed at an astonishing -$37.63 one day prior to expiration. Oil prices would remain in a relatively tight trading range until late in the year before rallying higher. In metals, gold prices reached an all-time high in August, crossing $2,000/ounce. Copper prices which had fallen earlier in the year, surged to their highest level since early 2013, also benefitting from its use in electric vehicles and other green applications. In agricultural markets, grains generally finished 2020 sharply higher as dry conditions late in the year in South America, a key growing region, and strong Chinese demand boosted prices, notably soybean prices which surged nearly +40% during the year.

Foreign Currency

After strengthening early in the year as investors sought safe-haven assets, the U.S. Dollar (“USD”) peaked in late March, as measured by the U.S. Dollar Index. As optimism for an economic recovery improved and risk seeking returned to markets, the greenback weakened versus other major currencies through the end of the year. Further, concerns regarding the U.S. twin deficits (budget and trade deficits) also contributed to the dollar decline. Against the Euro, the USD reached its lowest level since the beginning of 2018. The British Pound also reached its highest level against the greenback in 2 ½ years as the UK and the European Union reached a Brexit trade deal, helping to remove major downside risk to the UK economy. Meanwhile, the Swiss Franc reached a 5-year high vs the USD, though the U.S. Treasury Department designated Switzerland as a currency manipulator. Overall, the USD fell nearly -7% in 2020.

Fund Performance Summary

For the annual period ended December 31st, 2020, the Fund’s I Shares gained +5.70% versus +2.62% for the Morningstar Managed Futures category. The Fund outperformed the S&P 500 Index by +25.71% from the S&P’s peak on February 20th to the deepest point of its drawdown (-33.79%) on March 23rd, demonstrating its potential to help diversify investor portfolios during periods of equity market stress.

During 2020, the Fund’s allocation to Revolution provided the largest positive contributions, as it quickly adapted to the shifting market regime as stocks collapsed. Graham’s trend-following strategy also generated slightly positive returns during the year while Millburn’s statistical learning-based, multi-factor strategy had negative returns. Given the incredible shifts in market dynamics over the course of the year, we are pleased with how the Fund and its sub-advisers performed in 2020. We are particularly pleased that the Fund’s sub-advisers tended to perform differently at different points in time during the year helping to smooth returns and provide a more robust return profile versus most peers.

Trading in commodities produced the largest gains for the Fund during 2020 followed closely by positive contributions from trading in fixed income and, to a lesser extent, gains from trading in foreign currency markets. Partially offsetting these gains, were losses from trading in equities. The target allocation to each sub-adviser was unchanged during the period:

●	Millburn Ridgefield: 40%

●	Graham Capital Management: 40%

●	Revolution Capital Management: 20%

Managed Futures Strategy

Commodities

In commodities, trading was profitable across energy, metals, and agricultural commodities. In energy markets, the bulk of the gains occurred early in the year as short exposure benefitted from the collapse in oil during the first quarter. Overall, the largest gains in energy

Shareholder Letter |	5

were from trading in WTI. In metal markets, the Fund had positive contributions from both base and precious metal markets. In precious metals, long silver exposure was profitable as prices broke out to the upside after plunging earlier in the year. Long positions in gold were also profitable, benefitting from the upward push in prices which reached an all-time high in August. In base metals, trading in copper was profitable as exposure transitioned from short to long over the course of the year. Finally, agricultural markets provided smaller gains. The Fund benefitted later in the year from surging prices in grain markets, particularly long soybean positions. The Fund ended 2020 with long exposure in energy, grain, metals, and soft commodities.

Fixed Income

Trading in fixed income also produced sizable gains during 2020, particularly in the first half of the year. Long positions in fixed income were profitable in the first quarter and, to a lesser degree, in the second quarter as yields collapsed. The largest gains were from long positions in U.S. instruments with smaller gains from long exposure to Canadian government bonds. In the U.S., the largest gains were from 5-Year Treasury Notes along with the U.S. Treasury Bond. Asian and European markets produced losses during the period, led by unprofitable trading in the Euro BOBL and Euro Bund. The Fund finished 2020 with long fixed income positions, particularly in the U.S. and Europe while Asian exposure was slightly short.

Equity Indices

Trading in equity indices was the largest detractor during the period. Heading into the market peak on February 20th, the Fund remained positioned long which had been quite profitable in the prior calendar year. While those long positions were flattened as the sub-adviser models responded to the collapse in equities, the unprecedented speed of the market breakdown caused the Fund to experience significant losses from trading in the sector. Notably, outside of the February 20th through March 23rd period, the Fund generated significant gains from equities trading for the remainder of the year as long exposure benefitted from the recovery in stocks. From a regional perspective, trading in the U.S. was slightly profitable in 2020 but more than offset by losses in Europe and, to a lesser extent, in Asia. The most notable losers during the period were from trading in the TOPIX, FTSE 100, and Dow Jones Euro STOXX 50. The Fund ended the year with long exposure in the U.S. and Asia while European positions were slightly long as well.

Foreign Currencies

Trading in currencies was profitable in 2020 as the Fund was able to benefit from USD weakness in the second half of the year as positioning shifted to long Foreign Currency (“FX”). The largest gains were from long European currencies, particularly the Euro and the Swiss Franc which reached a multi-year high versus the greenback. In Emerging Market currencies, short exposure in the Brazilian Real was profitable early in the year as the currency weakened in sympathy with other risk assets. Partially offsetting these gains were losses from trading in Asian currencies and the Canadian dollar. At the end of 2020, the Fund was long FX versus the USD with the largest long exposure in the Euro, Swiss Franc, and Japanese Yen.

Outlook

As we turn the page on calendar 2020, investors need to grapple with several issues over the coming months and quarters. With the first COVID-19 vaccines approved in December, risk assets continued to surge as investors embraced the “return-to-normal” trade. Given these moves, allocators are likely to closely monitor both the pace of vaccinations in 2021 along with the number of cases which surged during the fourth quarter. Challenges to the return-to-normal narrative may lead to volatility and market disruption.

The bull market has been remarkably resilient during the final weeks of the Trump administration, shrugging off the President’s challenge of the election results and the uncertainty of the Georgia Senate runoff elections. If the political and socioeconomic divide creates increasing unrest, it will likely foster heightened market volatility, particularly to the extent that it impacts corporate America. As the Democrat party takes control of the Senate, investors will need to consider implications for further stimulus, tax policy, etc.

Finally, the outlook for interest rates will likely be another key issue to consider. Although rates are near historical lows, longer-term yields have been climbing gradually since August. It seems likely that with yields so low, but with the potential to move higher, investors will need to consider whether bonds can deliver the kind of returns that they have in the past.

Against this backdrop, the sell-off in risk assets in 2020 and Q4 2018 is perhaps another reminder of the inherent volatility in markets and the importance of diversifying strategies. As already discussed, looking forward can bonds still provide the diversification and returns that investors have enjoyed in the past? We believe the answer is no and that instead, investors may want to recommit and strengthen their allocation to other diversifying strategies like managed futures.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate (“IG”) and government agency securities managed by Nuveen Asset Management (“Nuveen”).

The fixed income component of the Fund is managed against the Barclay’s 1–5 Government Credit Index. Returns for the fixed income portion of the portfolio were +4.96% compared to +4.71% for the benchmark during 2020. The duration of the portfolio was managed between 2.5 and 2.7 years. Nuveen maintained a mostly neutral duration position as the Fed lowered the federal funds rate to zero. As such, duration positioning did not have a material impact on relative performance versus the benchmarks as interest rates fell. The portfolio managers remained overweight in non-government sectors, which provided a positive contribution. These sectors were negatively impacted by spread widening during the first quarter, however, they rebounded sharply thereafter. Overall, the positioning caused the funds to modestly outperform their respective benchmarks.

6	| Shareholder Letter

The Nuveen portfolio management team expects U.S. growth to continue at an above-trend pace during 2021. The recently enacted batch of fiscal stimulus, which includes another round of stimulus checks, small business support and expanded unemployment benefits, will support personal disposable income and ultimately consumption over the next several quarters. As populations receive COVID-19 vaccinations, starting with the highest-risk groups, virus-driven disruptions should be smaller in 2021. Consumer and corporate balance sheets are healthy, providing a solid backdrop for growth. The Fed remains on hold and expects the fed fund rates to be unchanged for an extended period as it continues to monitor incoming data. Given this Fed and economic outlook, Nuveen expects to manage the funds’ duration modestly underweight versus the benchmark.

For 2021, the portfolio managers expect a modest tightening in IG credit spreads, driven by a rebound in economic growth, lower primary issuance and improving credit fundamentals. With credit spreads near historical tights on the front-end of the curve, we expect individual credit selection will be a key driver of generating excess returns. Nuveen favors banking and communications, and is cautious on basic industries and consumer cyclicals. In light of favorable volatility adjusted return potential, we will continue to position the funds broadly across the securitized sectors. While the full impact of COVID-19 on residential housing borrowers is still unknown, data indicates that the worse-case scenarios for mortgage default and loss are unlikely. As time passes, COVID-19 forbearance events continue to cure, suggesting much better-than-expected credit performance from borrowers.

LoCorr Long/Short Commodities Strategy Fund

The LoCorr Long/Short Commodities Strategy Fund (the “Long/Short Commodities Fund” or the “Fund”) provides investors with access to a commodities futures strategy in a mutual fund structure. Historically, investors have primarily accessed exposure to long-only commodities that rely on rising commodity prices to generate positive returns. Of course, commodity prices do not always appreciate and occasionally experience sharp declines, as was seen in 2020, 2018, 2014/2015 and 2008. The Long/Short Commodities Fund has the potential to profit while commodity prices increase or decrease which differentiates it from most commodity-oriented mutual funds. The Fund’s primary investment objective is capital appreciation in rising and falling commodities markets. The Fund attempts to achieve its investment objective by investing in two primary strategies – a Commodities Strategy and a Fixed Income Strategy.

The Fund accesses, via a total return swap agreement or a fund-linked option, the returns of:

●	ARCOM Capital (“ARCOM”), which began trading in 2015. ARCOM is led by Alastair Riach, who has over 30 years of experience trading commodities, and manages a discretionary natural gas specialist strategy that trades primarily relative value.

●	East X was founded in 2017 and manages a strategy that traces its roots back to 2014. East X manages a systematic approach that combines fundamental insights gleaned from discretionary traders with pattern recognition technique in a rigorous systematic framework. The portfolio will hold long/short directional, relative value (inter-market), and structural (calendar spread) positions.

●	First Quadrant’s Commodities Long/Short strategy (“First Quadrant”), which began trading in 2010. FQ employs a systematic long/short directional strategy that attempts to capture commercial market participant behavior across 20+ commodity markets.

●	J E Moody & Company Commodity Relative Value Program (“JEM CRV”), which began trading in 2006. JEM CRV employs a market neutral, systematic trading strategy that invests in relative value calendar spread positions across 20+ commodity markets.

●	Millburn’s Commodity Program, which began trading in 2005. Millburn employs a systematic trading strategy that takes outright long/ short positions and relative value spread positions across 40+ commodity futures markets.

2020 is likely a year that few will forget as approximately two million lives were lost to COVID-19 and virtually everyone around the globe saw their lives impacted by the virus in one way or another. As the world came to the realization that COVID-19 had spready beyond Wuhan, China and was rapidly becoming a global pandemic, our daily lives would be disrupted in a way that few had previously experienced. News regarding the spread of the virus and global efforts to contain it would be the dominating factor that drove global markets throughout the year.

As the virus exploded, attempts to slow its spread via shelter-in-place, social distancing, and closure of non-essential businesses had an unprecedented effect on business activity and the global economy. In the U.S. for example, Q2 gross domestic product declined an unprecedented -31.4% and the unemployment rate soared to 14.7%, its highest level since the Great Depression, though many feared it would top 20%. Certain segments of the economy like travel experienced a virtual stoppage. At its low point on April 14th, U.S. airline travel demand declined -96% year-over-year according to the Transportation Security Administration. Cruise lines stopped sailing as the CDC issued a ‘No Sail Order’. Meanwhile other service sectors including restaurants and movie theaters were shuttered. Against this backdrop, risk assets collapsed in February/March in what became the fastest bear market in history.

In response to the growing crisis, the Federal Reserve and other central banks around the globe, perhaps having learned lessons from the Global Financial Crisis in 2008, responded decisively with unprecedented stimulus efforts to stabilize the financial system. Fiscal stimulus measures were also adopted to varying degrees in the U.S. and elsewhere as legislators also responded to the crisis. According to a June McKinsey & Company study, approximately $10 trillion in fiscal and monetary policy stimulus was announced, more than triple the amount of stimulus versus the 2008/2009 financial crisis. The staggering stimulus effort quickly shifted investor attitude as this overwhelming response by central banks and policy makers, along with progress on treatment and vaccine development, contributed to a mammoth reversal in risk assets beginning in late March. This recovery strengthened as the year progressed, buoyed by increasingly positive vaccine development and efficacy news, culminating in the approval of the Pfizer and Moderna vaccines in December. Investors seemed to increasingly embrace a return-to-normal narrative which continued to fuel markets higher. Finally, whether it was the actual outcome of the November U.S. Presidential election or the fact that uncertainty was resolved, the recovery in risk assets intensified in November as markets seemed to anticipate a moderate U.S. government pursuing a moderate agenda.

Shareholder Letter |	7

Similar to other risk assets, commodities were also significantly impacted by the pandemic. With the global economy reaching a virtual standstill, the Bloomberg Commodity Index fell -26.95% from January 7th to March 18th. Overall, for 2020 the Index declined only -3.12% as it recovered from its March low with other cyclical and risk assets and was provided a boost by the weak U.S. Dollar. Of course, commodity performance varied considerably by sector and market.

In energy markets, oil as measured by West Texas Intermediate crude, fell a staggering -70% from January to March. OPEC failed to reach a production cut agreement with Russia during this period, resulting in Saudi Arabia initiating an oil price war just as demand collapsed due to COVID-19. This weakness eventually caused the WTI contract for May 2020 delivery to close at an astonishing -$37.63 one day prior to expiration. Prices moved higher during the fourth quarter as OPEC+ announced additional production cuts beginning in January 2021 and the market began anticipating increased regulation under the Biden administration. Before recovering in the second half of the year, natural gas prices reached $1.44 in June, its lowest levels since 1995 as low prices globally reduced U.S. LNG (liquified natural gas) exports.

In metals, base metal prices followed a similar pattern, generally falling sharply in February/March to multi-year lows before recovering sharply from there. Copper prices finished 2020 up ~25%, soaring higher from its March low and eventually reaching its highest level since early 2013 as demand improved. Further, the emergence of electric vehicles is perhaps helping to fuel the upward move as these vehicles require significantly more content of key base metals including copper. In precious metals, with real interest rates below zero gold prices soared, reaching a historical high above $2,000 per ounce in August.

Despite the weakness in the U.S. dollar, agricultural commodity prices were mixed in 2020. Grain prices generally finished higher during the year, holding up better than more industrial commodities early in the year on increased demand for food staples. While prices weakened in the Spring as trade tension with China ratcheted up, grain prices finished the year strong, particularly soybean which finished up nearly +40% in 2020, benefitting from strong Chinese demand and dry weather in South America. Livestock prices fell in 2020 as they could not fully recover from dislocations caused by processing plant shutdowns and lower demand. Despite a strong rally in the fourth quarter, soft commodities were mixed in 2020. Sugar prices moved higher during the year as the risk-off trade and weakness in the Brazilian real gave way to a strengthening currency in the fourth quarter and strong ethanol prices.

Fund Performance Summary

The Fund’s Class I Shares gained +9.91% during the annual perioded ended December 31st, 2020 versus the -3.12% return for the Bloomberg Commodity Total Return Index and the +0.67% gain for the ICE BofAML T-Bill Index. During the February/March stock market collapse, the Fund gained +5.99% versus the -33.79% decline for the S&P 500 at the deepest point of the Index’s drawdown, demonstrating its potential to help diversify investor portfolios. During the period, the Fund benefitted from positive contributions from JEM CRV, Millburn, and East X while First Quadrant and ARCOM experienced losses. Trading in Energy was the largest driver of the Fund’s positive returns while livestock and grain positions also contributed positively. The Fund had losses from trading in softs while trading in metals was not a significant performance driver in the period.

Energy

Trading in energy produced the largest gains for the Fund in 2020. With oil market fundamentals weakening, the Fund’s exposure shifted short early in the year and reaped sizable gains as prices collapsed. Of course, oil markets bottomed during the second quarter when the May WTI contract had a negative price before rallying and trading in a tight range until very late in the year. These conditions proved to be more challenging for the Fund which suffered losses from energy trading in the second half of the year following the large gains in the first half. Overall, the largest contributors in 2020 were from trading in Brent and WTI crude, with smaller gains from positions in natural gas. The largest losses were from positions in heating oil while a geographic spread position was also hurt by rising natural gas prices in Europe due to cold weather and falling prices in the U.S. where prices were hurt by mild temperatures. The Fund finished 2020 with long energy exposure.

Agricultural

Trading in agricultural commodities was profitable as gains from positions in grain and livestock markets were partially offset by losses in softs. In livestock markets, the Fund enjoyed gains from both hog and cattle markets. The Fund was able to take advantage of strong fundamentals in grain markets as strong China demand and dry weather in S. America drove grain prices higher in the second half of the year. The largest gains from the grain markets were positions in soybeans. Finally, trading in soft markets was more challenging for the Fund with positions in sugar and coffee producing the largest losses. At the end of 2020, positions in grain and soft markets were long while livestock exposure was also marginally long.

Metals

Trading in Metals was not a significant driver for the Fund during the period as gains from positions in precious metals were offset by losses from trading in base metal markets. In base metals, short positions during the first quarter were profitable as the global shutdown caused prices to fall sharply; however, as prices began to rally due to optimism for the economic recovery, that short exposure proved to be unprofitable, ultimately creating small losses for the year in its entirety. In precious metals, gains were driven by long exposure in gold and palladium which both saw prices reach historical highs. The Fund finished the period with long exposure in both base and precious metals.

8	| Shareholder Letter

Outlook

As we turn the page on calendar 2020, investors need to grapple with several issues over the coming months and quarters that will likely influence commodity markets. With the first COVID-19 vaccines approved in December, risk assets continued to surge as investors embraced the “return-to-normal” trade. Given these moves, allocators are likely to closely monitor both the pace of vaccinations in 2021 along with the number of cases which surged during the fourth quarter. Challenges to the return-to-normal narrative may lead to volatility and market disruption that may impact commodity fundamentals.

China accounts for more than 50% of global demand for many commodities. Given China’s voracious appetite for commodities, relations between the U.S. and China may continue to impact commodity prices and volatility. Though many expect improved relations between the two superpowers with the change in U.S. administration, relations as they stand today are strained. Any deterioration or improvement will likely have significant effects on commodity prices.

Finally, there is increasing discussion about the potential for a commodity super cycle. In the metal markets for example, with weaker prices there has been a lack of new investment over the past decade which is potentially bullish as demand improves. Further, many are pointing to the growth in the electric vehicle market and overall green movement given how metal-intensive these developments are, further fueling the bullish sentiment. Finally, prices for most cyclical commodity prices have rallied sharply from their lows and, in some cases like copper, have moved to multi-year highs adding support to this outlook.

Overall, we are pleased with the Fund’s performance in 2020, providing welcome diversification to investors during the February/March stock market collapse. We believe the Fund may be highly attractive to investors seeking solutions that are uncorrelated to most investment strategies and asset classes, or for investors that are seeking alternatives in the commodity market. Commodity markets are characterized by high volatility and subject to sizable drawdowns as we have seen in 2020. This volatility also creates tremendous opportunities which we believe the Fund can take advantage of. The underlying managers in the Fund can take both long and short directional positions (benefit from commodities moving up or down), as well as relative value positions (calendar, geographic, and inter-market spreads) to capture this diverse and robust set of opportunities over time making it a potentially ideal solution regardless of the market environment for commodities. Finally, the Fund’s multi-manager approach has the potential to smooth the ride for investors as the underlying managers tend to zig and zag at different times which may help reduce volatility and limit drawdowns. We remain confident in the outlook for the Fund and the underlying managers and strategies.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen.

The fixed income component of the Fund is managed against the Barclay’s 1–5 Government Credit Index. Returns for the fixed income portion of the portfolio were +4.90% compared to +4.71% for the benchmark during 2020. The duration of the portfolio was managed between 2.5 and 2.7 years. Nuveen maintained a mostly neutral duration position as the Fed lowered the federal funds rate to zero. As such, duration positioning did not have a material impact on relative performance versus the benchmarks as interest rates fell. The portfolio managers remained overweight in non-government sectors, which provided a positive contribution. These sectors were negatively impacted by spread widening during the first quarter, however, they rebounded sharply thereafter. Overall, the positioning caused the funds to modestly outperform their respective benchmarks.

LoCorr Market Trend Fund

The LoCorr Market Trend Fund (the “Market Trend Fund” or the “Fund”) was created to provide investors with access to a trend following futures strategy managed by one of the leading managers in this space—Graham Capital Management. Graham was founded in 1994 and manages approximately $16 billion in assets. The Market Trend Strategy is managed similarly to Graham’s Tactical Trend program, a systematic medium- to long-term trend following strategy that commenced trading in 2006. The Fund seeks capital appreciation as its primary investment objective with managing volatility as a secondary objective. The Fund attempts to achieve its objective by investing in two main strategies – a Managed Futures Strategy and a Fixed Income Strategy.

Market Commentary

See Macro Strategies Fund above.

Fund Performance Commentary

The Fund’s Class I Shares gained +4.81% during the annual period ended December 31st, 2020 versus +2.62% for the Morningstar Managed Futures category. The Fund was able to deliver a positive total return in 2020, benefitting from a strong second half (+12.41%) where trending activity was prevalent across a number of sectors. The Fund outperformed the S&P 500 Index by +19.46% from the S&P 500 peak on February 20th to the deepest point of its drawdown (-33.79%) on March 23rd, demonstrating its potential to help diversify investor portfolios.

Shareholder Letter |	9

Trading in Fixed Income generated sizable gains for the Fund during the period, with positive contributions also coming from positions in commodities, particularly in metal markets. Losses from trading in equity markets was the largest detractor during the year.

Market Trend Strategy

Fixed Income

Trading in fixed income produced the largest gains during 2020, particularly in the first quarter as risk assets sold off and investors sought safe-haven assets during the COVID-19 sell-off in February and March. The Fund enjoyed positive contribution from both the long- and short-end of the curve. The bulk of the gains were from long positions in U.S. instruments, particularly the 5-Year U.S. Treasury Note. Long positions in Europe and Canada were also profitable as yields declined. The Fund finished 2020 with long fixed income positions, particularly in Europe and North America while Asian exposure was short.

Commodities

In commodities, trading was profitable in base and precious metals while positions in energy and agricultural markets produced small losses. In base metals, short exposure in the first quarter benefitted from plunging prices as the global economy came to a virtual halt due to the pandemic. As prices recovered and started trending higher, positioning transitioned long, ultimately contributing positively to the Fund’s returns in the second half of the year as well. Long positions in precious metals were also profitable, as gold prices climbed to an all-time high. In energy markets, while short exposure benefitted from the collapse in oil prices during the first four months of 2020, as oil prices turned higher those short positions detracted. Strong contributions from long agricultural commodities late in the year were not enough to offset earlier losses. The Fund ended 2020 with long exposure in agricultural commodities and metal markets while positioning in energy was slightly short.

Equity Indices

The largest losses for the Fund were from trading in equities. The Fund entered 2020 with long positions in equities as stock prices had exhibited strong upward trending activity in the prior year. As stock peaked on February 19th, the Fund’s long stock exposure, which had been profitable up until that point in 2020, experienced significant losses. While positioning shifted to essentially a neutral posture as the stock market sell-off intensified, the Fund was hurt during the period where exposure transitioned. As the recovery in stocks took hold and the upward trend resumed, the Fund’s exposure shifted back to long which produced significant gains through the final three quarters of the year. Overall, the largest losses in 2020 were from trading in Europe and Asia while U.S. positions were profitable. The Fund ended the annual period with long positions across the U.S., Europe, and Asia.

Foreign Currencies

Trading in currencies was slightly unprofitable in 2020. The Fund suffered losses during the first half of the year as long USD/short FX positions were hurt when the greenback began to slide beginning in March. As this trend persisted, the Fund’s positioning shifted to short USD/long FX which contributed positively in the second half of the year and offset the aforementioned losses. Overall, in 2020 trading in European currencies produced the largest gains while positions in Asian currencies and the Canadian dollar produced losses. The Fund finished 2020 with sizable long positions in FX, particularly in European currencies and the Yen.

Outlook

As we turn the page on calendar 2020, investors need to grapple with several issues over the coming months and quarters. With the first COVID-19 vaccines approved in December, risk assets continued to surge as investors embraced the “return-to-normal” trade. Given these moves, allocators are likely to closely monitor both the pace of vaccinations in 2021 along with the number of cases which surged during the fourth quarter. Challenges to the return-to-normal narrative may lead to volatility and market disruption.

The bull market has been remarkably resilient during the final weeks of the Trump administration, shrugging off the President’s challenge of the election results and the uncertainty of the Georgia Senate runoff elections. If the political and socioeconomic divide creates increasing unrest, it will likely foster heightened market volatility, particularly to the extent that it impacts corporate America. As the Democrat party takes control of the Senate, investors will need to consider implications for further stimulus, tax policy, etc.

Finally, the outlook for interest rates will likely be another key issue to consider. Although rates are near historical lows, longer-term yields have been climbing gradually since August. It seems likely that with yields so low, but with the potential to move higher, investors will need to consider whether bonds can deliver the kind of returns that they have in the past.

Against this backdrop, the sell-off in risk assets in 2020 and Q4 2018 is perhaps another reminder of the inherent volatility in markets and the importance of diversifying strategies. As already discussed, looking forward can bonds still provide the diversification and returns that investors have enjoyed in the past? We believe the answer is no and that instead, investors may want to recommit and strengthen their allocation to other diversifying strategies like managed futures.

Fixed Income Strategy

The Fund invests most of its remaining assets in a Fixed Income Strategy comprised of high quality, short to intermediate term investment grade corporate and government agency securities managed by Nuveen.

The fixed income component of the Fund is managed against the Barclay’s 1–5 Government Credit Index. Returns for the fixed income portion of the portfolio were +5.13% compared to +4.71% for the benchmark during 2020. The duration of the portfolio was managed between 2.5 and 2.7 years. Nuveen maintained a mostly neutral duration position as the Fed lowered the federal funds rate to zero. As such, duration positioning did not have a material impact on relative performance versus the benchmarks as interest rates fell. The portfolio managers remained overweight in non-government sectors, which provided a positive contribution. These sectors were negatively impacted by spread widening during the first quarter, however, they rebounded sharply thereafter. Overall, the positioning caused the funds to modestly outperform their respective benchmarks.

10	| Shareholder Letter

LoCorr Dynamic Equity Fund

The LoCorr Dynamic Equity Fund (the “Fund”) seeks long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective. Consistent with the “low correlation” our LoCorr Fund family seeks, long/short equity funds have the ability to provide positive returns when equity markets are rising, yet they offer the potential for downside protection when equity prices are falling.

The Fund employs three sub-advisers to manage the long/short equity strategy of the Fund:

●	Billings Capital Management (“Billings”) manages a strategy which is based on a value-oriented, concentrated, fundamental, bottom-up long/short equity approach. This manager seeks to outperform the S&P 500 over the long term. The sub-portfolio managed by Billings is similar to a strategy that this manager has executed since 2008 with their current firm and for many years prior to that at a different entity.

●	Kettle Hill Capital Management (“Kettle Hill”) seeks to generate alpha by combining a bottom-up, fundamental analysis with a top-down opportunistic overlay. Investing primarily in small cap securities, Kettle Hill targets a conservative net exposure to the market. The sub-portfolio managed by Kettle Hill is similar to a strategy that this manager has executed since its inception in 2003.

●	First Quadrant manages a strategy which is similar to a global long/short strategy the manager has executed since 2016. First Quadrant utilizes a systematic multi-factor approach coupled with an active beta management approach to maximize upside opportunities while reducing downside performance. First Quadrant invests in developed international and U.S. markets and was added to the portfolio January 2019.

Market Commentary

Entering 2020 there was reason for optimism: prior year’s strong equity market returns, continued accommodative policy from most central banks, the expectation for positive trade negotiations between the US and China, record low unemployment, and near all-time low interest rates. An abundance of factors pointed to a healthy economy, but given how 2020 actually unfolded, this serves as further proof the future is always uncertain.

There is no question 2020 was one of the most trying years in recent history for the country and the entire world as approximately two million lives were lost to COVID-19. The world quickly realized the COVID-19 virus was not contained to Wuhan, China and this relatively unknown virus quickly escalated to a global pandemic in the first quarter. As global economies closed and stay-at-home orders throughout the world began virtually everyone across the globe saw their lives impacted by the virus. News regarding the spread of the virus and global efforts to control the transmission would be the dominating factor that drove global markets throughout the year.

As cases across the globe grew at an exponential speed, countries implemented sheltering-in-place and closures of non-essential businesses to reduce the spread of this contagious virus. These safety measures had unprecedented impacts on business activity and the global economy. In the U.S. for example, Q2 gross domestic product declined an unprecedented -31.4% and the unemployment rate soared to 14.7%, its highest level since the Great Depression. One of the hardest hit sectors were travel related industries, experiencing a virtual stoppage. At its low point on April 14th, U.S. airline travel demand declined -96% year-over-year according to the Transportation Security Administration. In addition, service sectors including restaurants were hit hard, with year over year sales down -18.7% in November of 2020. All these factors contributed to the fastest bear market in history during February and March as risky assets sold off.

To combat the rapidly falling asset markets, central banks around the world stepped in with unprecedented amounts of stimulus. According to a June McKinsey & Company study, approximately $10 trillion in fiscal and monetary policy stimulus was announced, more than triple the amount of stimulus versus the 2008 and 2009 financial crisis. This impressive level of response relatively calmed market participants fears as the S&P 500 found a bottom on March 23rd, 2020. In addition to central banks, policy makers targeted the consumers wallet, issuing federal aid in the US and around the globe. These measures combined with positive vaccine developments in the 4th quarter rocketed markets back to pre-pandemic levels and beyond. In the final pages of the 2020 story, the uncertain U.S. Presidential election was resolved indicating a moderate U.S. government and continued fiscal support.

During the most unclear days of the pandemic, massive-fear induced selling occurred, pushing the S&P 500 into a drawdown of -33.79% during a 16-day period (February 20th – March 23rd). This steep equity market decline was matched with unparalleled levels of volatility as the VIX reached an all-time high of 82.69 on March 16th. As fast as the market sold-off, it recovered just as quickly as market participants became increasingly optimistic that the actions taken by central bankers and legislators would support/stabilize financial markets and the economy. Stocks would erase their earlier losses, rallying +70.18% from their March 23rd low, as measured by the S&P 500, and finishing 2020 up an astounding +18.40%. The calendar year gains were not as widespread in international markets, as seen by the +5.43% return for the MSCI EAFE PR USD Index, though the Index rallied +15.75% in the fourth quarter.

Out of the eleven sectors comprising the S&P 500, eight made gains in 2020. The gains over the year were led by Information Technology, up +43.89%, and Consumer Discretionary, up +33.30%. Energy, down -33.68%, Real Estate, down -2.17%, and Financials, down -1.69% accounted for the negative sectors during 2020. Valuation for the S&P 500 continued to climb into the end of 2020 as the Forward S&P 500 P/E (price-earnings ratio) closed the year at 22.46, well above 2019 closing levels of 18.18. The past two quarters of 2020, the 12-month forward P/E has been at its highest level since 2002.

Shareholder Letter |	11

Portfolio Update

The Fund’s Class I Shares finished the year in positive territory, up +4.03%, slightly underperforming the Morningstar Long/Short Fund category which closed up +5.28%. The Fund continues to outperform the Index on a 5-year trailing basis by a margin of +1.46%. The Fund struggled alongside broader equity markets during Q1 but recovered in Q2, closing the 2nd quarter up +13.96% easily outpacing the +7.93% return for the Morningstar Long/Short Equity category. The Fund finished 2020 on a strong note, ending the 4th quarter up +16.49%, outpacing both the Morningstar Long/Short Equity Fund category of +7.77% and the S&P 500 +12.15%. In 2020, there was a significant dispersion between growth and value related companies. The Russell 1000 Growth Total Return Index finished the year up +38.49% vs the Russell 1000 Value Index up +2.80%. This diffusion proved to be a headwind as the Fund has a value-oriented bias.

Kettle Hill led the way for the Fund, posting stellar 2020 returns and finishing well in the black, while First Quadrant fought its way back to flat and Billings Capital finished in the red. LoCorr believes that Kettle Hill’s ability to tactically manage net exposure along with identifying the best risk/reward opportunities in an everchanging market environment was a significant factor to the sub-adviser’s impressive positive performance in 2020. The Fund’s overall net exposure oscillated throughout 2020, ending the year slightly above its typical 40-60% range, at 64.30% net exposure.

The Fund’s long book was a detractor for the first six months of 2020; however, these names saw a significant rebound in the second half of 2020. During the year, the Fund saw strongest returns from the Consumer Cyclical, Technology, Communication services, and Real Estate sectors. Within the Consumer Cyclical sector, RH (-0.32% of the fund as of 12/31/2020), formerly known as Restoration Hardware was a top performer. The company outperformed early in the stock market recovery, due to the retailer having a large online business presence and the company’s customer base not being as greatly impacted by the COVID-19 crisis. The long position in RH generated sizable gains and was subsequently flipped to short at the end of the year due to concerns on overextended price action. Another contributor within the Consumer Cyclical sector, CarMax (-0.32% of the fund as of 12/31/2020), traded higher on shifts in underlying consumer buying preferences and increased used car demand. Similar to RH, CarMax flipped to short at the end of the year due to overvaluation concerns. In the Technology sector, Take-Two Interactive Software (0.92% of the fund as of 12/31/2020), benefitted the Fund by capitalizing on stay-at-home trends and increased market share from premium video game offerings. A top performer within the Communication services sector was Pinterest Inc. (0.95% of the fund as of 12/31/2020), the operator of a pinboard-style photo-sharing website which allows users to create and manage theme-based image collections. Pinterest trended higher during the 3rd quarter with better-than-expected earnings and increasing global monthly users. Offsetting these gains were losses in the Industrials and Financial Services sectors. In the Industrial sector, a position in Air Canada (0.00% of the Fund as of 12/31/2020), a passenger airliner, was a large detractor to the fund early in 2020 as travel related names were hit hard and did not participate in the market recovery to the same extent as other cyclical industries. Within the Financial Services, a position in CIT Group (0.00% of the Fund as of 12/31/2020), a financial holding company, was negatively impacted by the emergency Federal Reserve Rate cuts. These unforeseen happenings negatively impacted the firm’s net interest margin along with general concerns regarding credit risk.

The Fund’s short book experienced gains in the first half of the year but faced losses in the second half of the year. Overall, these losses during the year were led by Technology and Healthcare sectors as broader equity markets rebounded sharply. These short positions predominantly revolved around over extended valuations in companies like The Trade Desk (0.00% of the Fund as of 12/31/2020), Align Technologies (0.00% of the Fund as of 12/31/2020), and iRhythm Technologies (0.00% of the Fund as of 12/31/2020). The short book had gains within the Industrial sector early in the year from The Boeing Company (-0.31% of the Fund as of 12/31/2020). This short position benefitted the Fund given the dramatic decrease in air travel during the pandemic. In addition, many airline operators canceled, and deferred orders given the unknown impacts of this decreased demand. A short position in Pioneer Natural Resources (-0.33% of the Fund as of 12/31/2020) benefited the Fund throughout the year as one of the Fund’s managers was able to strategically trade around weakness in the Energy sector.

Outlook

As we enter 2021, many questions remain unanswered. Investors will need to assess the long-term implications of the COVID-19 virus on economies around the globe and what a “return-to-normal” environment may look like. All these questions must be considered against the backdrop of new political party agendas in the White House. The equity bull market continues to prove its robustness, pushing higher during the final weeks of the Trump administration and amid political uncertainty. If political and social unrest manifest, it could foster heightened market volatility and possibly negatively impact the great strides having been made by corporate America since the darkest days of the pandemic.

Amid continued uncertainty, a long/short equity strategy may allow for continued participation in rising equity markets while the strategy’s ability to benefit from falling stock prices could mitigate losses if equities were to sell off. As we would anticipate, the Fund participated nicely within this more favorable market environment during the second half of 2020, outperforming the Morningstar Long-Short Equity Fund Category and a majority of peers in the category. We remain highly confident in the ability of the Fund to provide positive absolute returns and compelling diversification for investor’s balanced portfolios.

12	| Shareholder Letter

LoCorr Spectrum Income Fund

The LoCorr Spectrum Income Fund (the “Spectrum Income Fund” or the “Fund”) has an objective of current income with capital appreciation as a secondary objective. The Fund is designed to fit within the “low correlation” of the LoCorr Fund family by seeking to provide relatively high levels of income with low correlation to the bond market. The Fund is sub-advised by Bramshill Investments (“Bramshill”) (formerly known as Trust and Fiduciary Income Partners). Bramshill invests in a portfolio of primarily pass-through securities with an integrated covered call and hedging strategy. Bramshill seeks to generate high current income, much of which the Fund distributes monthly to investors.

Market Commentary

Entering 2020 there was reason for optimism: prior year’s strong equity market returns, continued accommodative policy from most central banks, the expectation for positive trade negotiations between the US and China, record low unemployment, and near all-time low interest rates. An abundance of factors pointed to a healthy economy, but given how 2020 actually unfolded, this serves as further proof the future is always uncertain.

There is no question 2020 was one of the most trying years in recent history for the country and the entire world as approximately two million lives were lost to COVID-19. The world quickly realized the COVID-19 virus was not contained to Wuhan, China and this relatively unknown virus quickly escalated to a global pandemic in the first quarter. As global economies closed and stay-at-home orders throughout the world began virtually everyone across the globe saw their lives impacted by the virus. News regarding the spread of the virus and global efforts to control the transmission would be the dominating factor that drove global markets throughout the year.

As cases across the globe grew at an exponential speed, countries implemented sheltering-in-place and closures of non-essential businesses to reduce the spread of this contagious virus. These safety measures had unprecedented impacts on business activity and the global economy. In the U.S. for example, Q2 gross domestic product declined an unprecedented -31.4% and the unemployment rate soared to 14.7%, its highest level since the Great Depression. One of the hardest hit sectors were travel related industries, experiencing a virtual stoppage. At its low point on April 14th, U.S. airline travel demand declined -96% year-over-year according to the Transportation Security Administration. In addition, service sectors including restaurants were hit hard, with year over year sales down -18.7% in November of 2020. All these factors contributed to the fastest bear market in history during February and March as risky assets sold off.

During the most unclear days of the pandemic, a unique dislocation occurred in the oil futures market when Saudi Arabia and Russia (formerly OPEC+ allies) engaged in a crude oil price war by ramping production amid a drastic decline in demand, causing expiring crude futures to crater to negative -$37 per barrel, as measured by West Texas Intermediate crude. Oil prices would remain in a relatively tight trading range until late in the year before rallying higher.

To combat the rapidly falling asset markets, central banks around the world stepped in with unprecedented amounts of stimulus. According to a June McKinsey & Company study, approximately $10 trillion in fiscal and monetary policy stimulus was announced, more than triple the amount of stimulus versus the 2008 and 2009 financial crisis. This impressive level of response relatively calmed market participants fears as the S&P 500 found a bottom on March 23rd, 2020. In addition to central banks, policy makers targeted the consumers wallet, issuing federal aid in the US and around the globe. These measures combined with positive vaccine developments in the 4th quarter rocketed markets back to pre-pandemic levels and beyond. During 2020, there was a significant dispersion between large cap growth and real economy oriented cyclical value. The Russell 1000 Growth TR Index finished the year up +38.49% vs the Russell 1000 Value Index up +2.80%. Although still wide, the spread between growth and value has started to narrow towards the end of the year and is largely due to emerging inflation pressure across the globe. In the final pages of the 2020 story, the uncertain U.S. Presidential election was resolved indicating a moderate U.S. government and continued fiscal support.

Portfolio Update

The Fund’s Class I Shares were down -2.60% during 2020 compared to the +7.51% gain for the Barclay’s U.S. Aggregate Bond Index. While the Fund experienced challenging performance in the first half of the year, it rocketed back in the second half (up +28.64%), outpacing the Barclay’s U.S. Aggregate Bond Index (up +1.29%), and the S&P 500 TR (+22.16%) over this same period. The Fund benefited from positive contributions by Preferred securities, Publicly Traded Partnerships (“PTPs”), Business Development Companies (“BDCs”), and the Fund’s hedging strategy. The manager’s hedging strategy proved beneficial during the first quarter as the market collapsed, contributing approximately +6.00% to the Fund. These gains were offset by losses from Master Limited Partnerships (“MLPs”), Mortgage Real Estate Investment Trust (“mREITs”), and Closed End Funds (“CEFs”), and C-Corporation holdings.

The Preferred securities sector was the top contributor to the Fund’s 2020 Performance. The leading individual position within the sector was Fortress Transportation & Infrastructure (1.94% of the Fund as of 12/31/20), which owns and acquires high quality infrastructure and equipment. The manager bought Fortress during pandemic lows at a sizable discount to believed intrinsic value. In addition, Nustar Energy preferreds (1.52% of the Fund as of 12/31/20), one of the largest independent liquid’s terminal and pipeline operators in the US, also contributed to performance from tactical purchases during the crisis lows. The manager took advantage of the market dislocations to move up the capital structure, thus attempting to increase the security of the distribution.

Within PTPs, Brookfield Renewable Partners, (3.29% of the Fund as of 12/31/20), a renewable energy holding, was a top performer, benefitting as the shift away from conventional forms of “dirty” power production into “clean” energy accelerated. Also, within the PTPs sector, Moelis & Co. (2.36% of the Fund as of 12/31/20), a boutique M&A firm, rallied into the end of the year on news of Aramco hiring the firm to devise a strategy to raise capital through asset sales. Also boosting the company was a pickup in overall M&A and advisory opportunities.

Shareholder Letter |	13

The final sector moderately additive to performance during the year was BDCs. Although the sector performance, as measured by the Vaneck BDC Income ETF lost -6.84% during 2020, this group was positive for the Fund due to the portfolio management team maintaining positions through the downturn and tactically adding later in the year to benefit from the recovery during the 4th quarter. Bramshill’s conviction in the BDC sector stemmed from their confidence that policymakers’ support of small businesses would help support business activity and therefore cash flows of BDCs. Additionally, data began to show acceleration in growth and inflation, which serves to reduce the credit risk represented by their borrowers.

Detracting from 2020 performance was the MLP sector. The broad sector was down -28.84% for the year, as measured by the Alerian Index. The shutdown in the global economy devastated energy demand, but the Fund’s holdings were able to maintain distributions through aggressive reduction of capital expenditures. The manger reduced exposure to the sector by over 50% during the 1st quarter and focused on companies which would benefit from having storage capabilities in a supply glut environment. Starting in the 3rd quarter, Bramshill began adding to the sector as reflation trade beneficiaries, with a focus on natural gas transmissions and distribution. Crestwood Equity Partners (3.05% of the Fund as of 12/31/20), an owner and operator of midstream assets, was caught in an energy and MLP selling frenzy. The company traded down to levels suggesting imminent bankruptcy, which the manager considered highly unlikely. The MLP sector experienced a substantial recovery from pandemic lows but still finished down on the year.

Mortgage REITs also detracted from 2020 performance. The broad sector was down -20.66% during the year, as measured by the iShares Mortgage Real Estate ETF. As the effects of the pandemic shutdown became apparent, the manager mitigated losses by reducing exposure to firms holding mortgages with higher credit risk, instead focusing on companies with large holdings of federal agency guaranteed mortgages. As the year progressed, Bramshill added moderately to positions with high levels of liquidity and the potential to benefit from a reopening of the economy. Significant detractors within the sector were Two Harbors Investment Corp (0.00% of the Fund as of 12/31/20), Invesco Mortgage Capital (0.00% of the Fund as of 12/31/20), Apollo Commercial Real Estate Finance (0.98% of the Fund as of 12/31/20), and New York Mortgage Trust (0.00% of the Fund as of 12/31/20). Each position suffered when their lenders elected to require additional margin on their collateral of non-agency mortgages, forcing a fire-sale of assets in a market lacking prospective buyers.

Although the Closed End Funds were a detractor during the year, the Fund took advantage of buying opportunities by significantly increasing exposure to Closed End Funds at significant discount to NAVs within the municipal and high-quality sub-sectors. Overall, the manager shifted up the capitalization structure in this sector and increased the Fund’s allocation to fixed income CEFs. During the 3rd quarter, Bramshill used many of these positions as sources of capital as more appealing opportunities arose with the pandemic lows potentially in the rearview mirror.

Finally, within the C-Corps sector the manager rotated out of integrated and upstream energy names and into regulated utilities and renewable energy producers during the 1st quarter. Bramshill also added to select consumer staples such as food distributors which benefited from stay-at-home trends. In the latter half of the year, the fund sold out of most of these utility and consumer staple positions and rotated into cyclical names which could benefit from a reflationary environment. A lagger within this sector was Macquarie Infrastructure Corp (0.00% of the Fund as of 12/31/20), which withdrew both their dividend and forward guidance.

Outlook

As Bramshill looks towards 2021, the most significant trend in the current landscape is the emergence of ESG (Environmental, Social, Governance) investing. While the manager’s focus is primarily on cash flows, it has become hard to ignore the groundswell of attention being generated by ESG. The Fund has long been holders of renewable energy producers due to improving efficiency and declining costs which have allowed these companies to grow more rapidly than traditional energy producers.

Additionally, the manager believes reflationary pressures will continue to grow and support a “risk on” investing environment which should be conducive to value sectors, particularly energy MLPs and credit sensitive BDCs within the Fund’s opportunity set. Assuming a successful rollout of the vaccine and no unforeseen geopolitical disasters, the manger believes there is a clear runway for reflation beneficiaries in the market for at least the first half of the year. Further policy support is readily apparent, as the Fed has repeatedly stated its unwavering fiscal support and its willingness to let inflation run hot for a while. In addition, the incoming Biden administration has outlined major plans to stimulate the economy through fiscal policy. At some point, markets will need to deal with risks of inflation and the withdrawal of monetary support, but that may be well into the future.

Thank you for investing in the LoCorr Funds

14	| Shareholder Letter

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. Barclays 1-5 Year Government/Credit Index – The Barclays U.S. Government/Credit 1–5 Year Index is an index of all investment grade bonds with maturities of more than one year and less than 5 years. MSCI EAFE Index was designed to measure the equity market performance of developed markets outside of the U.S. & Canada. VIX – Chicago Board Options Exchange (CBOE), the Volatility Index, or VIX, is a real-time market index that represents the market’s expectation of 30-day forward-looking volatility. Derived from the price inputs of the S&P 500 index options, it provides a measure of market risk and investors’ sentiments. It is also known by other names like “Fear Gauge” or “Fear Index.” Investors, research analysts and portfolio managers look to VIX values as a way to measure market risk, fear and stress before they take investment decisions. ICE BofAML 3-M T-Bill Index tracks the performance of the U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than 3 months. Morningstar Managed Futures Category is an average monthly return of all funds in the Morningstar Managed Futures Category. These funds typically take long and short positions in futures options, swaps, and foreign exchange contracts, both listed and over the counter, based on market trends or momentum. (A long position is a bet an investment will gain in value, while a short position is a bet that an investment will decline in value.) A majority of these funds follow trend-following, price-momentum strategies. Other strategies included in this category are systematic mean-reversion, discretionary global macro strategies, commodity index tracking, and other futures strategies. More than 60% of these funds’ exposure is invested through derivative securities. TOPIX Index (Tokyo Stock Price Index) is an important stock market index for the Tokyo Stock Exchange (TSE) in Japan, tracking all domestic companies of the exchange’s First Section. Dow Jones EURO STOXX 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within eurozone nations. Bloomberg Commodity Index is a broadly diversified commodity price index distributed by Bloomberg Indexes. The index was originally launched in 1998 as the Dow Jones-AIG Commodity Index and renamed to Dow Jones-UBS Commodity Index in 2009, when UBS acquired the index from AIG. SG Trend Index is a subset of the SG CTA Index, and follows traders of trend following methodologies. The SG CTA Index is equal weighted, calculates the daily rate of return for a pool of CTAs selected from the larger managers that are open to new investment. Morningstar Long/Short Equity Category is an average monthly return of all funds in the Morningstar Long-Short Equity Category. The category contains a universe of funds with similar investment objectives and investment style, as defined by Morningstar. Performance of the indices and Morningstar Category Average is generated on the first business day of the month. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based bond index comprised of government, corporate, mortgage and asset-back issues rated investment grade or higher. West Texas Intermediate is a crude oil that serves as one of the main global oil benchmarks. It is sourced primarily from Texas and is one of the highest quality oils in the world, which is easy to refine. WTI is the underlying commodity for the NYMEX’s oil futures contract. One cannot invest directly in an index.

Please refer to the Schedule of Investments in this report for full holdings information. Fund holdings and sector allocations are subject to change and should not be considered recommendations to buy or sell any security.

Alpha is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Basis Points (bps) – A unit that is equal to 1/100th of 1% and is used to denote the change in a financial instrument. The basis point is commonly used for calculating changes in interest rates, equity indexes and the yield of a fixed-income security. Beta measures the sensitivity of a stock’s return relative to the return of a selected market index. When beta is greater than one, it means a stock will rise or fall more than the market. Cash Flows refers to a company’s free cash flow which is a measure of how much cash a business generates after capital expenditures. Duration is a commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration. Investment Grade refers to bonds that are rated BBB or higher. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s, Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. Spread is the percentage point difference between yields of various classes of bonds compared to treasury bonds. Calendar spread is an options or futures spread established by simultaneously entering a long and short position on the same underlying asset at the same strike price but with different delivery months. It is sometimes referred to as an inter-delivery, intra-market, time, or horizontal spread. Yield Curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. The curve is used to predict changes in economic output and growth.

Must be preceded or accompanied by a prospectus.

Opinions expressed are those of the Investment Manager and are subject to change, are not guaranteed and should not be considered investment advice.

Earnings growth is not representative of the Funds’ future performance.

Past performance is not a guarantee of future results.

Diversification does not assure a profit nor protect against loss in a declining market.

Mutual fund investing involves risk. Principal loss is possible. LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund and LoCorr Spectrum Income Fund are diversified funds. LoCorr Dynamic Equity Fund is a non-diversified fund, meaning it may invest its assets in fewer individual holdings than a diversified fund. Therefore, those Funds are more exposed to individual stock volatility than a diversified fund. The Funds invest in foreign investments and foreign currencies which involve greater volatility and political, economic and currency risks and differences in accounting methods. The Funds may make short sales of securities, which involves the risk that losses may exceed the original amount invested. Investing in commodities may subject the Funds to greater risks and volatility as commodity prices may be influenced by a variety of factors including unfavorable weather, environmental factors, and changes in government regulations. The Funds may invest in derivative securities, which derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, and, depending upon the characteristics of a particular derivative, suddenly can become illiquid. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed, Mortgage Backed, and Collateralized Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Investments in Real Estate Investment Trusts (REITs) involve additional risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments.

Derivative contracts ordinarily have leverage inherent in their terms which can magnify a Fund’s potential for gains or losses through increased long and short position exposure. A Fund may access derivatives via a swap agreement. A risk of a swap agreement is the risk that the counterparty to the agreement will default on its obligation to pay the Fund.

A Fund will incur a loss as a result of a short position if the price of the short position instrument increases in value between the date of the short position sale and the date on which an offsetting position is purchased.

Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Investments in lower rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. ETF investments are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs are subject to specific risks, depending on the nature of the ETF.

Shareholder Letter |	15

A Fund’s portfolio will be significantly impacted by the performance of the real estate market generally, and a Fund may be exposed to greater risk and experience higher volatility than would a more economically diversified portfolio. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural, or technological developments. Investments in Limited Partnerships (including master limited partnerships) involve risks different from those of investing in common stock including risks related to limited control and limited rights to vote on matters affecting the Limited Partnership, risks related to potential conflicts of interest between the Limited Partnership and the Limited Partnership’s general partner, cash flow risks, dilution risks and risks related to the general partner’s limited call right. Underlying Funds are subject to management and other expenses, which will be indirectly paid by a Fund.

The LoCorr Funds are distributed by Quasar Distributors, LLC.

16	| Fund Performance

LoCorr Macro Strategies Fund

Rate of Return — For the period ended December 31, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Macro Strategies Fund – Class A (without maximum load)	3/22/11	5.41%	5.41%	4.18%	1.99%
LoCorr Macro Strategies Fund – Class A (with maximum load)	3/22/11	-0.63%	-0.63%	2.96%	1.37%
LoCorr Macro Strategies Fund – Class C	3/24/11	4.08%	3.70%	3.42%	1.24%
LoCorr Macro Strategies Fund – Class I	3/24/11	5.58%	5.70%	4.43%	2.25%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.07%	0.67%	1.20%	0.64%[1]
Barclay CTA Index		3.75%	3.60%	1.03%	0.43%[1]

$100,000 investment in the

LoCorr Macro Strategies Fund – Class I

For the period ended December 31, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.17%, 2.92% and 1.92% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

[1]	Since inception return as of March 24, 2011.

LoCorr Long/Short Commodities Strategy Fund

Rate of Return — For the period ended December 31, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Long/Short Commodities Strategy Fund – Class A (without maximum load)	12/31/11	-1.41%	9.66%	3.98%	3.74%
LoCorr Long/Short Commodities Strategy Fund – Class A (with maximum load)	12/31/11	-7.09%	3.41%	2.76%	3.06%
LoCorr Long/Short Commodities Strategy Fund – Class C	12/31/11	-2.74%	7.83%	3.22%	2.94%
LoCorr Long/Short Commodities Strategy Fund – Class I	12/31/11	-1.25%	9.91%	4.27%	4.00%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.07%	0.67%	1.20%	0.69%
Morningstar Long/Short Commodity Index		0.84%	-4.29%	-3.35%	-2.98%

$100,000 investment in the

LoCorr Long/Short Commodities Strategy Fund – Class I

For the period ended December 31, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.61%, 3.36% and 2.36% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Morningstar Long/Short Commodity Index is a fully collateralized commodity futures index that uses the momentum rule to determine if each commodity is held long, short, or flat.

One cannot invest directly in an index.

Fund Performance |	17

LoCorr Market Trend Fund

Rate of Return — For the period ended December 31, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Market Trend Fund – Class A (without maximum load)	6/30/14	12.19%	4.47%	-0.05%	3.51%
LoCorr Market Trend Fund – Class A (with maximum load)	6/30/14	5.70%	-1.52%	-1.22%	2.58%
LoCorr Market Trend Fund – Class C	6/30/14	10.77%	2.76%	-0.79%	2.74%
LoCorr Market Trend Fund – Class I	6/30/14	12.41%	4.81%	0.21%	3.78%
Bank of America Merrill Lynch 3-Month Treasury Bill Index		0.07%	0.67%	1.20%	0.93%
Barclay CTA Index		3.75%	3.60%	1.03%	1.60%

$100,000 investment in the

LoCorr Market Trend Fund – Class I

For the period ended December 31, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 2.03%, 2.78% and 1.78% for Class A, Class C and Class I shares, respectively.

The Bank of America Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

The Barclay CTA Index is a leading industry benchmark of representative performance of commodity trading advisors.

One cannot invest directly in an index.

LoCorr Dynamic Equity Fund

Rate of Return — For the period ended December 31, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Dynamic Equity Fund – Class A (without maximum load)	5/10/13	20.04%	3.75%	5.60%	3.18%
LoCorr Dynamic Equity Fund – Class A (with maximum load)	5/10/13	13.15%	-2.19%	4.35%	2.39%
LoCorr Dynamic Equity Fund – Class C	5/10/13	18.58%	1.92%	4.80%	2.41%
LoCorr Dynamic Equity Fund – Class I	5/10/13	20.14%	4.03%	5.87%	3.46%
S&P 500 Total Return Index		22.16%	18.40%	15.22%	13.79%
Morningstar Long/Short Equity Fund Index		12.00%	5.28%	4.41%	3.92%

$100,000 investment in the

LoCorr Dynamic Equity Fund – Class I

For the period ended December 31, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.75%, 4.50% and 3.50% for Class A, Class C and Class I shares, respectively.

The S&P 500 Total Return Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

The Morningstar Long/Short Equity Index category holds sizeable stakes in both long and short positions in equities and related derivative. At least 75% of the assets are in equity securities or derivatives.

One cannot invest directly in an index.

18	| Fund Performance

LoCorr Spectrum Income Fund

Rate of Return — For the period ended December 31, 2020 (Unaudited)

	Inception		Average Annual
	Date	6 Month	1 Year	5 Year	Since Inception
LoCorr Spectrum Income Fund – Class A (without maximum load)	12/31/13	28.59%	-2.75%	3.12%	0.30%
LoCorr Spectrum Income Fund – Class A (with maximum load)	12/31/13	21.30%	-8.34%	1.92%	-0.54%
LoCorr Spectrum Income Fund – Class C	12/31/13	26.70%	-4.59%	2.32%	-0.47%
LoCorr Spectrum Income Fund – Class I	12/31/13	28.64%	-2.60%	3.40%	0.57%
Bloomberg Barclay U.S. Aggregate Bond Index		1.29%	7.51%	4.44%	4.09%
Morningstar Allocation - 70% to 85% Equity		19.04%	10.84%	9.13%	6.86%

$100,000 investment in the

LoCorr Spectrum Income Fund – Class I

For the period ended December 31, 2020 (Unaudited)

This chart illustrates the performance of a hypothetical $100,000 investment made in the Fund since inception. Assumes reinvestment of distributions, but does not reflect the effect of any applicable sales charge or redemption fees. This chart does not imply any future performance. Performance will vary from class to class based on differences in class-specific expenses and sales charges. The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance data represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1.855.LCFUNDS, or visiting www.LoCorrFunds.com.

Performance data shown reflects the Class A maximum sales charge of 5.75% and reflects the Class C Contingent Deferred Sales Charge (CDSC) of 1.00%. Performance of the Class A without load does not reflect the deduction of the sales load or fee. If reflected, the load or fee would reduce the performance quoted.

The returns reflect the actual performance for each period and do not include the impact on trades executed on the last business day of the period that were recorded on the first business day of the next period.

Per the fee table in the Fund’s April 30, 2020 prospectus, the Fund’s annual operating expense ratio is, before fee waivers 3.32%, 4.07% and 3.07% for Class A, Class C and Class I shares, respectively.

The Bloomberg Barclay U.S. Aggregate Bond Index is a long term, market capitalization-weighted index used to represent investment grade bonds being traded in the United States.

The Morningstar Allocation – 70% to 85% Equity portfolios seek to provide both income and capital appreciation by investing in multiple asset classes, including stocks, bonds and cash. These portfolios are dominated by domestic holdings and have equity expenses between 70% and 85%.

One cannot invest directly in an index.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments |	19

LoCorr Macro Strategies Fund

Composition of Consolidated Investment Portfolio1

December 31, 2020 (Unaudited)

[1]	As a percentage of total investments.

Consolidated Schedule of Investments

December 31, 2020

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 10.45%
321 Henderson Receivables I LLC
Series 2006-1A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	03/15/2041	0.36%	$384,979	$379,958
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.36%	429,130	425,455
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.51%	88,328	86,692
American Express Credit Account Master Trust, 2019-1 A	10/15/2024	2.87%	2,390,000	2,466,003
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	746,713	805,058
AmeriCredit Automobile Receivables Trust, 2020-3 A-3	06/18/2025	0.53%	5,420,000	5,432,433
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	499,521	508,851
California Republic Auto Receivables Trust, 2018-1 A3	08/15/2022	3.14%	83,991	84,110
Carmax Auto Owner Trust
Series 2019-1 A3	03/15/2024	3.05%	2,309,786	2,359,908
Series 2020-1 A3	12/16/2024	1.89%	4,150,000	4,257,334
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	3,850,000	3,951,966
Citibank Credit Card Issuance Trust, 2018-A3 A3	05/23/2025	3.29%	3,500,000	3,752,771
Corevest American Finance Trust, 2020-1 A1 (a)	03/17/2050	1.83%	491,798	498,899
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	1,989,813	2,039,040
Diamond Resorts Owner Trust, 2018-1 A (a)	01/21/2031	3.70%	1,293,052	1,350,404
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.49%	2,775,000	2,785,600
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	1.46%	1,062,150	1,063,191
Entergy New Orleans Storm Recovery Funding LLC, 2015-1 A	06/01/2027	2.67%	787,738	803,019
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	2,244,000	2,264,764
Ford Credit Auto Owner Trust
Series 2016-1 A (a)	08/15/2027	2.31%	2,350,000	2,355,482
Series 2018-2 A (a)	01/15/2030	3.47%	1,400,000	1,501,214
GM Financial Consumer Automobile Receivables Trust
Series 2020-2 A2B (1 Month LIBOR USD + 1.050%) (c)	03/16/2023	1.20%	970,559	973,814
Series 2020-1 A3	09/16/2024	1.84%	1,680,000	1,716,390
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	2,514,874	2,603,628
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	4,538,820	4,616,007
Series 2020-3 A3	10/18/2024	0.37%	6,550,000	6,561,076
Hyundai Auto Receivables Trust, 2020-C	05/15/2025	0.38%	5,520,000	5,529,600

The accompanying notes are an integral part of these consolidated financial statements.

20	| LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES (continued)
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	1.00%	$1,448,294	$1,444,761
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.06%	2,406,174	2,411,475
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.15%	2,780,103	2,780,103
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.25%	922,786	929,658
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.80%	2,275,000	2,269,473
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.97%	698,137	689,092
MVW Owner Trust
Series 2019-1A A (a)	11/20/2036	2.89%	1,243,683	1,290,544
Series 2019-2A A (a)	10/20/2038	2.22%	1,789,438	1,840,647
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	3,150,000	3,168,909
Series 2020-G (a)	02/17/2026	0.97%	2,288,000	2,300,016
Progress Residential Trust
Series 2017-SFR1 A (a)	08/17/2034	2.77%	3,268,809	3,308,303
Series 2019-SFR4 B (a)	11/17/2036	2.94%	1,300,000	1,345,189
Santander Drive Auto Receivables Trust, 2020-4 A-3	07/15/2024	0.48%	4,640,000	4,653,941
Sierra Receivables Funding LLC, 2018-3A A (a)	09/20/2035	3.69%	1,304,760	1,362,444
SoFi Professional Loan Program LLC
Series 2016-C A2B (a)	12/27/2032	2.36%	779,153	789,137
Series 2016-D A2B (a)	04/25/2033	2.34%	769,392	784,128
Series 2015-C A2 (a)	08/25/2033	2.51%	502,357	504,450
Series 2016-A A2 (a)	12/26/2036	2.76%	1,437,756	1,460,502
Synchrony Card Issuance Trust, 2018-A1 A	09/15/2024	3.38%	2,935,000	2,999,262
Tesla Auto Lease Trust, 2020-A (a)	05/20/2023	0.55%	2,902,229	2,907,458
Toyota Auto Receivables Owner Trust, 2020-B A2	12/15/2022	1.38%	4,707,635	4,731,286
Tricon American Homes Trust, 2017-SFR1 A (a)	09/19/2034	2.72%	2,796,487	2,832,121
Verizon Owner Trust
Series 2018-1A A1B (1 Month LIBOR USD + 0.260%) (a)(c)	09/20/2022	0.41%	1,063,348	1,063,811
Series 2018-A A1A	04/20/2023	3.23%	4,372,551	4,430,595
Series 2019-B A1A	12/20/2023	2.33%	2,597,000	2,648,404
Series 2019-C A1A	04/20/2024	1.94%	705,000	720,126
Series 2020-A A1A	07/20/2024	1.85%	6,765,000	6,927,407
TOTAL ASSET BACKED SECURITIES (Cost $121,879,465)				123,765,909

CORPORATE BONDS: 23.12%
Agriculture: 0.41%
BAT Capital Corp.	08/15/2024	3.22%	625,000	676,639
BAT International Finance PLC (b)	03/25/2026	1.67%	4,085,000	4,181,483
				4,858,122
Auto Manufacturers: 0.74%
Cummins, Inc.	09/01/2025	0.75%	2,800,000	2,820,261
General Motors Financial Co., Inc.	06/20/2025	2.75%	3,845,000	4,111,473
Volkswagen Group of America Finance LLC (a)	11/24/2025	1.25%	1,800,000	1,817,844
				8,749,578
Banks: 11.51%
Banco Santander SA (b)	02/23/2023	3.13%	2,800,000	2,948,105
Banco Santander SA (b)	05/28/2025	2.75%	1,015,000	1,083,538
Bank of America Corp.	10/21/2022	2.50%	3,680,000	3,745,888
Bank of America Corp.	01/11/2023	3.30%	4,240,000	4,495,290
Bank of America Corp. (3 Month LIBOR USD + 0.930%) (c)	07/21/2023	2.82%	2,150,000	2,232,627
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	5,500,000	5,551,393
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	6,095,000	6,225,012
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	1,000,000	1,013,315
Bank of Montreal (b)	03/26/2022	2.90%	1,770,000	1,827,528
Bank of New York Mellon Corp.	02/07/2022	2.60%	1,000,000	1,023,703
Bank of New York Mellon Corp.	10/24/2024	2.10%	1,200,000	1,274,453
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	3,025,000	3,046,447
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	3,640,000	3,879,960
Citigroup, Inc.	01/14/2022	4.50%	2,515,000	2,622,336

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued) |	21

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	$5,735,000	$5,897,231
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	4,140,000	4,502,435
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	1,915,000	1,927,423
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	2,130,000	2,261,295
Credit Suisse AG (b)	05/05/2023	1.00%	2,610,000	2,649,481
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	2,895,000	3,013,296
Fifth Third Bancorp	05/05/2023	1.63%	2,505,000	2,583,712
Goldman Sachs Group, Inc.	01/22/2023	3.63%	3,685,000	3,932,383
Goldman Sachs Group, Inc.	02/23/2023	3.20%	4,935,000	5,214,413
Goldman Sachs Group, Inc.	04/01/2025	3.50%	1,925,000	2,138,655
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	2,000,000	2,043,904
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	2,600,000	2,701,771
Huntington National Bank	04/01/2022	3.13%	1,735,000	1,791,105
ING Groep NV (b)	04/09/2024	3.55%	3,095,000	3,381,502
JP Morgan Chase & Co.	09/23/2022	3.25%	1,565,000	1,645,926
JP Morgan Chase & Co.	01/25/2023	3.20%	8,345,000	8,834,123
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	2,000,000	2,022,600
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	3,025,000	3,043,037
Morgan Stanley	11/01/2022	4.88%	1,900,000	2,047,240
Morgan Stanley	01/23/2023	3.13%	7,925,000	8,363,807
National Bank of Canada (a)(b)	10/07/2022	2.15%	1,600,000	1,648,964
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	3,345,000	3,479,712
Royal Bank of Canada (b)	11/01/2024	2.25%	1,855,000	1,973,363
Santander UK PLC (b)	01/13/2023	2.10%	2,255,000	2,330,055
State Street Corp. (SOFR + 2.690%) (c)	03/30/2023	2.83%	2,010,000	2,074,450
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	1,860,000	1,872,659
Truist Financial Corp.	08/05/2025	1.20%	2,565,000	2,632,813
UBS AG/London (a)(b)	04/21/2022	1.75%	1,750,000	1,781,137
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	600,000	605,801
Wells Fargo & Co.	02/13/2023	3.45%	4,195,000	4,445,639
Wells Fargo & Co. (SOFR + 1.600%) (c)	06/02/2024	1.65%	2,375,000	2,441,223
				136,250,750
Biotechnology: 0.39%
Gilead Sciences, Inc.	09/29/2023	0.75%	1,650,000	1,655,014
Royalty Pharma PLC (a)(b)	09/02/2023	0.75%	2,975,000	2,989,220
				4,644,234
Building Materials: 0.24%
Carrier Global Corp.	02/15/2025	2.24%	2,685,000	2,841,167

Chemicals: 0.16%
DuPont de Nemours, Inc.	11/15/2023	4.21%	1,765,000	1,947,219

Computers: 0.10%
Apple, Inc.	05/03/2023	2.40%	1,175,000	1,232,533

Diversified Financial Services: 1.51%
Air Lease Corp.	07/03/2023	3.88%	2,850,000	3,043,229
Air Lease Corp.	02/01/2024	4.25%	925,000	1,003,867
American Express Co.	05/20/2022	2.75%	505,000	520,985
American Express Co.	07/30/2024	2.50%	2,000,000	2,133,609
Capital One Bank	02/15/2023	3.38%	1,700,000	1,796,479
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	2,190,000	2,253,667
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	4,605,000	5,110,948
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	1,930,000	2,061,151
				17,923,935
Electric: 0.43%
Eversource Energy	08/15/2025	0.80%	350,000	349,321
Exelon Generation Co. LLC	03/15/2022	3.40%	620,000	640,106
Exelon Generation Co. LLC	06/01/2025	3.25%	810,000	883,234
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	3,100,000	3,198,861
				5,071,522

The accompanying notes are an integral part of these consolidated financial statements.

22	| LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Food: 0.14%
Mondelez International, Inc.	04/13/2023	2.13%	$1,620,000	$1,682,609

Healthcare - Services: 0.28%
Anthem, Inc.	01/15/2025	2.38%	2,165,000	2,315,576
UnitedHealth Group, Inc.	01/15/2026	1.25%	995,000	1,025,726
				3,341,302
Insurance: 0.99%
American International Group, Inc.	06/30/2025	2.50%	2,215,000	2,381,118
Aon Corp.	11/15/2022	2.20%	1,660,000	1,715,730
Equitable Financial Life Global (a)	07/07/2025	1.40%	2,435,000	2,500,964
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	3,155,000	3,196,832
Voya Financial, Inc.	07/15/2024	3.13%	1,765,000	1,907,471
				11,702,115
Media: 0.71%
Comcast Corp.	4/15/2024	3.70%	7,625,000	8,389,090

Miscellaneous Manufacturing: 0.14%
Parker-Hannifin Corp.	06/14/2024	2.70%	1,540,000	1,651,641

Oil & Gas: 0.92%
BP Capital Markets PLC (b)	03/11/2021	4.74%	1,000,000	1,008,090
Chevron Corp.	05/11/2023	1.14%	2,485,000	2,537,323
Diamondback Energy, Inc.	12/01/2024	2.88%	1,865,000	1,960,395
Equinor ASA (b)	01/22/2026	1.75%	810,000	850,889
Phillips 66	02/15/2024	0.90%	2,280,000	2,285,522
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	2,150,000	2,208,827
				10,851,046
Pharmaceuticals: 0.84%
AbbVie, Inc.	11/06/2022	2.90%	1,015,000	1,061,771
AbbVie, Inc.	11/21/2022	2.30%	1,805,000	1,870,702
Bristol-Myers Squibb Co.	02/20/2023	3.25%	915,000	962,571
Bristol-Myers Squibb Co.	11/13/2023	0.54%	1,855,000	1,858,359
CVS Health Corp.	08/12/2024	3.38%	3,880,000	4,231,618
				9,985,021
Pipelines: 0.53%
Energy Transfer Operating LP	05/15/2025	2.90%	790,000	835,791
MPLX LP	03/01/2026	1.75%	2,935,000	3,037,447
ONEOK, Inc.	09/01/2024	2.75%	775,000	817,732
TransCanada PipeLines Ltd. (b)	08/01/2022	2.50%	1,500,000	1,550,067
				6,241,037
Real Estate Investment Trusts: 1.09%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	2,515,000	2,767,883
American Tower Corp.	09/15/2025	1.30%	4,860,000	4,962,446
Camden Property Trust	12/15/2022	2.95%	1,457,000	1,518,396
Crown Castle International Corp.	07/15/2025	1.35%	1,760,000	1,796,572
Highwoods Realty LP	06/15/2021	3.20%	474,000	477,301
Kilroy Realty LP	01/15/2023	3.80%	1,300,000	1,361,289
				12,883,887
Telecommunications: 1.84%
AT&T, Inc.	05/15/2025	3.40%	8,510,000	9,458,450
T-Mobile USA, Inc. (a)	04/15/2025	3.50%	4,240,000	4,685,115
Verizon Communications, Inc.	09/15/2023	5.15%	2,895,000	3,262,206
Verizon Communications, Inc.	11/01/2024	3.50%	2,100,000	2,319,493
Vodafone Group PLC (b)	01/16/2024	3.75%	1,915,000	2,092,630
				21,817,894
Transportation: 0.15%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	1,580,000	1,733,628
TOTAL CORPORATE BONDS (Cost $265,486,391)				273,798,330

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued) |	23

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: 11.99%
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	$1,415,000	$1,408,395
Barclays Commercial Mortgage Securities LLC, 2015-VFM A1 (a)	03/12/2036	2.47%	1,273,528	1,254,938
BHP Trust, 2019-BXHP (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	1.13%	2,366,383	2,337,222
BX Commercial Mortgage Trust
Series 2020-FOX (1 Month LIBOR USD + 1.000%) (a)(c)	11/15/2032	1.16%	5,000,000	5,008,017
Series 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	1.08%	2,847,893	2,853,203
Citigroup Commercial Mortgage Trust, 2019-PRM B (a)	05/10/2035	3.64%	2,100,000	2,223,119
Comm Mortgage Trust
Series 2013-CR6 A4	03/10/2046	3.10%	615,000	637,625
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	615,000	667,390
Series 2014-UBS2 AM	03/12/2047	4.20%	2,450,000	2,667,764
Series 2014-CCRE19	08/12/2047	3.80%	1,380,133	1,523,094
Series 2014-LC17 A5	10/11/2047	3.92%	724,000	798,771
Series 2014-CR21 A3	12/10/2047	3.53%	1,668,352	1,803,856
Series 2015-CR27 AM	10/13/2048	3.98%	2,000,000	2,211,287
Connecticut Avenue Securities Trust
Series 2020-R02 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2040	0.90%	1,552,746	1,552,746
Series 2020-R01 1M1 (1 Month LIBOR USD + 0.800%) (a)(c)	01/25/2040	0.95%	832,969	833,630
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A (1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.14%	3,500,000	3,504,688
Fannie Mae Aces
Series 2017-M7 A1	02/25/2027	2.60%	3,540,025	3,740,513
Series 2017-M12 A1	06/25/2027	2.75%	5,223,527	5,497,845
Series 2019-M6 A1	08/25/2028	3.30%	5,546,219	6,116,770
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.75%	1,411,376	1,374,699
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.15%	1,500,947	1,456,731
Series 2017-C02 2ED4 (1 Month LIBOR USD + 0.850%) (c)	09/25/2029	1.00%	902,106	880,633
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.60%	1,738,000	1,694,762
FHLMC Multifamily Structured Pass Through Certificates
Series K059 A1	09/25/2025	2.76%	1,802,003	1,917,037
Series KC06 A1	02/25/2026	2.17%	4,085,000	4,263,921
Flagstar Mortgage Trust, 2017-2 A5 (a)(d)	10/25/2047	3.50%	214,432	214,178
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.35%	628,863	628,863
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.55%	2,000,000	2,002,542
Series 2020-DNA1 M1 (1 Month LIBOR USD + 0.700%) (a)(c)	01/25/2050	0.85%	583,645	583,990
Series 2020-HQA2 M1 (1 Month LIBOR USD + 1.100%) (a)(c)	03/25/2050	1.25%	302,575	302,766
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	1,317,360	1,336,646
Series 2016-SB22 A7F (d)	09/25/2023	1.98%	3,389,531	3,476,871
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	2,517,321	2,591,752
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	3,479,240	3,581,133
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	5,149,433	5,360,458
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	1,770,182	1,855,484
GS Mortgage Securities Trust
Series 2017-SLP A (a)	10/12/2032	3.42%	3,000,000	3,065,482
Series 2019-600C A (a)	09/12/2034	2.94%	2,065,000	2,114,402
Series 2013-GC16 B (d)	11/10/2046	5.16%	206,000	218,127
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,093,023
Series 2015-GC28 AS	02/12/2048	3.76%	1,985,000	2,165,227
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2018-BCON A (a)	01/07/2031	3.73%	3,630,000	3,775,656
Series 2010-C2 A3 (a)	11/15/2043	4.07%	1,923,558	1,921,679
Series 2013-C15 A-S	11/17/2045	4.42%	3,325,000	3,626,665
Series 2013-C13 A4 (d)	01/18/2046	3.99%	513,180	550,036
Series 2014-C23 ASB	09/17/2047	3.66%	2,210,982	2,328,608
Series 2014-C22 AS	09/17/2047	4.11%	3,650,000	3,968,806
Series 2013-C10 AS	12/17/2047	3.37%	200,000	208,834
Series 2016-JP3 A-5	08/15/2049	2.87%	1,000,000	1,090,874

The accompanying notes are an integral part of these consolidated financial statements.

24	| LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES (continued)
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	$61,218	$61,237
Series 2017-2 A5 (a)(d)	05/25/2047	3.50%	407,732	409,218
Series 2018-1 A5 (a)(d)	06/25/2048	3.50%	426,890	428,101
Series 2018-5 A5 (a)(d)	10/25/2048	3.50%	540,141	541,947
Series 2018-8 A5 (a)(d)	01/25/2049	4.00%	35,267	35,236
KKR Industrial Portfolio Trust, 2020-AIP D (1 Month LIBOR USD + 2.030%) (a)(c)	03/16/2037	2.19%	1,398,098	1,387,586
Ladder Capital Commercial Mortgage Trust, 2013-GCP A1 (a)	02/15/2036	3.57%	2,420,628	2,604,877
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.31%	6,300,000	6,311,993
Morgan Stanley Capital I Trust, 2017-CLS A (1 Month LIBOR USD + 0.700%) (a)(c)	11/15/2034	0.86%	2,785,000	2,783,322
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.79%	1,000,000	1,029,867
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	652,211	693,466
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	618,302	659,038
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	1,277,986	1,354,455
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	1,734,908	1,874,997
Series 2017-2A A3 (a)(d)	03/25/2057	4.00%	1,899,175	2,053,666
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	0.80%	1,235,408	1,232,244
Sequoia Mortgage Trust
Series 2017-1 A4 (a)(d)	02/25/2047	3.50%	935,410	941,817
Series 2018-CH4 A10 (a)(d)	10/25/2048	4.50%	130,108	130,132
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	583,012	592,171
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	1,029,606	1,039,118
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	1,401,007	1,425,151
Shellpoint Co-Originator Trust, 2017-2 A4 (a)(d)	10/25/2047	3.50%	135,452	135,423
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	1,009,921	1,029,386
UBS-Barclays Commercial Mortgage Trust
Series 2013-C5 B (a)(d)	03/12/2046	3.65%	265,000	265,664
Series 2013-C6 B (a)(d)	04/12/2046	3.88%	700,000	696,190
Verus Securitization Trust, 2018-3 A1 (a)(d)	10/25/2058	4.11%	574,116	588,747
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	650,000	674,869
WFRBS Commercial Mortgage Trust
Series 2011-C3 A4 (a)	03/17/2044	4.38%	1,786,907	1,789,382
Series 2013-C13 AS	05/17/2045	3.35%	650,000	682,458
Series 2013-C14 A5	06/15/2046	3.34%	727,218	768,520
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,093,515
Series 2014-C22 AS (d)	09/17/2057	4.07%	350,000	386,660
TOTAL MORTGAGE BACKED SECURITIES (Cost $139,303,510)				141,991,211

MUNICIPAL BONDS: 1.69%
City of New York NY	08/01/2025	2.28%	4,180,000	4,436,234
Massachusetts Water Resources Authority	08/01/2025	2.08%	4,630,000	4,954,794
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	1,350,000	1,407,821
Nebraska Public Power District	01/01/2024	2.22%	1,700,000	1,770,057
Pennsylvania State University	09/01/2023	1.35%	2,945,000	3,004,872
San Diego County Water Authority	05/01/2025	0.74%	920,000	929,172
State of Wisconsin	05/01/2026	2.10%	2,590,000	2,762,287
Water Works Board of the City of Birmingham	01/01/2024	2.20%	695,000	729,444
TOTAL MUNICIPAL BONDS (Cost $19,009,048)				19,994,681

U.S. GOVERNMENT AGENCY ISSUES: 8.90%
Federal Farm Credit Banks	06/26/2023	1.77%	5,135,000	5,332,527
Federal Farm Credit Banks	07/17/2023	2.88%	10,985,000	11,722,983
Federal Home Loan Banks	06/10/2022	2.13%	14,115,000	14,522,390
Federal Home Loan Banks	06/10/2022	2.75%	6,015,000	6,242,492
Federal Home Loan Banks	06/09/2023	3.25%	15,200,000	16,325,345
Federal Home Loan Banks	09/08/2023	3.38%	9,000,000	9,769,758
Federal Home Loan Mortgage Corp.	07/08/2022	0.32%	6,730,000	6,730,046
Federal Home Loan Mortgage Corp.	07/20/2023	0.41%	6,725,000	6,734,764
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	2,000,000	2,003,886

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Investments (continued) |	25

	Maturity Date	Coupon Rate	Principal Amount	Value

U.S. GOVERNMENT AGENCY ISSUES (continued)
Federal National Mortgage Association	04/12/2022	2.25%	$3,500,000	$3,597,754
Federal National Mortgage Association	09/06/2022	1.38%	5,855,000	5,979,589
Federal National Mortgage Association	07/10/2023	0.25%	9,000,000	9,021,492
Federal National Mortgage Association	08/25/2025	0.38%	7,465,000	7,463,364
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $101,913,261)				105,446,390

U.S. GOVERNMENT NOTES: 30.20%
United States Treasury Note	03/31/2022	1.88%	8,130,000	8,307,844
United States Treasury Note	07/15/2022	1.75%	14,000,000	14,350,000
United States Treasury Note	08/15/2022	1.50%	15,135,000	15,471,990
United States Treasury Note	09/15/2022	1.50%	6,785,000	6,943,493
United States Treasury Note	10/15/2022	1.38%	18,295,000	18,702,350
United States Treasury Note	10/31/2022	2.00%	5,210,000	5,388,076
United States Treasury Note	11/30/2022	0.13%	41,735,000	41,739,891
United States Treasury Note	03/31/2023	1.50%	3,040,000	3,132,625
United States Treasury Note	09/30/2023	2.88%	36,730,000	39,457,489
United States Treasury Note	12/31/2023	2.63%	13,890,000	14,908,419
United States Treasury Note	01/31/2024	2.25%	20,140,000	21,427,072
United States Treasury Note	02/15/2024	2.75%	5,000,000	5,400,977
United States Treasury Note	02/29/2024	2.38%	2,265,000	2,421,161
United States Treasury Note	03/31/2024	2.13%	6,295,000	6,688,192
United States Treasury Note	04/30/2024	2.00%	11,530,000	12,220,899
United States Treasury Note	05/15/2024	2.50%	19,750,000	21,282,168
United States Treasury Note	06/30/2024	1.75%	1,885,000	1,986,613
United States Treasury Note	09/30/2024	1.50%	16,795,000	17,586,858
United States Treasury Note	11/15/2024	2.25%	12,000,000	12,927,188
United States Treasury Note	01/31/2025	1.38%	3,260,000	3,406,700
United States Treasury Note	02/15/2025	7.63%	1,500,000	1,952,402
United States Treasury Note	05/15/2025	2.13%	17,555,000	18,947,057
United States Treasury Note	05/31/2025	0.25%	12,575,000	12,550,931
United States Treasury Note	07/31/2025	0.25%	33,770,000	33,671,064
United States Treasury Note	10/31/2025	0.25%	16,800,000	16,727,812
TOTAL U.S. GOVERNMENT NOTES (Cost $351,443,717)				357,599,271

SHORT TERM INVESTMENTS: 4.38%
CORPORATE BOND: 0.24%
Insurance: 0.24%
Berkshire Hathaway, Inc.	03/15/2021	2.20%	2,835,000	2,841,141
TOTAL CORPORATE BOND (Cost $2,832,947)				2,841,141

MONEY MARKET FUND: 4.14%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)			48,986,780	48,986,780
TOTAL MONEY MARKET FUND (Cost $48,986,780)				48,986,780
TOTAL SHORT TERM INVESTMENTS (Cost $51,819,728)				51,827,921

TOTAL INVESTMENTS (Cost $1,050,855,120): 90.73%				1,074,423,713
Other Assets in Excess of Liabilities: 9.27% (g)				109,742,535
TOTAL NET ASSETS: 100.00%				$1,184,166,248

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $154,471,752 which represents 13.04% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(f)	All or a portion of this security is held by LCMFS Fund Limited and pledged as collateral for derivative contracts. At December 31, 2020, the value of this security totals $12,124.
(g)	Includes assets pledged as collateral and deposits with broker for derivative contracts. At December 31, 2020, the value of these assets totals $56,968,047.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

26	| LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Forward Currency Contracts

December 31, 2020

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty	Forward Settlement Date	Curr Abbr	U.S. $ Notional Amount at December 31, 2020	Curr Abbr.	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Purchase Contracts:
$22,334,769	DB	01/20/2021	AUD	$23,010,669	USD	$22,334,769	$675,900	$–
52,395,987	BAML	03/19/2021	AUD	54,005,036	USD	52,395,987	1,609,049	–
36,667,825	DB	01/20/2021	BRL	36,502,636	USD	36,667,825	–	(165,189)
29,117,711	DB	01/20/2021	CAD	29,266,565	USD	29,117,711	148,854	–
26,279,505	BAML	03/19/2021	CAD	26,384,752	USD	26,279,505	105,247	–
10,696,275	DB	01/20/2021	CHF	10,737,934	USD	10,696,275	41,659	–
9,631,126	DB	02/17/2021	CHF	9,615,265	USD	9,631,126	–	(15,861)
68,980,639	BAML	03/19/2021	CHF	69,203,710	USD	68,980,639	223,071	–
3,441,651	DB	01/20/2021	CLP	3,619,477	USD	3,441,651	177,826	–
58,819	DB	01/20/2021	COP	61,195	USD	58,819	2,376	–
24,427,228	DB	01/20/2021	EUR	24,604,251	NOK	24,427,228	177,023	–
8,747,409	DB	01/20/2021	EUR	8,800,328	PLN	8,747,409	52,919	–
1,350,926	DB	02/17/2021	EUR	1,345,313	PLN	1,350,926	–	(5,613)
46,277,223	DB	01/20/2021	EUR	46,971,752	SEK	46,277,223	694,529	–
67,545,472	DB	01/20/2021	EUR	67,945,867	USD	67,545,472	400,395	–
92,113,089	BAML	03/19/2021	EUR	92,910,065	USD	92,113,089	796,976	–
68,751,130	DB	01/20/2021	GBP	70,219,381	USD	68,751,130	1,468,251	–
80,930,027	BAML	03/19/2021	GBP	82,363,757	USD	80,930,027	1,433,730	–
3,100,015	DB	01/20/2021	ILS	3,162,869	USD	3,100,015	62,854	–
5,794,490	DB	01/20/2021	INR	5,871,367	USD	5,794,490	76,877	–
6,210,777	DB	01/04/2021	JPY	6,227,646	USD	6,210,777	16,869	–
8,368,858	DB	01/05/2021	JPY	8,368,212	USD	8,368,858	–	(646)
34,227,746	DB	01/20/2021	JPY	34,457,520	USD	34,227,746	229,774	–
173,792,672	BAML	03/19/2021	JPY	175,239,951	USD	173,792,672	1,447,279	–
3,523,980	DB	01/20/2021	KRW	3,533,007	USD	3,523,980	9,027	–
30,546,592	DB	01/20/2021	MXN	30,733,493	USD	30,546,592	186,901	–
22,787,327	BAML	03/19/2021	MXN	22,646,004	USD	22,787,327	–	(141,323)
31,016,808	DB	01/20/2021	NOK	31,568,999	EUR	31,016,808	552,191	–
19,505,473	DB	01/20/2021	NOK	19,812,650	USD	19,505,473	307,177	–
1,009,809	DB	02/17/2021	NOK	1,009,876	USD	1,009,809	67	–
6,382,910	DB	01/05/2021	NZD	6,375,034	USD	6,382,910	–	(7,876)
2,195,384	DB	01/06/2021	NZD	2,187,388	USD	2,195,384	–	(7,996)
18,085,474	DB	01/20/2021	NZD	18,356,982	USD	18,085,474	271,508	–
34,516,458	BAML	03/19/2021	NZD	35,160,450	USD	34,516,458	643,992	–
8,694,162	DB	01/20/2021	PLN	8,624,226	EUR	8,694,162	–	(69,936)
9,802,134	DB	01/20/2021	PLN	9,678,279	USD	9,802,134	–	(123,855)
44,335,550	DB	01/20/2021	RUB	45,035,269	USD	44,335,550	699,719	–
11,772,666	DB	02/17/2021	RUB	11,856,942	USD	11,772,666	84,276	–
46,802,302	DB	01/20/2021	SEK	47,531,215	EUR	46,802,302	728,913	–
2,279,576	DB	02/17/2021	SEK	2,277,157	EUR	2,279,576	–	(2,419)
255,058	DB	01/04/2021	SEK	254,041	USD	255,058	–	(1,017)
2,227,076	DB	01/05/2021	SEK	2,218,337	USD	2,227,076	–	(8,739)
18,393,829	DB	01/20/2021	SEK	18,563,206	USD	18,393,829	169,377	–
16,508,390	DB	01/20/2021	SGD	16,677,068	USD	16,508,390	168,678	–
12,898,318	DB	01/20/2021	ZAR	13,226,883	USD	12,898,318	328,565	–
Total Purchase Contracts				1,238,222,024		1,224,780,645	13,991,849	(550,470)

Sale Contracts:
$37,847,745	DB	01/20/2021	USD	$38,980,875	AUD	$37,847,745	$–	$(1,133,130)
12,157,330	BAML	03/19/2021	USD	12,388,642	AUD	12,157,330	–	(231,312)
19,035,255	DB	01/20/2021	USD	18,691,166	BRL	19,035,255	344,089	–
31,366,870	DB	01/20/2021	USD	31,694,315	CAD	31,366,870	–	(327,445)
1,865,880	BAML	03/19/2021	USD	1,875,645	CAD	1,865,880	–	(9,765)
10,697,063	DB	01/20/2021	USD	10,737,934	CHF	10,697,063	–	(40,871)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Forward Currency Contracts (continued) |	27

			Currency to be Received		Currency to be Delivered
Notional Amount	Counterparty	Forward Settlemet Date	Curr Abbr.	U.S. $ Notional Amount at December 31, 2020	Curr Abbr.	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
	See key for abbreviation
Sale Contracts: (continued)
$1,491,857	BAML	03/19/2021	USD	$1,486,584	CHF	$1,491,857	$5,273	$–
2,749,162	DB	01/20/2021	USD	2,815,930	CLP	2,749,162	–	(66,768)
82,560	DB	01/20/2021	USD	84,032	COP	82,560	–	(1,472)
31,016,808	DB	01/20/2021	NOK	31,131,161	EUR	31,016,808	–	(114,353)
8,694,162	DB	01/20/2021	PLN	8,800,328	EUR	8,694,162	–	(106,166)
46,802,302	DB	01/20/2021	SEK	46,971,752	EUR	46,802,302	–	(169,450)
2,279,577	DB	02/17/2021	SEK	2,274,801	EUR	2,279,577	4,776	–
46,565,670	DB	01/20/2021	USD	46,678,408	EUR	46,565,670	–	(112,738)
27,116,759	BAML	03/19/2021	USD	27,054,150	EUR	27,116,759	62,609	–
82,046,495	DB	01/20/2021	USD	83,773,609	GBP	82,046,495	–	(1,727,114)
39,632,479	BAML	03/19/2021	USD	40,451,277	GBP	39,632,479	–	(818,798)
6,962,884	DB	01/20/2021	USD	7,079,097	ILS	6,962,884	–	(116,213)
584,029	DB	01/20/2021	USD	589,990	INR	584,029	–	(5,961)
6,202,650	DB	01/04/2021	USD	6,227,646	JPY	6,202,650	–	(24,996)
8,368,885	DB	01/05/2021	USD	8,368,212	JPY	8,368,885	673	–
15,853,908	DB	01/20/2021	USD	15,945,201	JPY	15,853,908	–	(91,293)
112,296,532	BAML	03/19/2021	USD	112,440,013	JPY	112,296,532	–	(143,481)
4,724,145	DB	01/20/2021	USD	4,741,062	KRW	4,724,145	–	(16,917)
14,907,839	DB	01/20/2021	USD	14,980,209	MXN	14,907,839	–	(72,370)
49,435	BAML	03/19/2021	USD	49,758	MXN	49,435	–	(323)
24,427,228	DB	01/20/2021	EUR	24,927,296	NOK	24,427,228	–	(500,068)
19,364,827	DB	01/20/2021	USD	19,812,650	NOK	19,364,827	–	(447,823)
1,091,113	DB	02/17/2021	USD	1,089,174	NOK	1,091,113	1,939	–
6,369,320	DB	01/05/2021	USD	6,375,034	NZD	6,369,320	–	(5,714)
2,189,769	DB	01/06/2021	USD	2,187,388	NZD	2,189,769	2,381	–
36,883,846	DB	01/20/2021	USD	37,512,720	NZD	36,883,846	–	(628,874)
67,521	BAML	03/19/2021	USD	68,375	NZD	67,521	–	(854)
8,747,410	DB	01/20/2021	EUR	8,623,263	PLN	8,747,410	124,147	–
1,350,926	DB	02/17/2021	EUR	1,340,500	PLN	1,350,926	10,426	–
8,323,616	DB	01/20/2021	USD	8,197,757	PLN	8,323,616	125,859	–
44,919,350	DB	01/20/2021	USD	45,035,269	RUB	44,919,350	–	(115,919)
1,260,959	DB	02/17/2021	USD	1,275,634	RUB	1,260,959	–	(14,675)
46,277,223	DB	01/20/2021	EUR	47,676,267	SEK	46,277,223	–	(1,399,044)
254,005	DB	01/04/2021	USD	254,041	SEK	254,005	–	(36)
2,230,358	DB	01/05/2021	USD	2,218,338	SEK	2,230,358	12,020	–
15,143,210	DB	01/20/2021	USD	15,439,958	SEK	15,143,210	–	(296,748)
8,981,666	DB	01/20/2021	USD	9,027,106	SGD	8,981,666	–	(45,440)
13,756,377	DB	01/20/2021	USD	14,039,018	ZAR	13,756,377	–	(282,641)
Total Sale Contracts				821,411,585		813,037,005	694,192	(9,068,772)
Forward Currency Contracts				$416,810,439		$411,743,640	$14,686,041	$(9,619,242)
Net Unrealized Appreciation							$5,066,799

Counterparty:
BAML	Bank of America Merrill Lynch
DB	Deutsche Bank

Currency Abbreviations:
AUD	AUSTRALIAN DOLLAR
BRL	BRAZILIAN REAL
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
CLP	CHILEAN PESO
COP	COLOMBIAN PESO
EUR	EURO
GBP	BRITISH POUND
ILS	ISRAELI NEW SHEQEL
INR	INDIAN RUPEE
JPY	JAPANESE YEN
KRW	SOUTH KOREAN WON
MXN	MEXICAN PESO
NOK	NORWEGIAN KRONE
NZD	NEW ZEALAND DOLLAR
PLN	POLISH ZLOTY
RUB	RUSSIAN RUBLE
SEK	SWEDISH KRONA
SGD	SINGAPORE DOLLAR
TRY	TURKISH LIRA
USD	U.S. DOLLAR
ZAR	SOUTH AFRICAN RAND

The accompanying notes are an integral part of these consolidated financial statements.

28	| LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts

LoCorr Macro Strategies Fund

Consolidated Schedule of Open Futures Contracts

December 31, 2020

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Notional Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	1,341	Jun-22	$411,787,767	$411,849,697	$–	$(61,930)
90 Day Euro	130	Sep-21	32,444,750	32,443,949	801	–
90 Day Euro	379	Mar-22	94,579,450	94,555,717	23,733	–
90 Day Euro	2,989	Jun-22	745,830,225	745,650,442	179,783	–
90 Day Euro	436	Sep-22	108,776,550	108,725,211	51,339	–
90 Day Euro	175	Dec-22	43,638,438	43,630,528	7,910	–
90 Day Euro	396	Mar-23	98,747,550	98,693,602	53,948	–
90 Day Sterling	1,942	Dec-21	332,177,047	331,860,804	316,243	–
Aluminum – 90 Day Settlement (a)(b)	1	Jan-21	49,377	44,911	4,466	–
Aluminum – 90 Day Settlement (a)(b)	1	Mar-21	49,400	50,870	–	(1,470)
Aluminum – 90 Day Settlement (a)(b)	1	Mar-21	49,438	51,479	–	(2,041)
Aluminum – 90 Day Settlement (a)(b)	1	Mar-21	49,450	50,480	–	(1,030)
Aluminum – 90 Day Settlement (a)(b)	1	Mar-21	49,477	50,002	–	(525)
Aluminum (a)(b)	330	Mar-21	16,314,375	15,631,091	683,284	–
Amsterdam Exchange Index	11	Jan-21	1,678,496	1,680,888	–	(2,392)
Australian 10 Yr Bond	491	Mar-21	55,731,999	55,542,766	189,233	–
Australian 3 Yr Bond	244	Mar-21	22,091,513	22,076,282	15,231	–
Bovespa Index	160	Feb-21	3,672,712	3,682,151	–	(9,439)
Brent Crude (a)	87	Mar-21	4,506,600	4,407,372	99,228	–
Brent Crude (a)	79	Apr-21	4,093,780	4,009,322	84,458	–
Brent Crude (a)	34	May-21	1,760,520	1,729,872	30,648	–
Brent Crude (a)	18	Jun-21	929,880	915,952	13,928	–
Brent Crude (a)	10	Jul-21	514,900	503,532	11,368	–
Brent Crude (a)	6	Aug-21	308,100	304,088	4,012	–
CAC 40 10 Euro Index	187	Jan-21	12,660,542	12,717,728	–	(57,186)
Canadian 10 Yr Bond	1,054	Mar-21	123,459,345	123,096,585	362,760	–
Cocoa (ICE) (a)	70	Mar-21	1,662,746	1,582,657	80,089	–
Coffee (a)	136	Mar-21	6,540,750	6,417,644	123,106	–
Copper – 90 Day Settlement (a)(b)	1	Jan-21	193,780	166,963	26,817	–
Copper – 90 Day Settlement (a)(b)	1	Jan-21	193,852	169,126	24,726	–
Copper – 90 Day Settlement (a)(b)	1	Jan-21	193,906	167,716	26,190	–
Copper – 90 Day Settlement (a)(b)	1	Jan-21	193,804	170,205	23,599	–
Copper – 90 Day Settlement (a)(b)	1	Feb-21	193,981	173,521	20,460	–
Copper – 90 Day Settlement (a)(b)	1	Feb-21	193,919	181,855	12,064	–
Copper – 90 Day Settlement (a)(b)	1	Feb-21	193,933	181,275	12,658	–
Copper – 90 Day Settlement (a)(b)	1	Feb-21	193,944	185,077	8,867	–
Copper – 90 Day Settlement (a)(b)	1	Mar-21	194,081	192,548	1,533	–
Copper – 90 Day Settlement (a)(b)	1	Mar-21	194,094	193,665	429	–
Copper – 90 Day Settlement (a)(b)	1	Mar-21	194,106	193,402	704	–
Copper – 90 Day Settlement (a)(b)	1	Mar-21	194,163	195,975	–	(1,812)
Copper (a)	142	Mar-21	12,492,450	12,447,547	44,903	–
Copper (a)(b)	220	Mar-21	42,717,125	38,138,999	4,578,126	–
Corn (a)	804	Mar-21	19,456,800	16,922,493	2,534,307	–
Cotton No.2 (a)	160	Mar-21	6,249,600	5,777,241	472,359	–
DAX Index	56	Mar-21	23,509,779	23,497,886	11,893	–
Dow Jones Industrial Average Mini E–Cbot Index	275	Mar-21	41,933,375	41,393,928	539,447	–
Euro–Bobl	1,209	Mar-21	199,656,254	199,591,722	64,532	–
Euro–BTP	372	Mar-21	69,081,103	69,076,964	4,139	–
Euro–Bund	638	Mar-21	138,454,037	138,210,983	243,054	–
Euro–Buxl 30 Yr Bond	37	Mar-21	10,181,023	10,177,751	3,272	–
Euro–OAT	256	Mar-21	52,496,622	52,480,154	16,468	–
Euro–Schatz	955	Mar-21	130,987,729	131,048,758	–	(61,029)
Euro–Stoxx 50 Index	338	Mar-21	14,658,489	14,678,314	–	(19,825)
FTSE 100 Index	209	Mar-21	18,348,877	18,483,810	–	(134,933)
FTSE China A50 Index	491	Jan-21	8,696,592	8,491,279	205,313	–
FTSE MIB Index	20	Mar-21	2,703,373	2,609,213	94,160	–
Gasoline RBOB (a)	230	Feb-21	13,621,566	13,218,199	403,367	–
Gasoline RBOB (a)	48	Mar-21	2,853,446	2,785,719	67,727	–

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)	29

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Notional Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts: (continued)
Gasoline RBOB (a)	18	Apr-21	1,155,395	1,132,145	23,250	–
Gasoline RBOB (a)	10	May-21	$644,952	$630,221	$14,731	$–
Gold (a)	218	Feb-21	41,313,180	40,467,362	845,818	–
Hang Seng Index	268	Jan-21	47,047,655	45,897,990	1,149,665	–
Hard Red Wheat (a)	266	Mar-21	8,026,550	7,555,164	471,386	–
Heating Oil (a)	94	Feb-21	5,858,832	5,874,223	–	(15,391)
Heating Oil (a)	45	Mar-21	2,807,406	2,808,347	–	(941)
Heating Oil (a)	12	Apr-21	748,490	746,254	2,236	–
Heating Oil (a)	5	May-21	312,060	312,221	–	(161)
H–Shares Index	252	Jan-21	17,392,256	16,957,836	434,420	–
Japanese 10 Yr Bond	10	Mar-21	14,713,089	14,716,325	–	(3,236)
Lead (a)(b)	15	Mar-21	748,031	753,289	–	(5,258)
Long Gilt	975	Mar-21	180,717,528	179,750,540	966,988	–
Low Sulphur Gasoil (a)	34	Feb-21	1,438,200	1,453,568	–	(15,368)
Low Sulphur Gasoil (a)	71	Mar-21	3,017,500	3,051,314	–	(33,814)
Low Sulphur Gasoil (a)	23	Apr-21	980,375	990,805	–	(10,430)
MSCI EAFE Index	38	Mar-21	4,048,520	4,061,459	–	(12,939)
MSCI Emerging Markets Index	378	Mar-21	24,346,980	23,958,091	388,889	–
Nasdaq 100 E–Mini Index	141	Mar-21	36,337,110	36,194,252	142,858	–
Nickel – 90 Day Settlement (a)(b)	2	Jan-21	200,634	174,767	25,867	–
Nickel – 90 Day Settlement (a)(b)	1	Jan-21	99,381	92,463	6,918	–
Nickel – 90 Day Settlement (a)(b)	1	Feb-21	99,486	94,415	5,071	–
Nickel – 90 Day Settlement (a)(b)	1	Feb-21	99,542	97,201	2,341	–
Nickel – 90 Day Settlement (a)(b)	1	Feb-21	99,555	97,317	2,238	–
Nickel – 90 Day Settlement (a)(b)	1	Mar-21	99,610	100,450	–	(840)
Nickel – 90 Day Settlement (a)(b)	1	Mar-21	99,654	102,367	–	(2,713)
Nickel (a)(b)	37	Mar-21	3,686,976	3,640,658	46,318	–
Nikkei 225 Index (OSE)	175	Mar-21	46,506,222	45,270,904	1,235,318	–
Nikkei 225 Index (SGX)	23	Mar-21	3,061,692	3,054,195	7,497	–
OMX Stockholm 30 Index	183	Jan-21	4,177,643	4,167,469	10,174	–
Platinum (a)	2	Apr-21	107,920	106,564	1,356	–
Russell 2000 Mini Index	315	Mar-21	31,103,100	31,102,178	922	–
S&P 500 E–Mini Index	268	Mar-21	50,233,920	49,682,359	551,561	–
S&P MidCap 400 E–Mini Index	17	Mar-21	3,915,950	3,917,469	–	(1,519)
S&P/TSX 60 Index	73	Mar-21	11,801,352	11,874,874	–	(73,522)
SET 50 Index	24	Mar-21	145,074	147,717	–	(2,643)
Silver (a)	139	Mar-21	18,356,340	17,367,623	988,717	–
Soybean (a)	430	Mar-21	28,186,500	23,726,101	4,460,399	–
Soybean Meal (a)	250	Mar-21	10,735,000	10,017,296	717,704	–
Soybean Oil (a)	193	Mar-21	4,909,919	4,463,529	446,390	–
Sugar (a)	381	Mar-21	6,609,892	5,885,033	724,859	–
Tokyo Price Index	282	Mar-21	49,282,747	48,463,315	819,432	–
TWSE Capitalization Weighted Stock Index	36	Jan-21	3,761,178	3,748,502	12,676	–
U.S.10 Yr Note	1,425	Mar-21	196,761,33	196,566,434	194,900	–
U.S. 2 Yr Note	1,726	Mar-21	381,405,545	381,093,805	311,740	–
U.S. 5 Yr Note	4,160	Mar-21	524,842,496	523,974,704	867,792	–
U.S. Long Bond	391	Mar-21	67,716,312	67,592,744	123,568	–
U.S. Ultra Bond	162	Mar-21	34,597,124	34,416,634	180,490	–
Wheat (a)	273	Mar-21	8,742,824	8,208,860	533,964	–
WTI Crude (a)	15	Feb-21	727,800	720,509	7,291	–
WTI Crude (a)	19	Mar-21	923,970	913,417	10,553	–
WTI Crude (a)	14	Apr-21	681,659	674,926	6,733	–
WTI Crude (a)	12	May-21	584,279	577,453	6,826	–
WTI Crude (a)	8	Jun-21	389,039	384,615	4,424	–
WTI Crude (a)	5	Jul-21	242,599	238,079	4,520	–
Zinc – 90 Day Settlement (a)(b)	1	Jan-21	68,265	60,831	7,434	–
Zinc – 90 Day Settlement (a)(b)	1	Jan-21	68,290	61,318	6,972	–
Zinc – 90 Day Settlement (a)(b)	1	Jan-21	68,302	60,914	7,388	–
Zinc – 90 Day Settlement (a)(b)	1	Feb-21	68,596	69,425	–	(829)
Zinc – 90 Day Settlement (a)(b)	1	Mar-21	68,624	69,600	–	(976)
Zinc – 90 Day Settlement (a)(b)	1	Mar-21	68,715	71,639	–	(2,924)
Zinc – 90 Day Settlement (a)(b)	1	Mar-21	68,727	70,272	–	(1,545)
Zinc (a)(b)	151	Mar-21	10,378,721	9,886,468	492,253	–
Total Purchase Contracts					29,049,529	(538,661)

The accompanying notes are an integral part of these consolidated financial statements.

30	| LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued)

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current National Amount	National Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Sale Contracts:
10 Yr Mini JGB	(14)	Mar-21	$2,058,748	$2,061,693	$2,945	$–
Aluminum – 90 Day Settlement (a)(b)	(1)	Jan-21	49,377	45,085	–	(4,292)
Aluminum – 90 Day Settlement (a)(b)	(1)	Mar-21	49,400	50,904	1,504	–
Aluminum – 90 Day Settlement (a)(b)	(1)	Mar-21	49,437	51,372	1,935	–
Aluminum – 90 Day Settlement (a)(b)	(1)	Mar-21	49,450	50,570	1,120	–
Aluminum – 90 Day Settlement (a)(b)	(1)	Mar-21	49,477	49,732	255	–
Aluminum (a)(b)	(83)	Mar-21	4,103,313	4,087,469	–	(15,844)
Brent Crude (a)	(4)	Mar-21	207,200	204,075	–	(3,125)
CAC 40 10 Euro Index	(40)	Jan-21	2,708,137	2,737,087	28,950	–
CBOE Volatility Index (a)	(146)	Jan-21	3,456,549	3,620,343	163,794	–
CBOE Volatility Index (a)	(55)	Feb-21	1,406,625	1,448,093	41,468	–
CBOE Volatility Index (a)	(10)	Mar-21	257,750	263,606	5,856	–
Cocoa (NYBOT) (a)	(16)	Mar-21	416,480	408,099	–	(8,381)
Coffee (a)	(12)	Mar-21	577,125	561,119	–	(16,006)
Copper – 90 Day Settlement (a)(b)	(1)	Jan-21	193,779	166,222	–	(27,557)
Copper – 90 Day Settlement (a)(b)	(1)	Jan-21	193,852	169,094	–	(24,758)
Copper – 90 Day Settlement (a)(b)	(1)	Jan-21	193,906	168,465	–	(25,441)
Copper – 90 Day Settlement (a)(b)	(1)	Jan-21	193,804	170,496	–	(23,308)
Copper – 90 Day Settlement (a)(b)	(1)	Feb-21	193,981	173,052	–	(20,929)
Copper – 90 Day Settlement (a)(b)	(1)	Feb-21	193,919	179,513	–	(14,406)
Copper – 90 Day Settlement (a)(b)	(1)	Feb-21	193,933	180,326	–	(13,607)
Copper – 90 Day Settlement (a)(b)	(1)	Feb-21	193,944	184,355	–	(9,589)
Copper – 90 Day Settlement (a)(b)	(1)	Mar-21	194,080	192,208	–	(1,872)
Copper – 90 Day Settlement (a)(b)	(1)	Mar-21	194,094	193,423	–	(671)
Copper – 90 Day Settlement (a)(b)	(1)	Mar-21	194,106	193,469	–	(637)
Copper – 90 Day Settlement (a)(b)	(1)	Mar-21	194,162	196,077	1,915	–
Copper (a)(b)	(111)	Mar-21	21,552,731	21,303,776	–	(248,955)
Dollar	(117)	Mar-21	10,517,598	10,575,880	58,282	–
Euro–Schatz	(216)	Mar-21	29,626,545	29,620,454	–	(6,091)
FTSE/JSE Top 40 Index	(5)	Mar-21	185,856	184,745	–	(1,111)
Heating Oil (a)	(4)	Feb-21	249,312	253,538	4,226	–
IBEX 35 Index	(7)	Jan-21	690,165	697,101	6,936	–
Japanese 10 Yr Bond	(93)	Mar-21	136,831,727	136,930,161	98,434	–
Lead (a)(b)	(13)	Mar-21	648,294	638,043	–	(10,251)
Lean Hogs (a)	(3)	Feb-21	84,330	79,483	–	(4,847)
Live Cattle (a)	(6)	Feb-21	276,060	275,605	–	(455)
Low Sulphur Gasoil (a)	(23)	Feb-21	972,900	992,348	19,448	–
Natural Gas (a)	(550)	Feb-21	13,964,500	14,509,463	544,963	–
Natural Gas (a)	(74)	Mar-21	1,869,240	1,890,609	21,369	–
Natural Gas (a)	(47)	Apr-21	1,192,860	1,198,489	5,629	–
Natural Gas (a)	(32)	May-21	817,600	839,159	21,559	–
Natural Gas (a)	(8)	Jun-21	208,880	204,424	–	(4,456)
Nickel – 90 Day Settlement (a)(b)	(2)	Jan-21	200,634	171,476	–	(29,158)
Nickel – 90 Day Settlement (a)(b)	(1)	Jan-21	99,381	92,481	–	(6,900)
Nickel – 90 Day Settlement (a)(b)	(1)	Feb-21	99,486	95,084	–	(4,402)
Nickel – 90 Day Settlement (a)(b)	(1)	Feb-21	99,542	96,162	–	(3,380)
Nickel – 90 Day Settlement (a)(b)	(1)	Feb-21	99,555	96,714	–	(2,841)
Nickel – 90 Day Settlement (a)(b)	(1)	Mar-21	99,610	99,307	–	(303)
Nickel – 90 Day Settlement (a)(b)	(1)	Mar-21	99,654	101,391	1,737	–
Nickel (a)(b)	(35)	Mar-21	3,487,680	3,475,359	–	(12,321)
SGX Nifty 50 Index	(57)	Jan-21	1,597,824	1,596,763	–	(1,061)
SPI 200 Index	(6)	Mar-21	755,954	762,828	6,874	–
U.S. Long Bond	(160)	Mar-21	27,710,000	27,657,803	–	(52,197)
Wheat (a)	(23)	Mar-21	736,575	703,432	–	(33,143)
WTI Crude (a)	(86)	Feb-21	4,172,719	4,051,175	–	(121,544)
Zinc – 90 Day Settlement (a)(b)	(1)	Jan-21	68,265	60,816	–	(7,449)
Zinc – 90 Day Settlement (a)(b)	(1)	Jan-21	68,290	61,249	–	(7,041)
Zinc – 90 Day Settlement (a)(b)	(1)	Jan-21	68,302	60,877	–	(7,425)

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Schedule of Open Futures Contracts (continued) |	31

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Notional Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Sale Contracts: (continued)
Zinc – 90 Day Settlement (a)(b)	(1)	Feb-21	$68,596	$69,113	$517	$–
Zinc – 90 Day Settlement (a)(b)	(1)	Mar-21	68,624	70,067	1,443	–
Zinc – 90 Day Settlement (a)(b)	(1)	Mar-21	68,715	71,626	2,911	–
Zinc – 90 Day Settlement (a)(b)	(1)	Mar-21	68,727	70,547	1,820	–
Zinc (a)(b)	(17)	Mar-21	1,168,465	1,161,035	–	(7,430)
Total Sale Contracts					1,045,890	(783,184)
Total Futures Contracts					$30,095,419	$(1,321,845)
Net Unrealized Appreciation					$28,773,574

(a)	Contract held by LCMFS Fund Limited.
(b)	London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

ICE	Intercontinental Exchange
NYBOT	New York Board of Trade
OSE	Osaka Securities Exchange
SGX	Singapore Exchange Limited

The accompanying notes are an integral part of these consolidated financial statements.

32	| LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments

LoCorr Long/Short Commodities Strategy Fund

Composition of Consolidated Investment Portfolio1

December 31, 2020 (Unaudited)

Money Market Fund
3.40%
Asset Backed Securities
10.33%
U.S. Government Notes
30.33%
Corporate Bonds
25.14%
Foreign Government Bond
0.00%
U.S. Government Agency Issues
10.36%
Mortgage Backed Securities
13.01%
Purchased Option
5.60%
Municipal Bonds
1.83%

[1]	As a percentage of total investments.

Consolidated Schedule of Investments

December 31, 2020

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 8.99%
321 Henderson Receivables I LLC
Series 2006-4A A1 (1 Month LIBOR USD + 0.200%) (a)(c)	12/15/2041	0.36%	$86,138	$85,401
Series 2004-A A1 (1 Month LIBOR USD + 0.350%) (a)(c)	09/15/2045	0.51%	43,842	43,030
AmeriCredit Automobile Receivables Trust, 2020-3 A-3	06/18/2025	0.53%	2,150,000	2,154,932
Asset Backed Securities Corp Home Equity Loan Trust, 2002-HE1 M1 (1 Month LIBOR USD + 1.650%) (c)	03/15/2032	1.81%	409,371	409,741
Capital One Multi-Asset Execution Trust, 2015-A4 A4	05/15/2025	2.75%	1,210,000	1,256,512
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	770,268	786,499
Chase Issuance Trust, 2020-A1 A1	01/15/2025	1.53%	1,050,000	1,077,809
Citibank Credit Card Issuance Trust
Series 2018-A6 A6	12/09/2024	3.21%	1,500,000	1,586,028
Series 2018-A3 A3	05/23/2025	3.29%	1,085,000	1,163,359
DB Master Finance LLC, 2019-1A A2I	05/20/2049	3.79%	948,000	971,454
Diamond Resorts Owner Trust, 2018-1 A (a)	01/21/2031	3.70%	591,110	617,328
Discover Card Execution Note Trust, 2018-A2 A2 (1 Month LIBOR USD + 0.330%) (c)	08/15/2025	0.49%	1,225,000	1,229,679
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	1.46%	485,000	485,475
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	491,000	495,543
Ford Credit Auto Owner Trust, 2016-1 A (a)	08/15/2027	2.31%	795,000	796,855
GM Financial Consumer Automobile Receivables Trust, 2020-2 A2B (1 Month LIBOR USD + 1.050%) (c)	03/16/2023	1.20%	278,296	279,230
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	755,368	768,214
Series 2017-4 A4	03/21/2024	2.21%	695,000	698,712
Series 2020-3 A3	10/18/2024	0.37%	2,350,000	2,353,974
Hyundai Auto Receivables Trust, 2020-C	05/15/2025	0.38%	2,150,000	2,153,739
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	1.00%	436,287	435,223
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.85%	391,723	388,464

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued) |	33

	Maturity Date	Coupon Rate	Principal Amount	Value
Asset Backed Securities: (continued)
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.06%	$542,358	$543,552
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.15%	448,109	448,109
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.80%	915,000	912,777
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.97%	232,712	229,697
MVW Owner Trust
Series 2018-1A A (a)	01/21/2036	3.45%	1,219,716	1,267,614
Series 2019-1A A (a)	11/20/2036	2.89%	582,408	604,352
Series 2019-2A A (a)	10/20/2038	2.22%	745,599	766,936
OneMain Financial Issuance Trust
Series 2016-3A A (a)	06/18/2031	3.83%	752,000	767,364
Series 2018-2A A (a)	03/14/2033	3.57%	500,000	528,297
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	1,150,000	1,156,903
Series 2020-G (a)	02/17/2026	0.97%	900,000	904,727
Progress Residential Trust
Series 2017-SFR1 A (a)	08/17/2034	2.77%	322,907	326,808
Series 2019-SFR4 B (a)	11/17/2036	2.94%	600,000	620,857
Santander Drive Auto Receivables Trust, 2020-4 A-3	07/15/2024	0.48%	1,800,000	1,805,408
SoFi Professional Loan Program LLC
Series 2016-D A2B (a)	04/25/2033	2.34%	509,290	519,045
Series 2015-C A2 (a)	08/25/2033	2.51%	144,212	144,813
Series 2015-D A2 (a)	10/27/2036	2.72%	55,968	56,765
Series 2016-A A2 (a)	12/26/2036	2.76%	317,177	322,195
Series 2017-B A2FX (a)	05/25/2040	2.74%	406,753	414,174
Synchrony Card Issuance Trust, 2018-A1 A	09/15/2024	3.38%	1,035,000	1,057,661
Tesla Auto Lease Trust, 2020-A (a)	05/20/2023	0.55%	1,934,819	1,938,306
Toyota Auto Receivables Owner Trust
Series 2020-B A2	12/15/2022	1.38%	1,273,444	1,279,842
Series 2019-A A3	07/17/2023	2.91%	557,628	567,351
Tricon American Homes Trust, 2017-SFR1 A (a)	09/19/2034	2.72%	1,211,155	1,226,587
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	1,097,042	1,111,605
Series 2019-B A1A	12/20/2023	2.33%	1,215,000	1,239,049
Series 2019-C A1A	04/20/2024	1.94%	200,000	204,291
Series 2020-A A1A	07/20/2024	1.85%	1,715,000	1,756,172
TOTAL ASSET BACKED SECURITIES (Cost $42,261,206)				42,958,458

CORPORATE BONDS: 21.73%
Aerospace & Defense: 0.06%
Raytheon Technologies Corp.	12/15/2022	2.50%	300,000	310,913

Agriculture: 0.30%
BAT Capital Corp.	08/15/2024	3.22%	240,000	259,829
BAT International Finance PLC (b)	03/25/2026	1.67%	1,165,000	1,192,516
				1,452,345
Auto Manufacturers: 0.64%
Cummins, Inc.	09/01/2025	0.75%	1,030,000	1,037,453
General Motors Financial Co., Inc.	06/20/2025	2.75%	1,375,000	1,470,293
Toyota Motor Credit Corp.	03/30/2023	2.90%	510,000	539,527
				3,047,273
Banks: 10.06%
Banco Santander SA (b)	05/28/2025	2.75%	1,310,000	1,398,457
Bank of America Corp.	01/11/2023	3.30%	2,525,000	2,677,030
Bank of America Corp. (3 Month LIBOR USD + 0.930%) (c)	07/21/2023	2.82%	625,000	649,019
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	3,495,000	3,569,552
Bank of Montreal (b)	03/26/2022	2.90%	845,000	872,464
Bank of New York Mellon Corp.	10/24/2024	2.10%	650,000	690,329
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	1,150,000	1,158,153
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	1,150,000	1,225,811

The accompanying notes are an integral part of these consolidated financial statements.

34	| LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
Corporate Bonds: (continued)
Citigroup, Inc.	01/14/2022	4.50%	$1,270,000	$1,324,201
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	1,205,000	1,239,087
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	1,425,000	1,549,751
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	1,000,000	1,006,487
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	895,000	950,169
Credit Suisse AG (b)	05/05/2023	1.00%	900,000	913,614
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	815,000	848,303
Fifth Third Bancorp	05/05/2023	1.63%	680,000	701,367
Goldman Sachs Group, Inc.	01/22/2023	3.63%	1,195,000	1,275,223
Goldman Sachs Group, Inc.	02/23/2023	3.20%	3,385,000	3,576,654
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	870,000	889,098
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	1,045,000	1,085,904
Huntington National Bank	04/01/2022	3.13%	780,000	805,223
ING Groep NV (b)	04/09/2024	3.55%	965,000	1,054,330
JP Morgan Chase & Co.	09/23/2022	3.25%	910,000	957,056
JP Morgan Chase & Co.	01/25/2023	3.20%	2,650,000	2,805,324
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	1,295,000	1,302,722
Morgan Stanley	11/01/2022	4.88%	515,000	554,910
Morgan Stanley	01/23/2023	3.13%	2,440,000	2,575,103
Morgan Stanley	04/29/2024	3.88%	640,000	709,003
Morgan Stanley (SOFR + 1.152%) (c)	07/22/2025	2.72%	1,000,000	1,069,577
National Bank of Canada (a)(b)	10/07/2022	2.15%	505,000	520,454
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	955,000	993,460
Royal Bank of Canada (b)	04/29/2022	2.80%	280,000	289,469
Royal Bank of Canada (b)	11/01/2024	2.25%	645,000	686,156
Santander UK PLC (b)	01/13/2023	2.10%	610,000	630,303
State Street Corp. (SOFR + 2.690%) (c)	03/30/2023	2.83%	550,000	567,636
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	610,000	614,152
Truist Financial Corp.	08/05/2025	1.20%	1,700,000	1,744,944
UBS AG/London (a)(b)	04/21/2022	1.75%	475,000	483,452
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	201,934
Wells Fargo & Co.	02/13/2023	3.45%	1,075,000	1,139,228
Wells Fargo & Co. (SOFR + 1.600%) (c)	06/02/2024	1.65%	740,000	760,634
				48,065,743
Beverage: 0.17%
Diageo Capital PLC (b)	09/29/2025	1.38%	800,000	822,012

Biotechnology: 0.38%
Gilead Sciences, Inc.	09/29/2023	0.75%	660,000	662,006
Royalty Pharma PLC (a)(b)	09/02/2023	0.75%	1,150,000	1,155,497
				1,817,503
Building Materials: 0.23%
Carrier Global Corp.	02/15/2025	2.24%	1,020,000	1,079,326

Chemicals: 0.24%
Air Products and Chemicals, Inc.	10/15/2025	1.50%	260,000	271,005
DuPont de Nemours, Inc.	11/15/2023	4.21%	780,000	860,528
				1,131,533
Computers: 0.07%
Apple, Inc.	05/03/2023	2.40%	320,000	335,668

Diversified Financial Services: 1.66%
Air Lease Corp.	07/03/2023	3.88%	1,065,000	1,137,207
Air Lease Corp.	02/01/2024	4.25%	350,000	379,841
American Express Co.	07/30/2024	2.50%	905,000	965,458
Capital One Bank	02/15/2023	3.38%	799,000	844,345
CDP Financial, Inc. (a)(b)	03/07/2022	2.75%	990,000	1,018,781
Charles Schwab Corp.	01/25/2023	2.65%	645,000	675,676
Dragon 2012 LLC	03/12/2024	1.97%	7,526	7,707

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund - Consolidated Schedule of Investments (continued) |	35

	Maturity Date	Coupon Rate	Principal Amount	Value
Corporate Bonds: (continued)
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	$1,665,000	$1,847,932
Helios Leasing I LLC	05/29/2024	2.02%	7,920	8,093
Helios Leasing I LLC	07/24/2024	1.73%	8,431	8,615
Helios Leasing I LLC	09/28/2024	1.56%	8,349	8,546
MSN 41079 and 41084 Ltd. (b)	07/13/2024	1.72%	8,415	8,598
OMERS Finance Trust (a)(b)	05/02/2024	2.50%	920,000	982,517
Phoenix 2012 LLC	07/03/2024	1.61%	8,402	8,585
Safina Ltd. (b)	01/15/2022	1.55%	3,197	3,215
Tagua Leasing LLC	11/16/2024	1.58%	8,905	9,087
				7,914,203
Electric: 0.36%
Eversource Energy	08/15/2025	0.80%	125,000	124,757
Exelon Generation Co. LLC	03/15/2022	3.40%	265,000	273,594
Exelon Generation Co. LLC	06/01/2025	3.25%	220,000	239,891
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	1,065,000	1,098,964
				1,737,206
Food: 0.10%
Mondelez International, Inc.	04/13/2023	2.13%	440,000	457,005

Healthcare - Services: 0.25%
Anthem, Inc.	01/15/2025	2.38%	850,000	909,118
UnitedHealth Group, Inc.	01/15/2026	1.25%	285,000	293,801
				1,202,919
Insurance: 1.11%
American International Group, Inc.	06/30/2025	2.50%	800,000	859,997
Aon Corp.	11/15/2022	2.20%	775,000	801,019
Equitable Financial Life Global (a)	07/07/2025	1.40%	925,000	950,058
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	1,145,000	1,160,182
New York Life Global Funding (a)	10/21/2023	0.40%	500,000	500,923
Voya Financial, Inc.	07/15/2024	3.13%	970,000	1,048,298
				5,320,477
Media: 0.44%
Comcast Corp.	04/15/2024	3.70%	1,920,000	2,112,400

Miscellaneous Manufacturing: 0.14%
Parker-Hannifin Corp.	06/14/2024	2.70%	610,000	654,221

Oil & Gas: 0.78%
BP Capital Markets PLC (b)	03/11/2021	4.74%	535,000	539,328
Chevron Corp.	05/11/2023	1.14%	675,000	689,212
Diamondback Energy, Inc.	12/01/2024	2.88%	335,000	352,135
Equinor ASA (b)	01/22/2026	1.75%	220,000	231,106
Phillips 66	02/15/2024	0.90%	890,000	892,156
Saudi Arabian Oil Co. (a)(b)	04/16/2022	2.75%	1,000,000	1,027,361
				3,731,298
Pharmaceuticals: 1.05%
AbbVie, Inc.	11/21/2022	2.30%	1,600,000	1,658,240
Bristol-Myers Squibb Co.	02/20/2023	3.25%	735,000	773,213
Bristol-Myers Squibb Co.	11/13/2023	0.54%	745,000	746,349
CVS Health Corp.	08/12/2024	3.38%	1,690,000	1,843,153
				5,020,955
Pipelines: 0.50%
Energy Transfer Operating LP	05/15/2025	2.90%	220,000	232,752
MPLX LP	03/01/2026	1.75%	1,185,000	1,226,363
ONEOK, Inc.	09/01/2024	2.75%	335,000	353,471
TransCanada PipeLines Ltd. (b)	08/01/2022	2.50%	545,000	563,191
				2,375,777
Real Estate Investment Trusts: 0.98%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	1,145,000	1,260,129

The accompanying notes are an integral part of these consolidated financial statements.

36	| LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
Corporate Bonds: (continued)
American Tower Corp.	09/15/2025	1.30%	$1,860,000	$1,899,208
Camden Property Trust	12/15/2022	2.95%	375,000	390,802
Crown Castle International Corp.	07/15/2025	1.35%	505,000	515,494
Highwoods Realty LP	06/15/2021	3.20%	110,000	110,766
Kilroy Realty LP	01/15/2023	3.80%	470,000	492,158
				4,668,557
Software: 0.48%
Adobe, Inc.	02/01/2023	1.70%	655,000	674,156
Fiserv, Inc.	07/01/2024	2.75%	105,000	112,748
Microsoft Corp.	11/03/2025	3.13%	1,350,000	1,509,212
				2,296,116
Telecommunications: 1.57%
AT&T, Inc.	05/15/2025	3.40%	2,660,000	2,956,460
T-Mobile USA, Inc. (a)	04/15/2025	3.50%	1,880,000	2,077,362
Verizon Communications, Inc.	09/15/2023	5.15%	855,000	963,449
Verizon Communications, Inc.	11/01/2024	3.50%	455,000	502,557
Vodafone Group PLC (b)	01/16/2024	3.75%	920,000	1,005,337
				7,505,165
Transportation: 0.16%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	715,000	784,522
TOTAL CORPORATE BONDS (Cost $100,828,020)				103,843,137

FOREIGN GOVERNMENT BOND: 0.00%*
Petroleos Mexicanos (b)	12/20/2022	2.00%	5,000	5,095
TOTAL FOREIGN GOVERNMENT BOND (Cost $5,000)				5,095

MORTGAGE BACKED SECURITIES: 11.33%
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	377,000	375,240
BHP Trust, 2019-BXHP (1 Month LIBOR USD + 0.975%) (a)(c)	08/15/2036	1.13%	1,920,766	1,897,096
BX Commercial Mortgage Trust, 2020-FOX (1 Month LIBOR USD + 1.000%) (a)(c)	11/15/2032	1.16%	2,000,000	2,003,207
Comm Mortgage Trust
Series 2013-CR9 A4 (d)	07/12/2045	4.22%	946,086	1,021,919
Series 2013-CR6 A4	03/10/2046	3.10%	440,000	456,187
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	200,000	217,037
Series 2014-UBS2 A5	03/10/2047	3.96%	1,150,000	1,256,615
Series 2014-UBS2 AM	03/12/2047	4.20%	1,150,000	1,252,215
Series 2015-CR27 AM	10/13/2048	3.98%	1,000,000	1,105,644
Connecticut Avenue Securities Trust
Series 2020-R02 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2040	0.90%	1,009,285	1,009,285
Series 2020-R01 1M1 (1 Month LIBOR USD + 0.800%) (a)(c)	01/25/2040	0.95%	714,659	715,225
Fannie Mae Aces, 2017-M7 A1	02/25/2027	2.60%	2,865,734	3,028,034
Fannie Mae Connecticut Avenue Securities
Series 2014-C02 1M2 (1 Month LIBOR USD + 2.600%) (c)	05/28/2024	2.75%	1,113,880	1,084,934
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.15%	488,810	474,410
Series 2017-C02 2ED4 (1 Month LIBOR USD + 0.850%) (c)	09/25/2029	1.00%	173,482	169,352
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.60%	385,000	375,422
FHLMC Multifamily Structured Pass Through Certificates
Series KF08 A (1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.45%	146,914	146,548
Series K052 A1	01/25/2025	2.60%	371,025	386,204
Series K-050 A1	01/25/2025	2.80%	2,624,150	2,751,785
Series K059 A1	09/25/2025	2.76%	806,611	858,103
Series KC06 A1	02/25/2026	2.17%	1,510,000	1,576,137
Flagstar Mortgage Trust, 2017-2 A5 (a)(d)	10/25/2047	3.50%	59,127	59,057
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2014-DN1 M2 (1 Month LIBOR USD + 2.200%) (c)	02/26/2024	2.35%	48,464	48,471
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.35%	422,752	422,752
Series 2020-DNA1 M1 (1 Month LIBOR USD + 0.700%) (a)(c)	01/25/2050	0.85%	48,551	48,580
Series 2020-HQA1 M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2050	0.90%	1,099,650	1,099,301
Series 2020-HQA2 M1 (1 Month LIBOR USD + 1.100%) (a)(c)	03/25/2050	1.25%	1,010,955	1,011,594

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued) |	37

	Maturity Date	Coupon Rate	Principal Amount	Value
Mortgage Backed Securities: (continued)
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	$592,156	$600,825
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	1,006,290	1,036,043
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,379,619	1,420,022
Mortgage Backed Securities: (continued)
Series 2019-SB69 A5F (d)	10/25/2024	2.25%	1,627,048	1,693,725
Series 2016-SB23 A10F (d)	09/25/2026	2.31%	862,057	903,599
GS Mortgage Securities Trust
Series 2013-GC10 AS	02/12/2046	2.94%	1,720,000	1,784,822
Series 2015-GC28 AS	02/12/2048	3.76%	885,000	965,353
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2010-C2 A3 (a)	11/15/2043	4.07%	141,468	141,330
Series 2012-C8 ASB	10/17/2045	2.38%	173,066	175,751
Series 2013-C15 A-S	11/17/2045	4.42%	1,250,000	1,363,408
Series 2014-C23 ASB	09/17/2047	3.66%	996,816	1,049,847
Series 2014-C22 AS	09/17/2047	4.11%	1,350,000	1,467,914
Series 2013-C10 AS	12/17/2047	3.37%	762,000	795,656
Series 2016-JP3 A-5	08/15/2049	2.87%	1,500,000	1,636,311
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	12,244	12,248
Series 2016-4 A5 (a)(d)	10/25/2046	3.50%	56,953	57,204
Series 2018-1 A5 (a)(d)	06/25/2048	3.50%	170,626	171,110
KKR Industrial Portfolio Trust, 2020-AIP D (1 Month LIBOR USD + 2.030%) (a)(c)	03/16/2037	2.19%	482,103	478,478
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.31%	2,350,000	2,354,474
New Residential Mortgage Loan Trust
Series 2015-1A A3 (a)(d)	05/28/2052	3.75%	523,211	556,307
Series 2014-2A A3 (a)(d)	05/25/2054	3.75%	89,301	95,184
Series 2016-1A A1 (a)(d)	03/25/2056	3.75%	204,537	216,776
Series 2017-1A A1 (a)(d)	02/25/2057	4.00%	393,655	425,442
Series 2017-6A A1 (a)(d)	08/25/2057	4.00%	187,392	202,409
Series 2018-5A A1 (a)(d)	12/25/2057	4.75%	830,598	887,532
OBX Trust, 2018-1 A2 (1 Month LIBOR USD + 0.650%) (a)(c)	06/25/2057	0.80%	463,278	462,092
Sequoia Mortgage Trust
Series 2017-1 A4 (a)(d)	02/25/2047	3.50%	282,400	284,334
Series 2017-CH1 A11 (a)(d)	08/25/2047	3.50%	81,427	81,691
Series 2018-CH4 A10 (a)(d)	10/25/2048	4.50%	29,191	29,196
Series 2019-5 A4 (a)(d)	12/25/2049	3.50%	291,506	296,086
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	346,704	349,907
Shellpoint Co-Originator Trust, 2017-2 A4 (a)(d)	10/25/2047	3.50%	63,333	63,319
STACR Trust, 2018-DNA2 M1 (1 Month LIBOR USD + 0.800%) (a)(c)	12/26/2030	0.95%	197,741	197,741
UBS Commercial Mortgage Trust, 2017-C6 ASB	12/16/2050	3.50%	1,000,000	1,107,481
UBS-Barclays Commercial Mortgage Trust, 2012-C4 A5	12/12/2045	2.85%	870,000	901,808
Verus Securitization Trust
Series 2018-2 A1 (a)(d)	07/25/2058	3.68%	193,862	194,097
Series 2018-3 A1 (a)(d)	10/25/2058	4.11%	147,385	151,141
VNDO Mortgage Trust, 2012-6AVE A (a)	11/15/2030	3.00%	1,000,000	1,034,083
Wells Fargo Commercial Mortgage Trust, 2012-LC5 AS	10/17/2045	3.54%	185,000	192,078
WFRBS Commercial Mortgage Trust
Series 2011-C3 A4 (a)	03/17/2044	4.38%	981,729	983,089
Series 2013-C13 AS	05/17/2045	3.35%	185,000	194,238
Series 2012-C10 A3	12/15/2045	2.88%	975,000	1,010,021
Series 2013-UBS1 A4 (d)	03/16/2046	4.08%	772,216	837,430
Series 2013-C14 A5	06/15/2046	3.34%	200,000	211,359
Series 2013-C17 ASB	12/17/2046	3.56%	180,897	188,643
TOTAL MORTGAGE BACKED SECURITIES (Cost $53,046,970)				54,111,958

The accompanying notes are an integral part of these consolidated financial statements.

38	| LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MUNICIPAL BONDS: 1.59%
City of Arlington TX	08/15/2025	0.71%	$560,000	$563,433
City of El Paso TX Water & Sewer Revenue	03/01/2025	0.77%	550,000	553,113
City of New York NY	08/01/2025	2.28%	1,660,000	1,761,758
Massachusetts Water Resources Authority	08/01/2025	2.08%	1,840,000	1,969,076
Miami Dade County Florida Aviation Refunding Taxable Series B	10/01/2023	2.37%	650,000	677,839
Nebraska Public Power District	01/01/2024	2.22%	675,000	702,817
San Diego County Water Authority	05/01/2025	0.74%	335,000	338,340
State of Wisconsin	05/01/2026	2.10%	710,000	757,229
Water Works Board of the City of Birmingham	01/01/2024	2.20%	270,000	283,381
TOTAL MUNICIPAL BONDS (Cost $7,249,947)				7,606,986
		Counterparty	Number of of Contracts
PURCHASED CALL OPTION: 4.87%
Call Option: 4.87%
Nomura Galaxy Option Expiration: August 2022, Current Price:
$1,179.44, Exercise Price: $0.0001 (h)		Nomura Securities	19,743	23,285,175
TOTAL PURCHASED CALL OPTION (Cost $18,923,281)		(Bermuda)		23,285,175

	Maturity Date	Coupon Rate	Principal Amount
U.S. GOVERNMENT AGENCY ISSUES: 9.02%
Federal Farm Credit Banks	06/26/2023	1.77%	2,450,000	2,544,244
Federal Farm Credit Banks	07/17/2023	2.88%	1,600,000	1,707,489
Federal Home Loan Banks	07/07/2021	1.88%	2,420,000	2,441,896
Federal Home Loan Banks	06/10/2022	2.13%	5,575,000	5,735,907
Federal Home Loan Banks	06/10/2022	2.75%	1,000,000	1,037,821
Federal Home Loan Banks	06/09/2023	3.25%	2,345,000	2,518,614
Federal Home Loan Banks	09/08/2023	3.38%	2,235,000	2,426,157
Federal Home Loan Banks	12/08/2023	3.38%	2,325,000	2,540,118
Federal Home Loan Mortgage Corp.	07/08/2022	0.32%	2,460,000	2,460,017
Federal Home Loan Mortgage Corp.	06/26/2023	0.25%	3,000,000	3,006,522
Federal Home Loan Mortgage Corp.	07/20/2023	0.41%	2,465,000	2,468,579
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	885,000	886,719
Federal Home Loan Mortgage Corp.	11/06/2023	0.25%	4,000,000	4,003,384
Federal National Mortgage Association	01/19/2023	2.38%	220,000	230,076
Federal National Mortgage Association	07/10/2023	0.25%	3,350,000	3,358,000
Federal National Mortgage Association	06/17/2025	0.50%	3,000,000	3,015,914
Federal National Mortgage Association	08/25/2025	0.38%	2,720,000	2,719,404
Small Business Administration Participation Certificates	11/01/2032	2.09%	8,996	9,272
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $42,127,080)				43,110,133

U.S. GOVERNMENT NOTES: 26.41%
United States Treasury Note	05/15/2022	1.75%	21,395,000	21,871,373
United States Treasury Note	08/15/2022	1.50%	3,495,000	3,572,818
United States Treasury Note	02/15/2023	2.00%	11,500,000	11,952,812
United States Treasury Note	03/31/2023	1.50%	10,500,000	10,819,922
United States Treasury Note	12/31/2023	2.63%	15,710,000	16,861,862
United States Treasury Note	02/29/2024	2.38%	2,025,000	2,164,614
United States Treasury Note	03/31/2024	2.13%	3,080,000	3,272,380
United States Treasury Note	04/30/2024	2.00%	4,195,000	4,446,372
United States Treasury Note	04/30/2024	2.25%	1,585,000	1,692,978
United States Treasury Note	05/15/2024	2.50%	14,180,000	15,280,058
United States Treasury Note	09/30/2024	1.50%	500,000	523,574
United States Treasury Note	12/31/2024	2.25%	440,000	474,856
United States Treasury Note	01/31/2025	1.38%	5,655,000	5,909,475
United States Treasury Note	05/15/2025	2.13%	2,320,000	2,503,969
United States Treasury Note	05/31/2025	0.25%	3,265,000	3,258,751

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Investments (continued) |	39

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES: (continued)
United States Treasury Note	07/31/2025	0.25%	$14,005,000	$13,963,969
United States Treasury Note	10/31/2025	0.25%	7,650,000	7,617,129
TOTAL U.S. GOVERNMENT NOTES (Cost $124,694,878)				126,186,912

SHORT TERM INVESTMENTS: 3.12%
CORPORATE BOND: 0.16%
Insurance: 0.16%
Berkshire Hathaway, Inc.	03/15/2021	2.20%	765,000	766,660
TOTAL CORPORATE BOND (Cost $764,446)				766,660

MONEY MARKET FUND: 2.96%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)(f)			14,137,272	14,137,272
TOTAL MONEY MARKET FUND (Cost $14,137,272)				14,137,272
TOTAL SHORT TERM INVESTMENTS (Cost $14,901,718)				14,903,932

TOTAL INVESTMENTS (Cost $404,038,100): 87.06%				416,011,786
Other Assets in Excess of Liabilities: 12.94% (g)				61,822,900
TOTAL NET ASSETS: 100.00%				$477,834,686

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $49,886,611 which represents 10.44% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(f)	A portion of this security is held by LCLSCS Fund Limited and pledged as collateral for swap contracts. At December 31, 2020, the value of this security totals $435,788.
(g)	Includes deposits at broker for swap contracts. At December 31, 2020, the value of these assets total $59,200,974.
(h)	The Nomura Call option is issued by Nomura Securities Ltd. provides LoCorr Long/Short Commodities Strategy Fund access to the performance of the Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC which effectuates its trading strategy through the Galaxy Plus Fund – East Alpha Master Fund (548) LLC. The underlying strategy is a quantitative trading program specializing in commodity futures contracts.

*	Amount rounds to less than 0.005% of net assets.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

40	| LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts

LoCorr Long/Short Commodities Strategy Fund

Consolidated Schedule of Swap Contracts

December 31, 2020

LONG TOTAL RETURN SWAP CONTRACTS

This investment is a holding of LCLSCS Fund Limited. See Note 1.

Termination Date	Reference Index	Financing Rate	Payment Frequency	Notional Amount	Unrealized (Depreciation)*	Counterparty
12/16/2022	LoCorr Commodities Index #	0.50%	Quarterly	$361,945,098	$(13,099,219)	Deutsche Bank AG

^	Comprised of a proprietary basket of Commodity Trading Advisor’s (“CTA’’) Programs investing in various futures contracts, forward currency contracts, foreign currency. See Notes 2 & 3.

*	Unrealized depreciation is a liability on the Fund’s consolidated statement of assets and liabilities

The underlying components of the basket as of December 31, 2020 are shown below: #

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amount	Concentration % of Exposure
Futures Contracts:
Purchase Contracts:(1)
Brent Crude	Feb-21	1,586	$81,604,174	6.32%
Live Cattle	Jun-21	1,260	57,771,164	4.48%
Sugar No.11	Apr-21	3,260	53,623,311	4.15%
WTI Crude	May-21	854	41,263,059	3.20%
Gold	Feb-21	156	29,644,716	2.30%
WTI Crude	Feb-21	513	24,781,173	1.92%
Copper (COMEX)	Jul-21	236	20,805,993	1.61%
Natural Gas	Apr-21	715	17,977,225	1.39%
Corn	May-21	745	17,843,957	1.38%
Coffee	Dec-21	299	15,101,088	1.17%
Copper	May-21	155	13,645,578	1.06%
Soybean	Mar-21	205	13,466,625	1.04%
Silver	Mar-21	101	13,356,057	1.03%
Soybean Meal	Mar-21	277	11,874,687	0.92%
Brent Crude	Mar-21	198	10,196,556	0.79%
Coffee	May-21	191	9,337,951	0.72%
Aluminum	Mar-21	187	9,273,950	0.72%
Palladium	Mar-21	32	7,677,048	0.59%
Cotton No.2	May-21	194	7,614,271	0.59%
Brent Crude	Apr-21	147	7,542,471	0.58%
Gasoline RBOB	Jan-21	127	7,452,819	0.58%
Low Sulphur Gasoil	Feb-21	172	7,297,788	0.57%
Wheat	May-21	227	7,224,240	0.56%
Soybean	May-21	107	6,964,971	0.54%
Copper (LME)	Mar-21	35	6,775,341	0.53%
Natural Gas	Jan-22	231	6,719,790	0.52%
Gasoline RBOB	Feb-21	108	6,348,814	0.49%
Zinc	Mar-21	90	6,183,415	0.48%
Lean Hogs	Aug-21	184	6,090,400	0.47%
Feeder Cattle	Aug-21	79	5,890,438	0.46%
Heating Oil	Feb-21	90	5,572,076	0.43%
Low Sulphur Gasoil	Mar-21	128	5,481,228	0.43%
Lean Hogs	Jun-21	141	4,674,557	0.36Tot %
Total Purchase Contracts			547,076,931	42.38%

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Schedule of Swap Contracts (continued) |	41

Description	Expiration Date	Number of Contracts Purchased (Sold)	Notional Amout	Concentration % of Exposure
Sale Contracts:(1)
Brent Crude	Jan-21	(1,772)	$91,082,945	7.06%
WTI Crude	Jan-21	(1,419)	68,402,033	5.29%
Live Cattle	Feb-21	(1,251)	57,486,697	4.45%
Sugar No.11	Feb-21	(2,552)	44,065,148	3.42%
Copper (COMEX)	Mar-21	(330)	29,103,707	2.26%
Coffee	Mar-21	(508)	24,385,774	1.89%
EUR/USD	Mar-21	(155)	23,738,250	1.84%
Natural Gas	Feb-21	(675)	16,646,507	1.29%
Lean Hogs	Feb-21	(579)	16,231,123	1.26%
Natural Gas	Mar-21	(562)	14,004,382	1.09%
Wheat	Mar-21	(398)	12,688,105	0.98%
Low Sulphur Gasoil	Jan-21	(224)	9,470,289	0.73%
Natural Gas	Dec-21	(217)	6,444,900	0.50%
Zinc	Jan-21	(90)	6,112,575	0.47%
Feeder Cattle	Mar-21	(83)	5,827,638	0.45%
Total Sale Contracts			425,690,073	32.98%
Other Futures Contracts			145,286,630	11.26%
Total Futures Contracts			1,118,053,634	86.62%

Cash and Foreign Currency:		Quantity
Cash and Foreign Currency Purchased:(1)
U.S. Dollar		63,938,105	$63,938,105	4.95%
Total Cash and Foreign Currency Purchased			63,938,105	4.95%

Cash and Foreign Currency Sold:(1)
Euro		84,262,835	$102,939,071	7.98%
Total Cash and Foreign Currency Sold			102,939,071	7.98%

Other Cash and Foreign Currency			4,024,053	0.31%
Total Cash and Foreign Currency			170,901,229	13.24%
Forward Currency Contracts			1,806,691	0.14%
Total Underlying Positions			$1,290,761,554	100.00%

^	The investments are not direct holdings of LoCorr Long/Short Commodities Strategy Fund. The top 50 holdings and other futures contracts, other forward currency contracts, and other cash and foreign currency were determined based on the absolute notional amount of the positions within the underlying swap basket.
(1)	Represents the 50 largest components of the basket.

COMEX	Commodity Exchange, Inc.
LME	London Metal Exchange

The accompanying notes are an integral part of these consolidated financial statements.

42	| LoCorr Market Trend Fund – Consolidated Schedule of Investments

LoCorr Market Trend Fund

Composition of Consolidated Investment Portfolio1

December 31, 2020 (Unaudited)

[1]	As a percentage of total investments.

Consolidated Schedule of Investments

December 31, 2020

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: 10.11%
American Homes 4 Rent Trust, 2014-SFR2 A (a)	10/17/2036	3.79%	$393,477	$424,222
AMSR Trust, 2020-SFR1 A (a)	04/17/2037	1.82%	324,688	330,753
CarMax Auto Owner Trust, 2018-4 A3	09/15/2023	3.36%	2,353,595	2,403,191
CenterPoint Energy Residential Bond, 2009-1 A3	08/15/2023	4.24%	1,077,227	1,113,319
Chase Issuance Trust, 2018-A1 A1 (1 Month LIBOR USD + 0.200%) (c)	04/17/2023	0.36%	2,050,000	2,050,907
Corevest American Finance Trust, 2020-1 A1(a)	03/17/2050	1.83%	418,028	424,064
DB Master Finance LLC, 2019-1A A2I (a)	05/20/2049	3.79%	1,637,275	1,677,781
Domino’s Pizza Master Issuer LLC, 2017-1A A2I (3 Month LIBOR USD + 1.250%) (a)(c)	07/25/2047	1.46%	1,067,000	1,068,046
Ford Credit Auto Lease Trust, 2019-B A3	10/15/2022	2.22%	880,000	888,143
GM Financial Consumer Automobile Receivables Trust, 2018-4 A3	10/16/2023	3.21%	1,685,069	1,716,805
Hilton Grand Vacations Trust, 2019-AA A (a)	07/25/2033	2.34%	718,536	743,894
Honda Auto Receivables Owner Trust
Series 2019-1 A3	03/20/2023	2.83%	708,158	720,201
Series 2020-3 A3	10/18/2024	0.37%	1,400,000	1,402,367
Hyundai Auto Receivables Trust, 2020-C	05/15/2025	0.38%	1,150,000	1,152,000
Invitation Homes Trust
Series 2017-SFR2 A (1 Month LIBOR USD + 0.850%) (a)(c)	12/19/2036	1.00%	449,781	448,683
Series 2018-SFR1 A (1 Month LIBOR USD + 0.700%) (a)(c)	03/19/2037	0.85%	296,760	294,291
Series 2018-SFR2 A (1 Month LIBOR USD + 0.900%) (a)(c)	06/18/2037	1.06%	430,443	431,391
Series 2018-SFR3 A (1 Month LIBOR USD + 1.000%) (a)(c)	07/17/2037	1.15%	457,254	457,254
Series 2018-SFR4 A (1 Month LIBOR USD + 1.100%) (a)(c)	01/19/2038	1.25%	692,089	697,244
Series 2018-SFR4 D (1 Month LIBOR USD + 1.650%) (a)(c)	01/19/2038	1.80%	490,000	488,809
Morgan Stanley Capital I Trust, 2004-HE6 M1 (1 Month LIBOR USD + 0.825%) (c)	08/25/2034	0.97%	232,712	229,697
MVW Owner Trust, 2019-1A A (a)	11/20/2036	2.89%	728,010	755,441
PFS Financing Corp.
Series 2020-F A (a)	08/15/2024	0.93%	700,000	704,202
Series 2020-G (a)	02/17/2026	0.97%	500,000	502,626
SoFi Professional Loan Program LLC, 2015-C A2(a)	08/25/2033	2.51%	786,013	789,288

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued) |	43

	Maturity Date	Coupon Rate	Principal Amount	Value
ASSET BACKED SECURITIES: (continued)
Tricon American Homes Trust, 2017-SFR2 B (a)	01/18/2036	3.28%	$400,000	$411,636
Verizon Owner Trust
Series 2018-A A1A	04/20/2023	3.23%	523,144	530,089
Series 2019-B A1A	12/20/2023	2.33%	1,080,000	1,101,377
Series 2020-A A1A	07/20/2024	1.85%	1,180,000	1,208,328
VSE VOI Mortgage LLC, 2018-A A (a)	02/20/2036	3.56%	486,461	510,704
Wendy’s Funding LLC, 2018-1A A2I (a)	03/15/2048	3.57%	213,400	219,981
TOTAL ASSET BACKED SECURITIES (Cost $25,606,282)				25,896,734

CORPORATE BONDS: 21.97%
Agriculture: 0.39%
BAT Capital Corp.	08/15/2024	3.22%	135,000	146,154
BAT International Finance PLC (b)	03/25/2026	1.67%	835,000	854,722
				1,000,876
Auto Manufacturers: 0.61%
Cummins, Inc.	09/01/2025	0.75%	605,000	609,378
General Motors Financial Co., Inc.	06/20/2025	2.75%	895,000	957,027
				1,566,405
Banks: 10.76%
Banco Santander SA (b)	02/23/2023	3.13%	540,000	568,563
Banco Santander SA (b)	05/28/2025	2.75%	230,000	245,531
Bank of America Corp.	01/11/2023	3.30%	1,740,000	1,844,765
Bank of America Corp. (SOFR + 0.740%) (c)	10/24/2024	0.81%	500,000	504,672
Bank of America Corp. (SOFR + 1.150%) (c)	06/19/2026	1.32%	1,070,000	1,092,824
Bank of America Corp. (SOFR + 1.010%) (c)	10/24/2026	1.20%	525,000	531,990
Barclays PLC (1 Year CMT Rate + 0.800%) (b)(c)	12/10/2024	1.01%	625,000	629,431
BB&T Corp.	12/06/2023	3.75%	190,000	208,726
BNP Paribas SA (3 Month LIBOR USD + 1.111%) (a)(b)(c)	11/19/2025	2.82%	750,000	799,442
Citigroup, Inc. (3 Month LIBOR USD + 0.722%) (c)	01/24/2023	3.14%	495,000	509,003
Citigroup, Inc. (3 Month LIBOR USD + 1.023%) (c)	06/01/2024	4.04%	435,000	473,082
Citigroup, Inc. (SOFR + 0.686%) (c)	10/30/2024	0.78%	1,675,000	1,685,866
Cooperatieve Rabobank UA (b)	11/09/2022	3.95%	635,000	674,142
Credit Suisse AG (b)	05/05/2023	1.00%	565,000	573,547
Danske Bank A/S (1 Year CMT Rate + 1.730%) (a)(b)(c)	01/12/2023	5.00%	630,000	655,743
Federation des Caisses Desjardins du Quebec (a)(b)	09/26/2022	1.95%	700,000	719,870
Fifth Third Bancorp	05/05/2023	1.63%	615,000	634,324
Goldman Sachs Group, Inc.	02/23/2023	3.20%	2,180,000	2,303,429
Goldman Sachs Group, Inc.	04/01/2025	3.50%	225,000	249,973
HSBC Bank Canada (a)(b)	09/10/2023	1.65%	1,130,000	1,154,806
HSBC Holdings PLC (SOFR + 1.929%) (b)(c)	06/04/2026	2.10%	515,000	535,158
Huntington National Bank	04/01/2022	3.13%	365,000	376,803
ING Groep NV (b)	04/09/2024	3.55%	540,000	589,988
JP Morgan Chase & Co.	01/25/2023	3.20%	2,140,000	2,265,431
JP Morgan Chase & Co. (SOFR + 0.800%) (c)	11/19/2026	1.05%	375,000	379,238
Mitsubishi UFJ Financial Group, Inc. (1 Year CMT Rate + 0.680%) (b)(c)	09/15/2024	0.85%	660,000	663,935
Morgan Stanley	11/01/2022	4.88%	485,000	522,585
Morgan Stanley	01/23/2023	3.13%	1,830,000	1,931,327
National Bank of Canada (a)(b)	10/07/2022	2.15%	365,000	376,170
NatWest Markets PLC (a)(b)	05/21/2023	2.38%	820,000	853,023
Santander UK PLC (b)	01/13/2023	2.10%	675,000	697,467
Svenska Handelsbanken AB (a)(b)	06/30/2023	0.63%	405,000	407,756
UBS AG/London (a)(b)	04/21/2022	1.75%	440,000	447,829
UBS Group AG (1 Year CMT Rate + 0.830%) (a)(b)(c)	07/30/2024	1.01%	200,000	201,934
Wells Fargo & Co.	02/13/2023	3.45%	625,000	662,342
Wells Fargo & Co. (SOFR + 1.600%) (c)	06/02/2024	1.65%	575,000	591,033
				27,561,748
Biotechnology: 0.39%
Gilead Sciences, Inc.	09/29/2023	0.75%	360,000	361,094
Royalty Pharma PLC (a)(b)	09/02/2023	0.75%	625,000	627,987
				989,081

The accompanying notes are an integral part of these consolidated financial statements.

44	| LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS (continued)
Building Materials: 0.28%
Carrier Global Corp.	02/15/2025	2.24%	$680,000	$719,551

Chemicals: 0.15%
DuPont de Nemours, Inc.	11/15/2023	4.21%	345,000	380,618

Diversified Financial Services: 1.03%
Air Lease Corp.	07/03/2023	3.88%	630,000	672,714
Air Lease Corp.	02/01/2024	4.25%	150,000	162,789
Capital One Bank	02/15/2023	3.38%	640,000	676,321
GE Capital International Funding Co Unlimited Co. (b)	11/15/2025	3.37%	1,005,000	1,115,419
				2,627,243
Electric: 0.50%
Eversource Energy	08/15/2025	0.80%	75,000	74,855
Exelon Generation Co. LLC	03/15/2022	3.40%	270,000	278,756
Exelon Generation Co. LLC	06/01/2025	3.25%	195,000	212,630
Nextera Energy Capital Holdings, Inc.	04/01/2022	2.90%	695,000	717,164
				1,283,405
Food: 0.04%
Mondelez International, Inc.	04/13/2023	2.13%	100,000	103,865

Healthcare - Services: 0.29%
Anthem, Inc.	01/15/2025	2.38%	465,000	497,341
UnitedHealth Group, Inc.	01/15/2026	1.25%	245,000	252,566
				749,907
Insurance: 0.98%
American International Group, Inc.	06/30/2025	2.50%	475,000	510,623
Aon Corp.	11/15/2022	2.20%	550,000	568,465
Equitable Financial Life Global (a)	07/07/2025	1.40%	530,000	544,358
Metropolitan Life Global Funding I (a)	07/02/2025	0.95%	325,000	329,309
Voya Financial, Inc.	07/15/2024	3.13%	520,000	561,974
				2,514,729
Media: 0.62%
Comcast Corp.	04/15/2024	3.70%	1,450,000	1,595,302

Miscellaneous Manufacturing: 0.15%
Parker-Hannifin Corp.	06/14/2024	2.70%	355,000	380,735

Oil & Gas: 0.84%
BP Capital Markets PLC (b)	03/11/2021	4.74%	530,000	534,287
Chevron Corp.	05/11/2023	1.14%	610,000	622,844
Diamondback Energy, Inc.	12/01/2024	2.88%	300,000	315,345
Equinor ASA (b)	01/22/2026	1.75%	195,000	204,844
Phillips 66	02/15/2024	0.90%	470,000	471,138
				2,148,458
Pharmaceuticals: 0.77%
AbbVie, Inc.	11/21/2022	2.30%	625,000	647,750
Bristol-Myers Squibb Co.	02/20/2023	3.25%	195,000	205,138
Bristol-Myers Squibb Co.	11/13/2023	0.54%	395,000	395,715
CVS Health Corp.	08/12/2024	3.38%	665,000	725,265
				1,973,868
Pipelines: 0.67%
Energy Transfer Operating LP	05/15/2025	2.90%	240,000	253,911
MPLX LP	03/01/2026	1.75%	640,000	662,339
ONEOK, Inc.	09/01/2024	2.75%	210,000	221,579
TransCanada PipeLines Ltd. (b)	08/01/2022	2.50%	545,000	563,191
				1,701,020
Real Estate Investment Trusts: 1.39%
Alexandria Real Estate Equities, Inc.	01/15/2024	4.00%	565,000	621,810

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)	| 45

	Maturity Date	Coupon Rate	Principal Amount	Value
CORPORATE BONDS: (continued)
American Tower Corp.	09/15/2025	1.30%	$1,055,000	$1,077,239
Camden Property Trust	12/15/2022	2.95%	395,000	411,645
Crown Castle International Corp.	07/15/2025	1.35%	430,000	438,935
Duke Realty LP	04/15/2023	3.63%	535,000	567,180
Highwoods Realty LP	06/15/2021	3.20%	100,000	100,696
Kilroy Realty LP	01/15/2023	3.80%	335,000	350,794
				3,568,299
Software: 0.06%
Fiserv, Inc.	07/01/2024	2.75%	150,000	161,069

Telecommunications: 1.87%
AT&T, Inc.	12/01/2022	2.63%	1,090,000	1,130,679
AT&T, Inc.	05/15/2025	3.40%	455,000	505,710
T-Mobile USA, Inc. (a)	04/15/2025	3.50%	925,000	1,022,107
Verizon Communications, Inc.	09/15/2023	5.15%	830,000	935,279
Verizon Communications, Inc.	11/01/2024	3.50%	275,000	303,743
Verizon Communications, Inc.	11/20/2025	0.85%	375,000	377,945
Vodafone Group PLC (b)	01/16/2024	3.75%	470,000	513,596
				4,789,059
Transportation: 0.18%
Burlington Northern Santa Fe LLC	09/01/2024	3.40%	420,000	460,838
TOTAL CORPORATE BONDS (Cost $54,710,365)				56,276,076

MORTGAGE BACKED SECURITIES: 10.05%
Angel Oak Mortgage Trust, 2020-1 M1 (a)(d)	12/25/2059	3.16%	418,000	416,049
BX Commercial Mortgage Trust, 2019-XL A (1 Month LIBOR USD + 0.920%) (a)(c)	10/15/2036	1.08%	488,888	489,800
Comm Mortgage Trust
Series 2013-GAM A1 (a)	02/11/2028	1.71%	58,917	58,837
Series 2016-GCT B (a)	08/10/2029	3.09%	600,000	602,324
Series 2013-CR6 A4	03/10/2046	3.10%	185,000	191,806
Series 2013-CR6 AM (a)	03/12/2046	3.15%	1,000,000	1,039,316
Series 2013-CR10 A4 (d)	08/10/2046	4.21%	185,000	200,760
Series 2013-CR11 B (d)	08/12/2050	5.11%	575,000	624,800
Connecticut Avenue Securities Trust
Series 2020-R02 2M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2040	0.90%	543,461	543,461
Series 2020-R01 1M1 (1 Month LIBOR USD + 0.800%) (a)(c)	01/25/2040	0.95%	308,654	308,899
Credit Suisse Mortgage Capital Certificates, 2019-ICE4 A
(1 Month LIBOR USD + 0.980%) (a)(c)	05/15/2036	1.14%	1,000,000	1,001,339
Fannie Mae Aces
Series 2015-M17 FA (1 Month LIBOR USD + 0.930%) (c)	11/25/2022	1.08%	907,866	910,140
Series 2014-M11 1A (d)	08/25/2024	3.12%	655,116	703,667
Fannie Mae Connecticut Avenue Securities
Series 2014-C03 1M2 (1 Month LIBOR USD + 3.000%) (c)	07/25/2024	3.15%	69,591	67,541
Series 2018-C01 1EB1 (1 Month LIBOR USD + 0.450%) (c)	07/25/2030	0.60%	400,000	390,049
FHLMC Multifamily Structured Pass Through Certificates, KF08 A
(1 Month LIBOR USD + 0.300%) (c)	01/25/2022	0.45%	678,065	676,377
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA2 M1 (1 Month LIBOR USD + 1.200%) (c)	10/25/2029	1.35%	157,216	157,216
Series 2018-HRP2 M3 (1 Month LIBOR USD + 2.400%) (a)(c)	02/25/2047	2.55%	400,000	400,508
Series 2019-HRP1 M2 (1 Month LIBOR USD + 1.400%) (a)(c)	02/25/2049	1.55%	658,330	655,900
Series 2020-DNA1 M1 (1 Month LIBOR USD + 0.700%) (a)(c)	01/25/2050	0.85%	171,057	171,158
Series 2020-HQA1 M1 (1 Month LIBOR USD + 0.750%) (a)(c)	01/25/2050	0.90%	306,620	306,522
FRESB Multifamily Mortgage Pass Through Certificates
Series 2016-SB17 A7F (d)	05/25/2023	2.15%	526,569	534,278
Series 2017-SB31 A7F (d)	01/25/2024	2.46%	632,858	647,665
Series 2017-SB32 A7F (d)	04/25/2024	2.44%	843,367	868,303
Series 2019-SB67 A5F (d)	07/25/2024	2.09%	1,240,263	1,276,586
GS Mortgage Securities Trust
Series 2015-GC28 A5	02/10/2048	3.40%	1,000,000	1,093,022
Series 2015-GC32 AS (d)	07/10/2048	4.02%	1,000,000	1,111,613

The accompanying notes are an integral part of these consolidated financial statements.

46	| LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued)

	Maturity Date	Coupon Rate	Principal Amount	Value
MORTGAGE BACKED SECURITIES: (continued)
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-C13 A4 (d)	01/18/2046	3.99%	$513,180	$550,036
Series 2014-C22 AS	09/17/2047	4.11%	685,000	744,831
Series 2013-C10 AS	12/17/2047	3.37%	200,000	208,833
JP Morgan Mortgage Trust
Series 2016-1 A5 (a)(d)	05/25/2046	3.50%	8,387	8,389
Series 2017-1 A5 (a)(d)	01/25/2047	3.50%	40,650	40,662
Series 2017-2 A5 (a)(d)	05/25/2047	3.50%	101,933	102,304
Series 2017-3 1A5 (a)(d)	08/25/2047	3.50%	41,390	41,418
Series 2018-1 A5 (a)(d)	06/25/2048	3.50%	81,251	81,481
KKR Industrial Portfolio Trust, 2020-AIP D (1 Month LIBOR USD + 2.030%) (a)(c)	03/16/2037	2.19%	289,262	287,087
Merit, 2020-HILL A (1 Month LIBOR USD + 1.150%) (a)(c)	08/17/2037	1.31%	1,350,000	1,352,570
Natixis Commercial Mortgage Securities Trust, 2018-285M A (a)(d)	11/15/2032	3.79%	1,000,000	1,029,866
Sequoia Mortgage Trust
Series 2018-3 A4 (a)(d)	03/25/2048	3.50%	277,101	277,292
Series 2020-1 A4 (a)(d)	02/25/2050	3.50%	346,704	349,907
Series 2020-2 A4 (a)(d)	03/25/2050	3.50%	636,822	647,796
UBS Commercial Mortgage Trust, 2012-C1 A3	05/12/2045	3.40%	1,009,921	1,029,386
Wells Fargo Commercial Mortgage Trust
Series 2012-LC5 AS	10/17/2045	3.54%	165,000	171,313
Series 2015-NXS2 A-4	07/17/2058	3.50%	1,000,000	1,087,664
WFRBS Commercial Mortgage Trust
Series 2013-C13 AS	05/17/2045	3.35%	165,000	173,239
Series 2013-C14 A5	06/15/2046	3.34%	185,000	195,507
Series 2014-C24 A5	11/18/2047	3.61%	1,000,000	1,093,515
Series 2013-C12 AS	03/17/2048	3.56%	780,000	816,465
TOTAL MORTGAGE BACKED SECURITIES (Cost $25,315,780)				25,737,497

MUNICIPAL BONDS: 1.51%
City of Arlington TX	08/15/2025	0.71%	620,000	623,800
City of El Paso TX Water & Sewer Revenue	03/01/2025	0.77%	680,000	683,849
City of Sacramento CA Water Revenue	09/01/2023	1.61%	555,000	568,864
Pennsylvania State University	09/01/2023	1.35%	940,000	959,110
San Diego County Water Authority	05/01/2025	0.74%	205,000	207,044
State of Wisconsin	05/01/2026	2.10%	780,000	831,886
TOTAL MUNICIPAL BONDS (Cost $3,780,000)				3,874,553

U.S. GOVERNMENT AGENCY ISSUES: 9.48%
Federal Farm Credit Banks	08/14/2023	1.60%	2,270,000	2,351,140
Federal Home Loan Banks	06/10/2022	2.13%	2,620,000	2,695,619
Federal Home Loan Banks	06/10/2022	2.75%	3,180,000	3,300,270
Federal Home Loan Banks	12/09/2022	3.00%	4,500,000	4,751,810
Federal Home Loan Mortgage Corp.	07/08/2022	0.32%	1,470,000	1,470,010
Federal Home Loan Mortgage Corp.	07/20/2023	0.41%	1,470,000	1,472,134
Federal Home Loan Mortgage Corp.	08/24/2023	0.25%	1,700,000	1,703,351
Federal Home Loan Mortgage Corp.	09/08/2023	0.25%	535,000	536,039
Federal National Mortgage Association	09/06/2022	1.38%	2,310,000	2,359,155
Federal National Mortgage Association	07/10/2023	0.25%	2,000,000	2,004,776
Federal National Mortgage Association	08/25/2025	0.38%	1,630,000	1,629,643
TOTAL U.S. GOVERNMENT AGENCY ISSUES (Cost $23,704,150)				24,273,947

U.S. GOVERNMENT NOTES: 25.34%
United States Treasury Note	03/31/2022	1.88%	3,160,000	3,229,125
United States Treasury Note	11/30/2022	0.13%	770,000	770,090
United States Treasury Note	01/31/2023	2.38%	5,360,000	5,609,575
United States Treasury Note	03/31/2023	1.50%	180,000	185,484

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Schedule of Investments (continued) |	47

	Maturity Date	Coupon Rate	Principal Amount	Value
U.S. GOVERNMENT NOTES: (continued)
United States Treasury Note	05/15/2023	1.75%	$2,260,000	$2,345,986
United States Treasury Note	06/30/2023	2.63%	3,250,000	3,450,078
United States Treasury Note	09/30/2023	2.88%	1,230,000	1,321,337
United States Treasury Note	02/15/2024	2.75%	3,155,000	3,408,016
United States Treasury Note	03/31/2024	2.13%	1,815,000	1,928,367
United States Treasury Note	05/15/2024	2.50%	1,885,000	2,031,235
United States Treasury Note	06/30/2024	2.00%	10,025,000	10,651,954
United States Treasury Note	09/30/2024	1.50%	9,730,000	10,188,754
United States Treasury Note	01/31/2025	1.38%	1,090,000	1,139,050
United States Treasury Note	02/15/2025	7.63%	900,000	1,171,442
United States Treasury Note	03/31/2025	2.63%	1,400,000	1,538,141
United States Treasury Note	05/15/2025	2.13%	4,335,000	4,678,752
United States Treasury Note	05/31/2025	0.25%	1,990,000	1,986,191
United States Treasury Note	07/31/2025	0.25%	5,445,000	5,429,048
United States Treasury Note	10/31/2025	0.25%	3,860,000	3,843,414
TOTAL U.S. GOVERNMENT NOTES (Cost $63,520,993)				64,906,039

SHORT TERM INVESTMENTS: 6.89%
CORPORATE BOND: 0.28%
Insurance: 0.28%
Berkshire Hathaway, Inc.	03/15/2021	2.20%	710,000	711,538
TOTAL CORPORATE BOND (Cost $709,486)				711,538

MONEY MARKET FUND: 6.61%			Shares
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (e)			16,924,215	16,924,215
TOTAL MONEY MARKET FUND (Cost $16,924,215)				16,924,215
TOTAL SHORT TERM INVESTMENTS (Cost $17,633,701)				17,635,753

TOTAL INVESTMENTS (Cost $214,271,271): 85.35%				218,600,599
Other Assets in Excess of Liabilities: 14.65% (f)				37,516,434
TOTAL NET ASSETS: 100.00%				$256,117,033

(a)	Security as defined in Rule 144A under the Securities Act of 1933 and determined to be liquid. Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers. At December 31, 2020, the value of these securities total $29,733,529 which represents 11.61% of total net assets.
(b)	Foreign issued security.
(c)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of December 31, 2020.
(d)	Variable rate security. The coupon is based on an underlying pool of loans. The rate reported is the rate in effect as of December 31, 2020.
(e)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(f)	Includes assets pledged as collateral and deposits with broker for derivative contracts. See Note 2. At December 31, 2020, the value of these assets totals $29,119,302.

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
SOFR	Secured Overnight Financing Rate

The accompanying notes are an integral part of these consolidated financial statements.

48	| LoCorr Market Trend Fund - Consolidated Schedule of Open Forward Currency Contracts

LoCorr Market Trend Fund

Consolidated Schedule of Open Forward Currency Contracts(a)

December 31, 2020

			Currency to be Received		Currency to be Delivered
	Notional Amount	Forward Settlement Date	Curr Abbr.	U.S. $ Notional Amount at December 31, 2020	Curr Abbr.	U.S. $ Notional Amount on Origination Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
	$35,104,572	03/19/2021	AUD	$36,176,933	USD	$35,104,572	$1,072,361	$–
	17,191,654	03/19/2021	CAD	17,260,333	USD	17,191,654	68,679	–
	46,224,463	03/19/2021	CHF	46,371,682	USD	46,224,463	147,219	–
	62,288,196	03/19/2021	EUR	62,814,679	USD	62,288,196	526,483	–
	54,806,092	03/19/2021	GBP	55,773,398	USD	54,806,092	967,306	–
	114,836,061	03/19/2021	JPY	115,809,292	USD	114,836,061	973,231	–
	15,272,954	03/19/2021	MXN	15,174,372	USD	15,272,954	–	(98,582)
	23,091,516	03/19/2021	NZD	23,519,471	USD	23,091,516	427,955	–
Total Purchase Contracts				372,900,160		368,815,508	4,183,234	(98,582)

Sale Contracts:
$8,945,270	03/19/2021	USD	$9,106,913	AUD	$8,945,270	$–	$(161,643)
1,310,535	03/19/2021	USD	1,317,745	CAD	1,310,535	–	(7,210)
2,328,129	03/19/2021	USD	2,324,415	CHF	2,328,129	3,714	–
20,024,189	03/19/2021	USD	19,977,922	EUR	20,024,189	46,267	–
27,935,331	03/19/2021	USD	28,511,269	GBP	27,935,331	–	(575,938)
74,864,104	03/19/2021	USD	74,960,232	JPY	74,864,104	–	(96,128)
475,569	03/19/2021	USD	476,313	MXN	475,569	–	(744)
689,879	03/19/2021	USD	693,104	NZD	689,879	–	(3,225)
Total Sale Contracts			137,367,913		136,573,006	49,981	(844,888)
Net Forward Currency Contracts			$235,532,247		$232,242,502	$4,233,215	$(943,470)
Net Unrealized Appreciation						$3,289,745

Currency Abbreviations:

AUD	AUSTRALIAN DOLLAR
CAD	CANADIAN DOLLAR
CHF	SWISS FRANC
EUR	EURO
GBP	BRITISH POUND
JPY	JAPANESE YEN
MXN	MEXICAN PESO
NZD	NEW ZEALAND DOLLAR
USD	U.S. DOLLAR

(a)	Bank of America Merrill Lynch is the counterparty for all open forward currency exchange contracts held by the Fund as of December 31, 2020.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Schedule of Open Futures Contracts |	49

LoCorr Market Trend Fund

Consolidated Schedule of Open Futures Contracts

December 31, 2020

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Notional Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)
Purchase Contracts:
3 Mo Euro Euribor	873	Jun-22	$268,076,600	$268,116,506	$–	$(39,906)
90 Day Euro	1,697	Jun-22	423,443,925	423,351,284	92,641	–
90 Day Sterling	1,263	Dec-21	216,034,815	215,831,956	202,859	–
Aluminum (a)(b)	145	Mar-21	7,168,438	6,666,601	501,837	–
Australian 10 Yr Bond	236	Mar-21	26,787,682	26,660,780	126,902	–
CAC 40 10 Euro Index	122	Jan-21	8,259,819	8,295,725	–	(35,906)
Canadian 10 Yr Bond	555	Mar-21	65,009,427	64,815,989	193,438	–
Cocoa (a)	46	Mar-21	1,092,662	1,036,729	55,933	–
Coffee (a)	89	Mar-21	4,280,344	4,198,044	82,300	–
Copper (a)(b)	117	Mar-21	22,717,744	19,965,518	2,752,226	–
Corn (a)	413	Mar-21	9,994,600	8,510,458	1,484,142	–
Cotton No.2 (a)	76	Mar-21	2,968,560	2,688,978	279,582	–
DAX Index	20	Mar-21	8,396,350	8,431,326	–	(34,976)
Dow Jones Industrial Average Mini E-Cbot Index	119	Mar-21	18,145,715	17,830,341	315,374	–
Euro-Bobl	621	Mar-21	102,552,964	102,510,687	42,277	–
Euro-Bund	221	Mar-21	47,959,784	47,794,065	165,719	–
Euro-Schatz	621	Mar-21	85,176,314	85,216,051	–	(39,737)
Euro-Stoxx 50 Index	152	Mar-21	6,591,984	6,635,509	–	(43,525)
FTSE 100 Index	51	Mar-21	4,477,477	4,589,727	–	(112,250)
Gasoline RBOB (a)	89	Feb-21	5,270,954	5,081,385	189,569	–
Gold (a)	56	Feb-21	10,612,560	10,567,620	44,940	–
Hang Seng Index	43	Jan-21	7,548,691	7,373,338	175,353	–
Hard Red Wheat (a)	162	Mar-21	4,888,350	4,585,421	302,929	–
Long Gilt	342	Mar-21	63,390,148	62,908,633	481,515	–
Nasdaq 100 E-Mini Index	28	Mar-21	7,215,880	7,155,391	60,489	–
Nikkei 225 Index	94	Mar-21	24,980,485	24,146,881	833,604	–
Russell 2000 Mini Index	142	Mar-21	14,021,080	13,999,642	21,438	–
S&P 500 E-Mini Index	79	Mar-21	14,807,760	14,573,662	234,098	–
Silver (a)	66	Mar-21	8,715,960	8,324,709	391,251	–
Soybean (a)	211	Mar-21	13,831,047	11,103,512	2,727,535	–
Soybean Meal (a)	101	Mar-21	4,336,940	3,962,790	374,150	–
Soybean Oil (a)	89	Mar-21	2,264,160	2,013,177	250,983	–
Sugar (a)	211	Mar-21	3,660,597	3,202,510	458,087	–
Tokyo Price Index	134	Mar-21	23,418,043	22,881,087	536,956	–
U.S. 10 Yr Note	58	Mar-21	8,008,531	7,995,839	12,692	–
U.S. 2 Yr Note	982	Mar-21	216,998,984	216,801,346	197,638	–
U.S. 5 Yr Note	1,598	Mar-21	201,610,173	201,152,139	458,034	–
Wheat (a)	178	Mar-21	5,700,450	5,353,827	346,623	–
Zinc (a)(b)	81	Mar-21	5,567,393	5,301,585	265,808	–
Total Purchase Contracts					14,658,922	(306,300)
Sale Contracts:
10 Yr Mini JGB	(14)	Mar-21	$2,058,748	$2,061,364	$2,616	$–
Aluminum (a)(b)	(13)	Mar-21	642,688	623,741	–	(18,947)
Brent Crude (a)	(3)	Mar-21	155,400	153,196	–	(2,204)
Copper (a)(b)	(54)	Mar-21	10,485,113	10,466,393	–	(18,720)
Dollar	(76)	Mar-21	6,831,944	6,868,247	36,303	–
Heating Oil (a)	(3)	Feb-21	186,984	190,166	3,182	–
Japanese 10 Yr Bond	(60)	Mar-21	88,278,534	88,341,418	62,884	–
Low Sulphur Gasoil (a)	(15)	Feb-21	634,500	648,307	13,807	–
Natural Gas (a)	(243)	Feb-21	6,169,770	6,470,441	300,671	–
U.S. Long Bond	(104)	Mar-21	18,011,500	17,980,247	–	(31,253)
WTI Crude (a)	(56)	Feb-21	2,717,120	2,636,972	–	(80,148)
Zinc (a)(b)	(5)	Mar-21	343,666	336,824	–	(6,842)
Total Sale Contracts					$419,463	$(158,114)
Total Futures Contracts					$15,078,385	$(464,414)
Net Unrealized Appreciation					$14,613,971

(a)	Contract held by LCMT Fund Limited.
(b)	London Metal Exchange (‘’LME’’) futures contracts settle on their respective maturity date. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

The accompanying notes are an integral part of these consolidated financial statements.

50	| LoCorr Dynamic Equity Fund - Schedule of Investments

LoCorr Dynamic Equity Fund

Composition of Investment Portfolio1

December 31, 2020 (Unaudited)

Money Market Fund
12.18%
Real Estate Investment Trusts
4.34%
Preferred Stock
0.14%
Common Stocks
83.34%

[1]	As a percentage of total investments.

Schedule of Investments

December 31, 2020

	Shares	Value
COMMON STOCKS: 74.93%
Advertising: 0.22%
Fluent, Inc. (a)	5,872	$31,180
Marchex, Inc. (a)	4,862	9,530
		40,710
Aerospace & Defense: 0.14%
Dassault Aviation SA (a)(b)	4	4,383
Howmet Aerospace, Inc.	767	21,890
		26,273
Agriculture: 1.82%
Philip Morris International, Inc.	271	22,436
Turning Point Brands, Inc.	6,893	307,152
		329,588
Airlines: 3.97%
Allegiant Travel Co.	3,510	664,232
SkyWest, Inc.	1,308	52,726
		716,958
Apparel: 0.42%
ASICS Corp. (b)	900	17,258
Hanesbrands, Inc.	3,978	58,000
		75,258
Auto Manufacturers: 0.47%
Honda Motor Co. Ltd. (b)	600	16,721
Mazda Motor Corp. (b)	3,000	20,105
Renault SA (a)(b)	529	23,110
Tesla Motors, Inc. (a)	36	25,404
		85,340
Auto Parts & Equipment: 0.55%
Cooper-Standard Holdings, Inc. (a)	569	19,727
Goodyear Tire & Rubber Co./The	1,330	14,510
NGK Spark Plug Co. Ltd. (b)	1,100	18,782
Nifco, Inc. (b)	300	11,752
Superior Industries International, Inc. (a)	3,884	15,886
Titan Machinery, Inc.	3,982	19,353
		100,010

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued) |	51

	Shares	Value
COMMON STOCKS: (continued)
Banks: 4.87%
Chiba Bank Ltd./The (b)	3,400	$18,703
Citizens Financial Group, Inc.	620	22,171
Deutsche Bank AG (a)(b)	1,215	13,283
Flagstar Bancorp, Inc.	548	22,337
Fukuoka Financial Group, Inc. (b)	1,000	17,752
Israel Discount Bank Ltd. (b)	1,711	6,581
Mediobanca Banca di Credito Finanziario SpA (a)(b)	957	8,815
Raiffeisen Bank International AG (a)(b)	275	5,604
Wells Fargo & Co.	25,327	764,369
		879,615
Beverages: 0.23%
Brown-Forman Corp.	52	4,130
Fevertree Drinks PLC (b)	628	21,702
Vitasoy International Holdings Ltd. (b)	4,000	15,582
		41,414
Biotechnology: 1.40%
Argenx SE (a)(b)	74	21,877
Avid Bioservices, Inc. (a)	1,791	20,668
Biogen, Inc. (a)	80	19,589
CytomX Therapeutics, Inc. (a)	2,699	17,678
Genmab A/S (a)(b)	55	22,235
GlycoMimetics, Inc. (a)	5,507	20,706
Incyte Corp. (a)	148	12,873
Ionis Pharmaceuticals, Inc.(a)	390	22,051
MorphoSys AG (a)(b)	55	6,304
Otonomy, Inc. (a)	3,967	25,667
Precision BioSciences, Inc.(a)	99	826
Sangamo Therapeutics, Inc.(a)	146	2,278
Strongbridge Biopharma PLC (a)(b)	7,982	19,396
Sutro Biopharma, Inc.(a)	989	21,471
Synlogic, Inc.(a)	8,644	18,671
		252,290
Building Materials: 0.79%
AGC, Inc. (b)	500	17,433
Boise Cascade Co.	448	21,414
Carrier Global Corp.	583	21,991
LIXIL Group Corp. (b)	900	19,472
Louisiana-Pacific Corp.	611	22,711
Taiheiyo Cement Corp. (b)	700	17,484
Xinyi Glass Holdings Ltd. (b)	8,000	22,341
		142,846
Chemicals: 0.90%
Akzo Nobel NV (b)	214	22,969
Denka Co. Ltd. (b)	600	23,418
Evonik Industries AG (b)	147	4,791
K+S AG (b)	428	4,072
LANXESS AG (b)	305	23,384
Mitsubishi Gas Chemical Co., Inc. (b)	1,000	22,943
Mitsui Chemicals, Inc. (b)	700	20,508
RPM International, Inc.	220	19,972
Sumitomo Chemical Co. Ltd. (b)	5,000	20,096
		162,153
Commercial Services: 5.24%
AMERCO	20	9,079
AMN Healthcare Services, Inc. (a)	862	58,832
Ashtead Group PLC (b)	456	21,439
Gartner, Inc. (a)	127	20,344
Hill International, Inc. (a)	10,352	19,876
Insperity, Inc.	7,323	596,239
MoneyGram International, Inc. (a)	1,958	10,700
Nielsen Holdings PLC (b)	4,036	84,231
Persol Holdings Co. Ltd. (b)	1,200	21,628
Rollins, Inc.	491	19,183
Sabre Corp.	5,811	69,848
TechnoPro Holdings, Inc. (b)	200	16,561
		947,960

The accompanying notes are an integral part of these financial statements.

52	| LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Computers: 0.47%
Bechtle AG (b)	92	$20,051
HP, Inc.	764	18,787
Logitech International SA (b)	212	20,575
NTT Data Corp. (b)	300	4,099
Zscaler, Inc. (a)	105	20,969
		84,481
Cosmetics & Personal Care: 1.09%
Coty, Inc.	25,349	177,950
Procter & Gamble Company/The	139	19,340
		197,290
Distribution & Wholesale: 0.45%
Bunzl PLC (b)	686	22,918
Mitsubishi Corp. (b)	400	9,843
Rexel SA (a)(b)	1,326	20,889
Sumitomo Corp. (b)	1,500	19,837
Toyota Tsusho Corp. (b)	200	8,067
		81,554
Diversified Financial Services: 9.45%
Ally Financial, Inc.	3,361	119,853
Capital One Financial Corp.	4,621	456,786
Credit Acceptance Corp. (a)	2,808	971,961
Hargreaves Lansdown PLC (b)	1,080	22,523
LendingTree, Inc. (a)	426	116,634
Silvercrest Asset Management Group, Inc.	1,458	20,252
		1,708,009
Electric: 0.70%
Ameren Corp.	249	19,437
Contact Energy Ltd. (b)	779	4,994
DTE Energy Co.	156	18,940
Entergy Corp.	196	19,569
IDACORP, Inc.	43	4,129
OGE Energy Corp.	623	19,849
Vistra Energy Corp.	1,135	22,314
Xcel Energy, Inc.	266	17,734
		126,966
Electrical Components & Equipment: 0.35%
Brother Industries Ltd. (b)	300	6,177
Legrand SA (b)	265	23,633
Signify NV (a)(b)	512	21,598
Ultralife Corp. (a)	1,733	11,212
		62,620
Electronics: 0.49%
Anritsu Corp. (b)	800	17,851
Atkore International Group, Inc. (a)	103	4,234
Fortive Corp.	276	19,546
Mettler-Toledo International, Inc. (a)	16	18,235
TTM Technologies, Inc. (a)	652	8,994
Yokogawa Electric Corp. (b)	1,000	19,893
		88,753
Engineering & Construction: 9.25%
Frontdoor, Inc. (a)	14,113	708,614
MasTec, Inc. (a)	13,560	924,521
NWS Holdings Ltd. (b)	21,000	19,476
Singapore Technologies Engineering Ltd. (b)	6,700	19,366
		1,671,977
Entertainment: 0.77%
Cinemark Holdings, Inc.	3,615	62,937
Red Rock Resorts, Inc.	3,038	76,072
		139,009
Environmental Control: 0.11%
Kurita Water Industries Ltd. (b)	500	19,103

Food: 1.61%
Associated British Foods PLC (a)(b)	639	19,784
Carrefour SA (b)	1,280	21,939
Chocoladefabriken Lindt & Spruengli AG (b)	2	19,496
Colruyt (b)	358	21,198

The accompanying notes are an integral part of these consoidated financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued) | |	53

	Shares	Value
COMMON STOCKS: (continued)
HelloFresh SE (a)(b)	330	$25,479
ICA Gruppen AB (b)	288	14,383
J Sainsbury PLC (b)	7,159	22,076
Kerry Group PLC (b)	4	579
Koninklijke Ahold Delhaize NV (b)	767	21,654
Lamb Weston Holdings, Inc.	256	20,158
Orkla ASA (b)	1,987	20,161
Salmar ASA (b)	356	20,909
Sysco Corp.	310	23,021
Tate & Lyle PLC (b)	2,379	21,940
WH Group Ltd. (b)	22,000	18,446
		291,223
Gas: 0.57%
Centrica PLC (a)(b)	33,258	21,194
Enagas SA (b)	935	20,520
Italgas SpA (b)	3,138	19,934
NiSource, Inc.	866	19,866
UGI Corp.	613	21,431
		102,945
Hand & Machine Tools: 0.08%
Techtronic Industries Co. Ltd. (b)	1,000	14,266

Healthcare-Products: 1.26%
Avantor, Inc. (a)	710	19,986
Conformis, Inc. (a)	30,286	19,989
DiaSorin SpA (b)	96	19,949
Fisher & Paykel Healthcare Corp. Ltd. (b)	175	4,151
Getinge AB (b)	898	20,967
IDEXX Laboratories, Inc. (a)	49	24,494
Insulet Corp. (a)	87	22,240
Lifco AB (b)	194	18,604
Novocure Ltd. (a)(b)	128	22,149
NuVasive, Inc. (a)	343	19,321
QIAGEN NV (a)(b)	412	21,366
Sonova Holding AG (b)	55	14,289
		227,505
Healthcare-Services: 0.11%
Fresenius Medical Care AG & Co. KGaA (b)	243	20,246

Holding Companies - Divers: 0.09%
Swire Pacific Ltd. (b)	3,000	16,640

Home Furnishings: 0.11%
Sonos, Inc. (a)	871	20,373

Household Products/Wares: 0.04%
Church & Dwight Co., Inc.	90	7,851

Insurance: 2.03%
Fidelity National Financial, Inc.	2,972	116,176
First American Financial Corp.	398	20,549
M&G PLC (b)	8,279	22,411
Old Republic International Corp.	5,477	107,952
Sompo Holdings, Inc. (b)	500	20,207
Stewart Information Services Corp.	462	22,342
T&D Holdings, Inc. (b)	1,900	22,394
Tryg A/S (b)	464	14,630
W R Berkley Corp.	296	19,660
		366,321
Internet: 2.36%
Adevinta ASA (a)(b)	1,306	21,934
Amazon.com, Inc. (a)	18	58,625
ASOS PLC (a)(b)	333	21,781
Auto Trader Group PLC (b)	2,780	22,658
GoDaddy, Inc. (a)	134	11,115
Leaf Group Ltd. (a)	4,307	20,028
Pinterest, Inc. (a)	2,485	163,761
Snap, Inc. (a)	84	4,206

The accompanying notes are an integral part of these financial statements.

54	| LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
VeriSign, Inc. (a)	108	$23,371
Wayfair, Inc. (a)	75	16,936
Wix.com Ltd. (a)(b)	77	19,247
Yelp, Inc. (a)	693	22,640
ZOZO, Inc. (b)	800	19,749
		426,051
Investment Companies: 0.13%
Kinnevik AB (a)(b)	465	23,483

Iron & Steel: 0.13%
Evraz PLC (b)	3,713	23,946

Leisure Time: 0.10%
Yamaha Motor Co. Ltd. (b)	900	18,339

Lodging: 0.71%
Wynn Resorts Ltd.	1,132	127,724

Machinery-Construction & Mining: 0.13%
Epiroc AB (b)	1,359	22,959

Machinery-Diversified: 1.17%
Amada Holdings Co. Ltd. (b)	2,100	23,043
Bucher Industries AG (b)	45	20,617
CNH Industrial NV (a)(b)	1,766	22,275
Ebara Corp. (b)	600	19,583
GEA Group AG (b)	528	18,886
KION Group AG (b)	250	21,733
Valmet Oyj (b)	751	21,432
Welbilt, Inc. (a)	4,832	63,782
		211,351
Media: 5.37%
Altice USA, Inc. (a)	571	21,624
DISH Network Corp. (a)	4,324	139,838
News Corporation	1,272	22,858
Nexstar Broadcasting Group, Inc.	6,794	741,837
Pearson PLC (b)	2,419	22,507
ProSiebenSat.1 Media SE (a)(b)	1,314	22,080
		970,744
Metal Fabricate/Hardware: 0.11%
NSK Ltd. (b)	2,200	19,091

Mining: 0.45%
Barrick Gold Corp. (b)	2,493	56,790
Boliden AB (b)	673	23,836
		80,626
Miscellaneous Manufacturing: 0.24%
Hexpol AB (b)	1,897	20,290
Knorr-Bremse (b)	170	23,193
		43,483
Oil & Gas: 0.32%
Apache Corp.	4,087	57,995

Packaging & Containers: 0.11%
Sealed Air Corp.	441	20,193

Pharmaceuticals: 3.10%
Aclaris Therapeutics, Inc. (a)	3,773	24,411
Alfresa Holdings Corp. (b)	900	16,465
Alkermes PLC (a)(b)	1,080	21,546
Chimerix, Inc. (a)	4,377	21,141
Elanco Animal Health, Inc. (a)	3,798	116,485
Great Elm Group, Inc. (a)	7,432	20,364
Hikma Pharmaceuticals PLC (b)	636	21,900
Ipsen SA (b)	238	19,742
Ironwood Pharmaceuticals, Inc. (a)	1,668	18,998
Jazz Pharmaceuticals PLC (a)(b)	141	23,272
Nature’s Sunshine Products, Inc. (a)	1,409	21,065

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Investments (continued) |	55

	Shares	Value
COMMON STOCKS: (continued)
Ono Pharmaceutical Co. Ltd. (b)	700	$21,070
Protagonist Therapeutics, Inc. (a)	410	8,266
SIGA Technologies, Inc. (a)	2,819	20,494
Viatris, Inc. (a)	9,853	184,645
		559,864
Private Equity: 0.22%
Intermediate Capital Group PLC (b)	860	20,299
KKR & Co., Inc.	482	19,516
		39,815
Real Estate: 0.11%
Grainger PLC (b)	5,141	19,938

Retail: 3.14%
At Home Group, Inc. (a)	1,200	18,552
AutoZone, Inc. (a)	17	20,152
Bassett Furniture Industries, Inc.	1,213	24,357
Costco Wholesale Corp.	2	754
Grafton Group PLC (a)(b)	1,778	22,430
Jack in the Box, Inc.	637	59,114
JD Sports Fashion PLC (a)(b)	1,950	22,933
Kingfisher PLC (a)(b)	5,543	20,496
K’s Holdings Corp. (b)	1,600	22,252
Lowe’s Cos, Inc.	131	21,027
O’Reilly Automotive, Inc. (a)	43	19,461
Signet Jewelers Ltd. (b)	2,135	58,221
Sundrug Co. Ltd. (b)	400	15,960
Ulta Beauty, Inc. (a)	670	192,397
Waitr Holdings, Inc. (a)	3,071	8,537
Welcia Holdings Co. Ltd. (b)	500	18,861
Yamada Holdings Co. Ltd. (b)	4,100	21,760
		567,264
Semiconductors: 0.17%
EMCORE Corp. (a)	4,882	26,607
Renesas Electronics Corp. (a)(b)	400	4,180
		30,787
Software: 3.05%
Autodesk, Inc. (a)	79	24,122
Castlight Health, Inc. (a)	16,166	21,016
Dropbox, Inc. (a)	993	22,035
Micro Focus International PLC (a)(b)	3,333	19,330
Microsoft Corp.	264	58,719
NextGen Healthcare, Inc. (a)	1,043	19,024
Sailpoint Technologies Holdings, Inc. (a)	1,195	63,622
salesforce.com, Inc. (a)	630	140,194
Take-Two Interactive Software, Inc. (a)	817	169,764
Ubisoft Entertainment SA (a)(b)	141	13,580
		551,406
Telecommunications: 2.11%
AT&T, Inc.	4,982	143,282
Calix, Inc. (a)	783	23,302
Corning, Inc.	540	19,440
NETGEAR, Inc. (a)	518	21,046
NetLink NBN Trust (b)	27,400	20,007
Nippon Telegraph & Telephone Corp. (b)	900	23,059
SES SA (b)	2,125	20,031
Spok Holdings, Inc.	1,977	22,004
Tele2 AB (b)	1,534	20,248
Vonage Holdings Corp. (a)	5,413	69,693
		382,112
Textiles: 0.69%
Mohawk Industries, Inc. (a)	746	105,149
Teijin Ltd. (b)	1,000	18,788
		123,937
Transportation: 0.96%
Canadian National Railway Co. (b)	160	17,590
Daseke, Inc. (a)	3,173	18,435
Mitsui OSK Lines Ltd. (b)	700	21,355
Nippon Express Co. Ltd. (b)	300	20,135

The accompanying notes are an integral part of these financial statements.

56	| LoCorr Dynamic Equity Fund – Schedule of Investments (continued)

	Shares	Value
COMMON STOCKS: (continued)
Poste Italiane SpA (b)	2,108	$21,426
Radiant Logistics, Inc. (a)	3,380	19,604
Royal Mail PLC (a)(b)	5,059	23,363
Yamato Holdings Co. Ltd. (b)	700	17,836
YRC Worldwide, Inc. (a)	3,225	14,287
		174,031
TOTAL COMMON STOCKS (Cost $10,905,911)		13,542,686

PREFERRED STOCK: 0.13%
Auto Manufacturers: 0.13%
Porsche Automobil Holding SE (b)	333	22,944
TOTAL PREFERRED STOCK (Cost $18,382)		22,944

REAL ESTATE INVESTMENT TRUSTS: 3.90%
American Tower Corp.	855	191,913
CareTrust, Inc.	944	20,938
Equity LifeStyle Properties, Inc.	344	21,796
Japan Logistics Fund, Inc. (b)	7	20,643
Kimco Realty Corp.	4,915	73,774
Park Hotels & Resorts, Inc.	6,115	104,872
Regency Centers Corp.	1,286	58,629
SBA Communications Corp.	678	191,284
VEREIT, Inc.	547	20,656
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $689,727)		704,505

SHORT TERM INVESTMENT: 10.95%
MONEY MARKET FUND: 10.95%
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (c)	1,978,951	1,978,951
TOTAL MONEY MARKET FUND (Cost $1,978,951)		1,978,951
TOTAL SHORT TERM INVESTMENT (Cost $1,978,951)		1,978,951

TOTAL INVESTMENTS (Cost $13,592,971): 89.91%		16,249,086
Other Assets in Excess of Liabilities: 10.09% (d)		1,823,449
TOTAL NET ASSETS: 100.00%		$18,072,535

(a)	Non-dividend income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(d)	Includes assets pledged as collateral and deposits with broker for securities sold short and derivative instruments. At December 31, 2020, the value of these assets total $7,238,949. See Note 2.

PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short |	57

LoCorr Dynamic Equity Fund
Schedule of Securities Sold Short
December 31, 2020

	Shares	Value
COMMON STOCKS: (30.89)% Advertising: (0.12)% National CineMedia, Inc.	(5,751)	$(21,394)

Aerospace & Defense: (0.57)%
Boeing Co.	(272)	(58,224)
General Dynamics Corp.	(129)	(19,198)
Hexcel Corp.	(84)	(4,073)
Safran SA (a)(b)	(158)	(22,381)
		(103,876)
Airlines: (0.86)%
American Airlines Group, Inc.	(2,414)	(38,069)
Spirit Airlines, Inc. (a)	(2,417)	(59,096)
United Continental Holdings, Inc. (a)	(1,333)	(57,652)
		(154,817)
Apparel: (0.84)%
Adidas AG (a)(b)	(65)	(23,655)
Gildan Activewear, Inc. (a)(b)	(800)	(22,368)
Hermes International (b)	(18)	(19,342)
LVMH Moet Hennessy Louis Vuitton SE (b)	(17)	(10,610)
NIKE, Inc.	(167)	(23,625)
Oxford Industries, Inc.	(347)	(22,732)
PVH Corp.	(319)	(29,951)
		(152,283)
Auto Manufacturers: (0.37)%
Blue Bird Corp. (a)	(1,233)	(22,515)
Ferrari NV (b)	(91)	(20,972)
Volvo AB (a)(b)	(989)	(23,296)
		(66,783)
Auto Parts & Equipment: (0.40)%
American Axle & Manufacturing Holdings, Inc. (a)	(1,523)	(12,702)
Aptiv PLC (b)	(189)	(24,625)
Bridgestone Corp. (b)	(400)	(13,109)
Continental AG (b)	(150)	(22,219)
		(72,655)
Banks: (0.99)%
CB Financial Services, Inc.	(681)	(13,627)
Comerica, Inc.	(226)	(12,624)
Goldman Sachs Group, Inc.	(79)	(20,833)
Hang Seng Bank Ltd. (b)	(1,200)	(20,695)
HSBC Holdings PLC (a)(b)	(4,295)	(22,251)
Lloyds Banking Group PLC (a)(b)	(47,093)	(23,467)
Oversea-Chinese Banking Corp. Ltd. (b)	(700)	(5,328)
Riverview Financial Corp.	(796)	(7,283)
Sumitomo Mitsui Financial Group, Inc. (b)	(600)	(18,525)
UniCredit SpA (a)(b)	(2,248)	(21,003)
Zions Bancorporation	(287)	(12,467)
		(178,103)
Beverages: (0.71)%
Anheuser-Busch InBev SA/NV (b)	(311)	(21,660)
Britvic PLC (b)	(404)	(4,486)
Coca-Cola Co./The	(74)	(4,058)
Diageo PLC (b)	(576)	(22,669)
Heineken Holding NV (b)	(108)	(10,166)
Heineken NV (b)	(209)	(23,291)
Molson Coors Beverage Co.	(429)	(19,387)
Pernod Ricard SA (b)	(118)	(22,603)
		(128,320)

The accompanying notes are an integral part of these financial statements.

58	| LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Biotechnology: (1.33)%
ADMA Biologics, Inc. (a)	(10,572)	$(20,615)
Arrowhead Pharmaceuticals, Inc. (a)	(50)	(3,837)
Axsome Therapeutics, Inc. (a)	(267)	(21,752)
ChemoCentryx, Inc. (a)	(342)	(21,177)
Cortexyme, Inc. (a)	(535)	(14,862)
Dynavax Technologies Corp. (a)	(4,009)	(17,840)
Fate Therapeutics, Inc. (a)	(256)	(23,278)
IGM Biosciences, Inc. (a)	(276)	(24,368)
Insmed, Inc. (a)	(249)	(8,289)
Iovance Biotherapeutics, Inc. (a)	(421)	(19,534)
Karuna Therapeutics, Inc. (a)	(198)	(20,115)
TG Therapeutics, Inc. (a)	(458)	(23,825)
VolitionRX Ltd. (a)	(5,216)	(20,290)
		(239,782)
Building Materials: (0.88)%
Lennox International, Inc.	(184)	(50,410)
Masco Corp.	(971)	(53,337)
Simpson Manufacturing Co., Inc.	(587)	(54,855)
		(158,602)
Chemicals: (1.21)%
Air Liquide SA (b)	(118)	(19,353)
Albemarle Corp.	(141)	(20,800)
BASF SE (b)	(297)	(23,482)
Croda International PLC (b)	(272)	(24,535)
DuPont de Nemours, Inc.	(319)	(22,684)
Givaudan SA (b)	(3)	(12,640)
IMCD NV (b)	(158)	(20,122)
NOF Corp. (b)	(200)	(10,130)
OC Oerlikon Corp AG (b)	(434)	(4,486)
PPG Industries, Inc.	(158)	(22,787)
Quaker Chemical Corp.	(80)	(20,271)
Shin-Etsu Chemical Co. Ltd. (b)	(100)	(17,471)
		(218,761)
Commercial Services: (0.63)%
Adecco Group AG (b)	(353)	(23,589)
Laureate Education, Inc. (a)	(1,356)	(19,743)
Loomis AB (b)	(713)	(19,602)
Monro, Inc.	(443)	(23,612)
RELX PLC (b)	(716)	(17,551)
Secom Co. Ltd. (b)	(100)	(9,217)
		(113,314)
Computers: (0.08)%
CGI, Inc. (a)(b)	(193)	(15,312)

Cosmetics & Personal Care: (0.35)%
Essity AB (b)	(605)	(19,449)
Estee Lauder Cos., Inc./The	(14)	(3,727)
Kao Corp. (b)	(200)	(15,438)
Shiseido Co. Ltd. (b)	(300)	(20,733)
Unicharm Corp. (b)	(100)	(4,738)
		(64,085)
Distribution & Wholesale: (0.24)%
Copart, Inc. (a)	(186)	(23,669)
Watsco, Inc.	(84)	(19,030)
		(42,699)
Diversified Financial Services: (1.34)%
Associated Capital Group, Inc.	(574)	(20,159)
Athersys, Inc. (a)	(11,275)	(19,731)
Deutsche Boerse AG (b)	(117)	(19,903)
Discover Financial Services	(661)	(59,840)
Quilter PLC (b)	(10,406)	(21,858)
Raymond James Financial, Inc.	(207)	(19,804)
T Rowe Price Group, Inc.	(395)	(59,799)

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued) |	59

	Shares	Value
COMMON STOCKS: (continued)
TP ICAP PLC (b)	(6,519)	$(21,235)
		(242,329)
Electric: (0.89)%
American Electric Power Co., Inc.	(207)	(17,237)
Chugoku Electric Power Co., Inc./The (b)	(1,600)	(18,734)
Edison International	(344)	(21,610)
Iberdrola SA (b)	(1,437)	(20,539)
NextEra Energy, Inc.	(266)	(20,522)
PG&E Corp. (a)	(1,824)	(22,727)
Power Assets Holdings Ltd. (b)	(3,500)	(18,962)
Uniper SE (b)	(582)	(20,079)
		(160,410)
Electronics: (0.65)%
ABB Ltd. (b)	(731)	(20,403)
Alps Alpine Co. Ltd. (b)	(1,500)	(19,728)
Amphenol Corp.	(176)	(23,016)
Applied Optoelectronics, Inc. (a)	(2,551)	(21,709)
Hoya Corp. (b)	(100)	(13,820)
Kyocera Corp. (b)	(300)	(18,380)
		(117,056)
Energy-Alternate Sources: (0.57)%
Enphase Energy, Inc. (a)	(106)	(18,600)
John Laing Group PLC (b)	(4,633)	(21,034)
Plug Power, Inc. (a)	(1,109)	(37,606)
Vestas Wind Systems A/S (b)	(110)	(25,991)
		(103,231)
Engineering & Construction: (0.14)%
HomeServe PLC (b)	(1,320)	(18,502)
WillScot Mobile Mini Holdings Corp. (a)	(282)	(6,534)
		(25,036)
Entertainment: (0.24)%
Live Nation Entertainment, Inc. (a)	(321)	(23,587)
Vail Resorts, Inc.	(70)	(19,527)
		(43,114)
Environmental Control: (0.11)%
US Ecology, Inc.	(571)	(20,744)

Food: (0.60)%
Beyond Meat, Inc. (a)	(147)	(18,375)
HF Foods Group, Inc. (a)	(2,452)	(18,439)
Hormel Foods Corp.	(82)	(3,822)
Kraft Heinz Co.	(605)	(20,969)
MEIJI Holdings Co. Ltd. (b)	(200)	(14,062)
Metro, Inc. CN (a)(b)	(395)	(17,626)
Tesco PLC (b)	(4,856)	(15,366)
		(108,659)
Forest Products & Paper: (0.26)%
Svenska Cellulosa AB SCA (a)(b)	(1,310)	(22,816)
UPM-Kymmene Oyj (b)	(641)	(23,860)
		(46,676)
Hand & Machine Tools: (0.23)%
Kennametal, Inc.	(603)	(21,853)
MSA Safety, Inc.	(133)	(19,869)
		(41,722)
Healthcare-Products: (1.31)%
Abbott Laboratories	(202)	(22,117)
Asahi Intecc Co. Ltd.(b)	(600)	(21,878)
Axonics Modulation Technologies, Inc. (a)	(448)	(22,364)
Cooper Cos, Inc.	(20)	(7,266)
EssilorLuxottica SA (b)	(137)	(21,347)
Patterson Cos., Inc.	(709)	(21,008)
Pulse Biosciences, Inc. (a)	(12)	(286)
Thermo Fisher Scientific, Inc.	(44)	(20,494)

The accompanying notes are an integral part of these financial statements.

60	| LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
Siemens Healthineers AG (b)	(456)	$(23,386)
Smith & Nephew PLC (b)	(1,138)	(23,499)
STERIS PLC (b)	(103)	(19,523)
Sysmex Corp. (b)	(100)	(12,009)
Terumo Corp. (b)	(500)	(20,880)
		(236,057)
Healthcare-Services: (0.36)%
Catalent, Inc. (a)	(190)	(19,773)
Lonza Group AG (b)	(33)	(21,202)
Orpea (a)(b)	(178)	(23,387)
		(64,362)
Home Builders: (0.28)%
Bellway PLC (b)	(499)	(20,164)
Berkeley Group Holdings PLC (b)	(339)	(21,983)
Haseko Corp. (b)	(700)	(8,020)
		(50,167)
Home Furnishings: (0.16)%
Sharp Corp. (b)	(300)	(4,544)
Whirlpool Corporation	(135)	(24,366)
		(28,910)
Household Products/Wares: (0.16)%
Newell Brands, Inc.	(1,075)	(22,822)
Reckitt Benckiser Group Plc (b)	(70)	(6,262)
		(29,084)
Insurance: (1.22)%
American International Group, Inc.	(528)	(19,990)
Equitable Holdings, Inc.	(208)	(5,323)
HCI Group, Inc.	(370)	(19,351)
Hiscox Ltd. (a)(b)	(1,430)	(19,438)
Japan Post Holdings Co. Ltd. (b)	(2,900)	(22,547)
MBIA, Inc. (a)	(3,138)	(20,648)
Palomar Holdings, Inc. (a)	(225)	(19,989)
Progressive Corp.	(231)	(22,841)
Prudential PLC (b)	(1,312)	(24,167)
Swiss Re AG (b)	(248)	(23,346)
Zurich Insurance Group AG (b)	(55)	(23,204)
		(220,844)
Internet: (1.31)%
Delivery Hero SE (a)(b)	(162)	(25,134)
Expedia, Inc.	(288)	(38,131)
Moneysupermarket.com Group PLC (b)	(1,130)	(4,027)
Prosus NV (b)	(119)	(12,845)
Rakuten, Inc. (b)	(1,900)	(18,291)
Snap, Inc. (a)	(1,184)	(59,283)
Uber Technologies, Inc. (a)	(1,120)	(57,120)
Zillow Group, Inc. Class C (a)	(171)	(22,196)
		(237,027)
Investment Companies: (0.14)%
Melrose Industries PLC (a)(b)	(10,140)	(24,689)

Iron & Steel: (0.31)%
Commercial Metals Co.	(799)	(16,411)
Hitachi Metals Ltd. (b)	(1,300)	(19,716)
Nippon Steel Corp. (a)(b)	(1,600)	(20,578)
		(56,705)
Leisure Time: (0.77)%
Nautilus, Inc. (a)	(1,099)	(19,936)
Norwegian Cruise Line Holdings Ltd. (a)(b)	(2,333)	(59,328)
Royal Caribbean Cruises Ltd. - ADR (b)	(810)	(60,499)
		(139,763)
Lodging: (0.98)%
Hilton Worldwide Holdings, Inc.	(528)	(58,745)
Hyatt Hotels Corp.	(794)	(58,955)
Las Vegas Sands Corp.	(1,005)	(59,898)
		(177,598)
The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued) |	61

	Shares	Value
COMMON STOCKS: (continued)
Machinery-Construction & Mining: (0.46)%
Caterpillar, Inc.	(322)	$(58,610)
Metso Outotec Oyj (b)	(2,394)	(23,909)
		(82,519)
Machinery-Diversified: (0.20)%
Chart Industries, Inc. (a)	(209)	(24,618)
Daifuku Co. Ltd. (b)	(100)	(12,358)
		(36,976)
Media: (0.38)%
Comcast Corp.	(383)	(20,069)
Discovery, Inc. (a)	(816)	(24,553)
ViacomCBS, Inc.	(639)	(23,809)
		(68,431)
Mining: (0.29)%
Glencore PLC (a)(b)	(7,212)	(22,979)
Livent Corp. (a)	(491)	(9,250)
McEwen Mining, Inc. (a)	(19,777)	(19,480)
		(51,709)
Miscellaneous Manufacturing: (0.50)%
A.O. Smith Corp.	(531)	(29,109)
Aalberts NV (b)	(463)	(20,623)
JSR Corp. (b)	(200)	(5,567)
LiqTech International, Inc. (a)	(2,336)	(18,688)
Toshiba Corp. (b)	(600)	(16,764)
		(90,751)
Oil & Gas: (0.65)%
Exxon Mobil Corp.	(1,410)	(58,120)
Pioneer Natural Resources Co.	(520)	(59,223)
		(117,343)
Packaging & Containers: (0.10)%
Ball Corp.	(204)	(19,009)

Pharmaceuticals: (0.64)%
Bausch Health Cos, Inc. (a)(b)	(861)	(17,864)
Bayer AG (b)	(340)	(20,002)
CVS Health Corp.	(169)	(11,543)
Galapagos NV (a)(b)	(206)	(20,253)
GlaxoSmithKline PLC (b)	(899)	(16,498)
Verrica Pharmaceuticals, Inc. (a)	(383)	(4,408)
Viatris, Inc. (a)	(1,356)	(25,411)
		(115,979)
Pipelines: (0.07)%
New Fortress Energy, Inc.	(223)	(11,951)

Real Estate: (0.24)%
Mitsui Fudosan Co. Ltd. (b)	(900)	(18,814)
Vonovia SE (b)	(63)	(4,599)
Wharf Real Estate Investment Co. Ltd. (b)	(4,000)	(20,819)
		(44,232)
Retail: (2.56)%
Abercrombie & Fitch Co.	(1,865)	(37,971)
Aeon Co. Ltd. (b)	(200)	(6,557)
Asbury Automotive Group, Inc. (a)	(133)	(19,383)
AutoNation, Inc. (a)	(873)	(60,927)
CarMax, Inc. (a)	(632)	(59,699)
Carvana Co. (a)	(80)	(19,163)
Cheesecake Factory, Inc.	(193)	(7,153)
Domino’s Pizza Inc	(141)	(54,068)
Macy’s, Inc.	(3,366)	(37,868)
Nordstrom, Inc.	(765)	(23,876)
Papa John’s International, Inc.	(323)	(27,407)
PetMed Express, Inc.	(583)	(18,691)
Regis Corp. (a)	(2,446)	(22,479)

The accompanying notes are an integral part of these financial statements.

62	| LoCorr Dynamic Equity Fund – Schedule of Securities Sold Short (continued)

	Shares	Value
COMMON STOCKS: (continued)
RH (a)	(131)	$(58,625)
Target Corp.	(24)	(4,237)
WH Smith PLC (b)	(189)	(3,903)
		(462,007)
Semiconductors: (0.55)%
Hamamatsu Photonics KK (b)	(300)	(17,142)
Infineon Technologies AG (b)	(626)	(24,005)
Lam Research Corp	(46)	(21,724)
SUMCO Corp. (b)	(800)	(17,533)
Texas Instruments, Inc.	(118)	(19,367)
		(99,771)
Software: (0.61)%
Bandwidth, Inc. (a)	(121)	(18,594)
BlackBerry Ltd. (a)(b)	(2,854)	(18,924)
Cerence, Inc. (a)	(112)	(11,254)
Nexon Co. Ltd. (b)	(700)	(21,558)
Oracle Corp Japan (b)	(100)	(13,026)
Temenos AG (b)	(28)	(3,911)
Tyler Technologies, Inc. (a)	(52)	(22,699)
		(109,966)
Telecommunications: (0.48)%
Anterix, Inc. (a)	(676)	(25,418)
CenturyLink, Inc.	(2,199)	(21,440)
Consolidated Communications Holdings, Inc. (a)	(3,461)	(16,924)
Deutsche Telekom AG (b)	(235)	(4,293)
Telenor ASA (b)	(1,160)	(19,739)
		(87,814)
Transportation: (1.44)%
C.H. Robinson Worldwide, Inc.	(213)	(19,994)
Central Japan Railway Co. (b)	(100)	(14,130)
East Japan Railway Co. (b)	(300)	(20,004)
Keihan Holdings Co. Ltd. (b)	(400)	(19,156)
Keikyu Corp. (b)	(1,100)	(18,846)
Keio Corp. (b)	(200)	(15,496)
Keisei Electric Railway Co. Ltd. (b)	(600)	(20,280)
Kintetsu Group Holdings Co. Ltd. (b)	(400)	(17,510)
Kirby Corp. (a)	(392)	(20,317)
MTR Corp Ltd. (b)	(3,500)	(19,571)
Nagoya Railroad Co. Ltd. (b)	(700)	(18,453)
Nankai Electric Railway Co. Ltd. (b)	(700)	(17,748)
Odakyu Electric Railway Co. Ltd. (b)	(700)	(21,965)
Sotetsu Holdings, Inc. (b)	(700)	(16,772)
		(260,242)
Trucking & Leasing: (0.10)%
GATX Corp.	(226)	(18,799)
TOTAL COMMON STOCKS (Proceeds $5,177,269)		(5,582,468)

EXCHANGE TRADED FUNDS: (3.22)%
iShares Russell 2000	(1,480)	(290,169)
SPDR S&P500 Trust	(781)	(292,000)
TOTAL EXCHANGE TRADED FUNDS (Proceeds $578,966)		(582,169)

REAL ESTATE INVESTMENT TRUSTS: (0.84)%
Cofinimmo SA (b)	(51)	(7,589)
CyrusOne, Inc.	(284)	(20,775)
Digital Realty Trust, Inc.	(143)	(19,950)
Equinix, Inc.	(26)	(18,580)
Macerich Co.	(417)	(4,449)
Nippon Prologis, Inc.(b)	(5)	(15,592)
Public Storage	(86)	(19,860)
STORE Capital Corp.	(703)	(23,888)
Uniti Group, Inc.	(1,864)	(21,865)
TOTAL REAL ESTATE INVESTMENT TRUSTS (Proceeds $145,403)		(152,548)
TOTAL SECURITIES SOLD SHORT (Proceeds $5,901,638): (34.95)%		$(6,317,185)

(a)	Non-dividend expense producing security.
(b)	Foreign issued security.

ADR	American Depositary Reciept
PLC	Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund – Schedule of Open Futures Contracts |	63

LoCorr Dynamic Equity Fund

Schedule of Open Futures Contracts

December 31, 2020

					Value
Description	Number of Contracts Purchased (Sold)	Settlement Month-Year	Current Notional Amount	Notional Amount at Trade Date	Unrealized Appreciation	Unrealized (Depreciation)

Purchase Contracts:
Euro Stoxx 50	16	Mar-21	$693,893	$684,339	$9,554	$–
Micro E-Mini Index	73	Mar-21	720,802	707,572	13,230	–
Mini TPX Index	41	Mar-21	716,522	712,090	4,432	–
S&P 500 E-Mini Index	38	Mar-21	712,272	700,336	11,936	–
Total Purchase Contracts					39,152	–
Total Futures Contracts					$39,152	$–
Net Unrealized Appreciation					$39,152

The accompanying notes are an integral part of these financial statements.

64	| LoCorr Spectrum Income Fund – Schedule of Investments

LoCorr Spectrum Income Fund

Composition of Investment Portfolio1

December 31, 2020 (Unaudited)

Money Market Fund 3.70%
Business Development Companies 13.82%
Royalty Trust 1.07%
Closed-End Investment Companies 4.31%
Real Estate Investment Trusts 18.14%
Publicly Traded Partnerships 4.44%
Common Stocks 29.52%
Preferred Stocks 7.34%
Master Limited Partnerships 17.66%

[1]	As a percentage of total investments.

Schedule of Investments

December 31, 2020

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES: 13.70%
Ares Capital Corp.	67,308	$1,136,832
BlackRock TCP Capital Corp.	45,979	516,804
Hercules Capital, Inc.(d)	98,779	1,424,393
New Mountain Finance Corp.	78,541	892,226
Newtek Business Services Corp.	63,170	1,243,817
Oaktree Specialty Lending Corp.	85,135	474,202
Sixth Street Specialty Lending, Inc.	22,239	461,459
TriplePoint Venture Growth Corp.	34,336	447,742
TOTAL BUSINESS DEVELOPMENT COMPANIES (Cost $6,638,813)		6,597,475

CLOSED-END INVESTMENT COMPANIES: 4.27%
AllianzGI Convertible & Income Fund	86,591	497,032
AllianzGI Convertible & Income Fund II	97,414	495,837
Nuveen Credit Strategies Income Fund	167,905	1,062,839
TOTAL CLOSED-END INVESTMENT COMPANIES (Cost $2,107,693)		2,055,708

COMMON STOCKS: 29.28%
Auto Manufacturers: 0.82%
PACCAR, Inc.	4,594	396,370

Diversified Financial Services: 4.88%
Lazard Ltd.(a)	15,509	656,030
Moelis & Co.	24,726	1,156,188
OneMain Holdings, Inc.	11,143	536,647
		2,348,865
Electric: 3.57%
Avangrid, Inc.	8,459	384,462
Brookfield Renewable Corp. (a)	8,779	511,523
Clearway Energy, Inc.	25,741	821,910
		1,717,895
Energy - Alternate Sources: 4.94%
Atlantica Yield PLC (a)	36,656	1,392,195
NextEra Energy Partners LP (d)	14,735	987,982
		2,380,177

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Schedule of Investments (continued) |	65

	Shares	Value
COMMON STOCKS: (continued)
Food: 0.98%
B&G Foods, Inc.	17,009	$471,660

Forest Products & Paper: 1.00%
International Paper Co.	9,642	479,400

Insurance: 1.00%
AMERISAFE, Inc.	8,368	480,574

Pipelines: 4.89%
Antero Midstream Corp.	119,726	923,087
Hess Midstream LP	28,379	555,377
Williams Cos. Inc.	43,750	877,188
		2,355,652
Semiconductors: 2.28%
Broadcom, Inc.	2,502	1,095,501

Transportation: 4.92%
DHT Holdings, Inc. (a)	94,504	494,256
Euronav NV (a)	59,395	475,160
Hoegh LNG Partners LP (a)	97,960	1,400,828
		2,370,244
TOTAL COMMON STOCKS (Cost $11,982,218)		14,096,338

	Units	Value
MASTER LIMITED PARTNERSHIPS: 17.52%
Diversified Financial Services: 1.07%
AllianceBernstein Holding LP	15,190	512,966

Energy - Alternate Sources: 1.54%
Enviva Partners LP	16,282	739,528

Gas: 2.61%
Global Partners LP	75,630	1,256,971

Oil & Gas: 1.36%
Sunoco LP	22,830	657,047

Oil & Gas Services: 3.33%
CrossAmerica Partners LP	39,794	683,263
USA Compression Partners LP	67,808	922,189
		1,605,452
Pipelines: 4.07%
Crestwood Equity Partners LP	80,178	1,521,778
Delek Logistics Partners LP	13,689	438,048
		1,959,826
Private Equity: 1.49%
Icahn Enterprises LP	14,144	716,677

Real Estate: 2.05%
Brookfield Property Partners LP (a)	68,036	984,481
TOTAL MASTER LIMITED PARTNERSHIPS (Cost $6,858,941)		8,432,948

	Shares	Value
PREFERRED STOCKS: 7.28%
Pharmaceuticals: 1.05%
Fortress Biotech, Inc., Series A, 9.375%	26,149	506,506

Pipelines: 3.30%
Crestwood Equity Partners LP, 9.250%	113,417	847,225
NuStar Energy LP, Series B, 7.625%	41,295	742,484
		1,589,709
Transportation: 1.01%
GasLog Partners LP, Series A, 8.625% (a)	30,516	488,256

Trucking & Leasing: 1.92%
Fortress Transportation & Infrastructure Investors LLC 8.000%	40,567	922,088
TOTAL PREFERRED STOCKS (Cost $2,644,256)		$3,506,559

The accompanying notes are an integral part of these financial statements.

66	| LoCorr Spectrum Income Fund – Schedule of Investments (continued)

	Units	Value
PUBLICLY TRADED PARTNERSHIPS: 4.40%
Brookfield Renewable Partners LP (a)	35,654	1,538,470
Compass Diversified Holdings	29,789	579,396
TOTAL PUBLICLY TRADED PARTNERSHIPS (Cost $1,455,612)		2,117,866

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS: 17.99%
AGNC Investment Corp.(d)	86,818	1,354,361
Annaly Capital Management, Inc.	165,086	1,394,977
Apollo Commercial Real Estate Finance, Inc.	43,387	484,633
Global Net Lease, Inc.	64,443	1,104,553
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	16,782	1,064,482
Iron Mountain, Inc.	28,561	841,978
PotlatchDeltic Corp.	19,192	959,985
Sabra Health Care, Inc.	28,652	497,685
Starwood Property Trust, Inc.	49,753	960,233
TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $8,013,319)		8,662,887

ROYALTY TRUST: 1.06%
Mesabi Trust	18,145	508,967
TOTAL ROYALTY TRUST (Cost $497,294)		508,967

SHORT TERM INVESTMENT: 3.67%
MONEY MARKET FUND: 3.67%
STIT-Government & Agency Portfolio, Institutional Class, 0.03% (b)	1,766,574	1,766,574
TOTAL MONEY MARKET FUND (Cost $1,766,574)		1,766,574
TOTAL SHORT TERM INVESTMENT (Cost $1,766,574)		1,766,574

TOTAL INVESTMENTS (Cost $41,964,720): 99.17%		47,745,322
Other Assets in Excess of Liabilities: 0.83% (c)		400,033
TOTAL NET ASSETS: 100.00%		$48,145,355

(a)	Foreign issued security.
(b)	The rate quoted is the annualized seven-day effective yield as of December 31, 2020.
(c)	Includes deposits at broker for derivative instruments. At December 31, 2020, the value of these assets total $552,147.
(d)	All of a portion of this security is held as collateral for options written. See Note 2. At December 31, 2020, the value of these securities is $2,766,144.

PLC Public Limited Company

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Assets & Liabilities	|	67

Consolidated Statements of Assets & Liabilities

December 31, 2020

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund

Assets
Investments, at value (Cost $1,050,855,120, $404,038,100 and $214,271,271, respectively)	$1,074,423,713	$416,011,786	$218,600,599
Cash	1,702,548	—	369,676
Cash held as collateral for forward currency contracts (Note 2)	10,440,000	—	6,740,000
Foreign currency, at value (Cost $33,934,936, $0 and $196,715)	34,209,579	—	196,715
Receivable for variation margin on futures contracts	1,723,045	—	762,289
Receivable for Fund shares sold	4,936,608	2,253,939	1,271,035
Receivable for securities sold	—	184,424	139,683
Interest receivable	4,150,473	1,411,876	787,853
Receivable for unsettled open futures contracts	6,041,880	—	3,519,871
Deposits with broker for derivative instruments (Note 2)	46,528,047	59,200,974	22,009,626
Unrealized appreciation on forward currency contracts (Note 2)	14,686,041	—	4,233,215
Advance receipt on swap contracts	—	14,113,147	—
Prepaid expenses and other assets	50,059	90,211	28,305
Total Assets	1,198,891,993	493,266,357	258,658,867

Liabilities
Payable for Fund shares redeemed	$2,361,021	$1,383,161	$944,726
Payable for unsettled open futures contracts	552,730	—	44,509
Accrued management fees (Note 5)	1,604,425	602,982	325,435
Accrued Trustees' fees	26,373	11,145	5,929
Accrued Rule 12b-1 fees	71,119	124,938	134,248
Unrealized depreciation on swap contracts (Note 1)	—	13,099,219	—
Unrealized depreciation on forward currency contracts (Note 2)	9,619,242	—	943,470
Accrued expenses and other liabilities	490,835	210,226	143,517
Total Liabilities	14,725,745	15,431,671	2,541,834

Net Assets	$1,184,166,248	$477,834,686	$256,117,033

Net Assets Consist of:
Paid-in capital	$1,139,538,065	$478,916,571	$248,545,342
Total distributable earnings/(accumulated loss)	44,628,183	(1,081,885)	7,571,691
NET ASSETS	$1,184,166,248	$477,834,686	$256,117,033

Class A Shares
Net assets	$77,034,842	$26,545,817	$16,951,991
Shares issued and outstanding (unlimited shares authorized, no par value)	9,030,476	2,684,560	1,449,470
Net asset value, redemption, and minimum offering price per share (a)	$8.53	$9.89	$11.70
Maximum offering price per share ($8.53/0.9425) ($9.89/0.9425) ($11.70/0.9425), respectively (b)	$9.05	$10.49	$12.41

Class C Shares
Net assets	$43,684,310	$7,937,486	$13,169,996
Shares issued and outstanding (unlimited shares authorized, no par value)	5,386,635	838,489	1,165,456
Net asset value, redemption, and offering price per share (a)	$8.11	$9.47	$11.30

Class I Shares
Net assets	$1,063,447,096	$443,351,383	$225,995,046
Shares issued and outstanding (unlimited shares authorized, no par value)	122,625,543	44,315,085	19,252,314
Net asset value, redemption, and offering price per share	$8.67	$10.00	$11.74

(a)	A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.
(b)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these consolidated financial statements.

68	| LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund - Statements of Assets & Liabilities

Statements of Assets & Liabilities

December 31, 2020

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Assets
Investments, at value (Cost $13,592,971 and $41,964,720, respectively)	$16,249,086	$47,745,322
Cash	—	33,950
Cash held as collateral for securities sold short (Note 2)	1,312,604	—
Foreign currency, at value (Cost $572,387 and $0, respectively) ^	578,487	—
Receivable for variation margin on futures contracts	4,054	—
Receivable for Fund shares sold	120	8,000
Receivable for securities sold	1,546,279	—
Dividends, interest and other receivables	8,614	145,900
Receivable from Adviser	2,284	—
Deposits with broker for derivative instruments	339,715	552,147
Deposits with broker for securities sold short (Note 2)	5,383,030	—
Prepaid expenses and other assets	12,979	27,074
Total Assets	$25,437,252	$48,512,393

Liabilities
Securities sold short, at value (Proceeds $5,901,638 and $0, respectively)	$6,317,185	$—
Payable for Fund shares redeemed	103,762	115,088
Payable for securities purchased	846,930	—
Payable for distributions	—	86,968
Dividends payable	4,213	—
Due to broker for options (Note 2)	—	—
Accrued management fees (Note 5)	—	45,148
Accrued Trustees' fees	426	1,127
Accrued Rule 12b-1 fees	12,472	53,608
Accrued expenses and other liabilities	79,729	65,099
Total Liabilities	7,364,717	367,038

Net Assets	$18,072,535	$48,145,355

Net Assets Consist of:
Paid-in capital	$17,993,835	$77,693,512
Total distributable earnings/(accumulated loss)	78,700	(29,548,157)
NET ASSETS	$18,072,535	$48,145,355

Class A Shares
Net assets	$3,827,592	$13,635,104
Shares issued and outstanding (unlimited shares authorized, no par value)	329,445	2,218,581
Net asset value, redemption, and minimum offering price per share (a)	$11.62	$6.15	(b)
Maximum offering price per share ($11.62/0.9425), ($6.15/0.9425), respectively(c)	$12.33	$6.52

Class C Shares
Net assets	$2,435,654	$13,295,525
Shares issued and outstanding (unlimited shares authorized, no par value)	222,903	2,139,683
Net asset value, redemption, and offering price per share (a)	$10.93	$6.21	(b)

Class I Shares
Net assets	$11,809,289	$21,214,726
Shares issued and outstanding (unlimited shares authorized, no par value)	995,506	3,463,315
Net asset value, redemption, and offering price per share	$11.86	$6.13	(b)

^	Includes $203,600 of foreign currency as collateral for securities sold short.

(a)	A 1.00% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. The contingent deferred sales charge only applies to Class A share purchases of $1 million or more.
(b)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(c)	On investments of $25,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Consolidated Statements of Operations	|	69

Consolidated Statements of Operations

Year Ended December 31, 2020

	LoCorr Macro Strategies Fund	LoCorr Long/Short Commodities Strategy Fund	LoCorr Market Trend Fund

Investment Income
Interest income	$17,133,784	$5,691,040	$3,928,385
Total Investment Income	17,133,784	5,691,040	3,928,385

Expenses
Management fees (Note 5)	16,831,107	5,952,439	3,880,402
Fund administration fees	350,771	169,529	130,430
Fund accounting fees	370,325	190,899	143,459
Trustees' fees	107,357	41,556	27,592
Transfer agent fees and expenses	1,544,879	607,325	273,905
Custodian fees	63,000	22,053	18,176
Registration expenses	98,572	87,423	58,892
Rule 12b-1 fee – Class A (Note 5)	139,423	89,304	46,114
Rule 12b-1 fee – Class C (Note 5)	456,784	76,084	138,024
Legal and audit fees	86,055	63,577	47,296
Printing and mailing expenses	137,140	47,871	35,251
Other expenses	27,572	77,953	12,865
Total expenses before fee recovery to Adviser	20,212,985	7,426,013	4,812,406
Fee recovery to Adviser (Note 5)	29,733	—	—
Net Expenses	20,242,718	7,426,013	4,812,406
Net Investment Income	(3,108,934)	(1,734,973)	(884,021)

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Forward Currency Contracts, Futures Contracts and Foreign Currency:
Net realized gain (loss) on:
Investments	7,237,606	2,667,108	3,256,603
Swap contracts	—	204,845	—
Forward currency contracts	(562,610)	—	(6,295,791)
Futures contracts	(4,614,548)	—	(10,212,809)
Foreign currency transactions	4,847,138	—	4,898
Net change in unrealized appreciation/depreciation on:
Investments	16,473,887	8,697,727	3,119,144
Swap contracts	—	13,062,942	—
Forward currency contracts	8,808,073	—	5,124,121
Futures contracts	28,943,513	—	15,397,189
Foreign currency transactions	85,129	—	—
Net realized and unrealized gain (loss)	61,218,188	24,632,622	10,393,355
Net Increase (Decrease) in Net Assets Resulting From Operations	$58,109,254	$22,897,649	$9,509,334

The accompanying notes are an integral part of these consolidated financial statements.

70	| LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Statements of Operations

Statements of Operations

Year Ended December 31, 2020

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund

Investment Income
Dividend and interest income (a)	$245,041	$2,155,162
Total Investment Income	245,041	2,155,162

Expenses
Management fees (Note 5)	305,888	679,761
Fund administration fees	69,308	60,265
Fund accounting fees	60,451	42,015
Trustees' fees	2,216	5,721
Transfer agent fees and expenses	70,780	95,412
Custodian fees	99,725	8,139
Registration expenses	46,731	51,489
Rule 12b-1 fee – Class A (Note 5)	11,328	40,791
Rule 12b-1 fee – Class C (Note 5)	27,578	135,974
Legal and audit fees	21,014	33,168
Printing and mailing expenses	4,650	27,968
Other expenses	3,151	4,441
Total expenses before dividend and interest expense	722,820	1,185,144
Dividend expense on securities sold short (Note 2)	117,209	—
Interest expense	68,026	6,201
Total expenses before fee waiver from Advisor	908,055	1,191,345
Fee waiver from Adviser (Note 5)	(278,103)	(70,144)
Net Expenses	629,952	1,121,201
Net Investment Income (Loss)	(384,911)	1,033,961

Realized and Unrealized Gain (Loss) on Investments, Securities Sold Short, Futures Contracts, Foreign Currency and Written Options:
Net realized gain (loss) on:
Investments	(4,526)	(8,123,465)
Securities sold short	(435,912)
Futures contracts	367,013	—
Foreign currency transactions	53,500	—
Written options	—	(492,743)
Net change in unrealized appreciation/depreciation on:
Investments	(826,796)	521,555
Securities sold short	146,351	—
Futures contracts	28,661	—
Foreign currency transactions	(51,014)	—
Written options	—	49,495
Net realized and unrealized gain	(722,723)	(8,045,158)
Net Increase in Net Assets Resulting From Operations	$(1,107,634)	$(7,011,197)

(a)	Net foreign tax withheld of $13,081 and $21,017, respectively.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund – Consolidated Statements of Changes in Net Assets |	71

LoCorr Macro Strategies Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019

Operations
Net investment income (loss)	$(3,108,934)	$2,509,357
Net realized gain on investments, forward currency contracts, futures contracts and foreign currency translation	6,907,586	65,989,452
Net change in unrealized appreciation of investments, forward currency contracts,futures contracts and foreign currency translation	54,310,602	5,421,720
Increase in Net Assets Resulting From Operations	58,109,254	73,920,529

Distributions From Earnings
Class A	(3,044,869)	(2,273,098)
Class C	(2,143,479)	(1,949,391)
Class I	(58,170,598)	(27,731,042)
Total Distributions From Earnings	(63,358,946)	(31,953,531)

Capital Transactions (Note 6)
Proceeds from shares sold	686,900,731	457,926,442
Proceeds from shares issued in connection with reorganization(a)	57,875,149	—
Reinvestment of distributions	56,490,383	29,628,161
Cost of shares redeemed	(438,436,073)	(257,017,118)
Increase in Net Assets From Capital Transactions	362,830,190	230,537,485

Total Increase in Net Assets	357,580,498	272,504,483

Net Assets
Beginning of year	826,585,750	554,081,267
End of year	$1,184,166,248	$826,585,750

(a)	Shares of the Steben Managed Futures Strategy Fund converted into shares of the LoCorr Macro Strategies Fund on January 24, 2020. See Note 1.

The accompanying notes are an integral part of these consolidated financial statements.

72	| LoCorr Long/Short Commodities Strategy Fund – Consolidated Statements of Changes in Net Assets

LoCorr Long/Short Commodities Strategy Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019

Operations
Net investment income (loss)	$(1,734,973)	$2,078,123
Net realized gain on investments and swap contracts	2,871,953	5,879,198
Net change in unrealized appreciation/depreciation of investments and swap contracts	21,760,669	(27,177,510)
Increase (Decrease) in Net Assets Resulting From Operations	22,897,649	(19,220,189)

Distributions From Earnings
Class A	(687,537)	(113,252)
Class C	(165,370)	(451)
Class I	(12,840,661)	(1,133,635)
Total Distributions From Earnings	(13,693,568)	(1,247,338)

Capital Transactions (Note 6)
Proceeds from shares sold	425,232,265	184,040,413
Reinvestment of distributions	10,893,359	1,025,506
Cost of shares redeemed	(223,539,698)	(165,579,736)
Increase in Net Assets From Capital Transactions	212,585,926	19,486,183

Total Increase (Decrease) in Net Assets	221,790,007	(981,344)

Net Assets
Beginning of year	256,044,679	257,026,023
End of year	$477,834,686	$256,044,679

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund – Consolidated Statements of Changes in Net Assets |	73

LoCorr Market Trend Fund

Consolidated Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019

Operations
Net investment income (loss)	$(884,021)	$834,447
Net realized gain (loss) on investments, forward currency contracts, futures contracts and foreign currency translation	(13,247,099)	36,441,304
Net change in unrealized appreciation of investments, forward currency contracts, futures contracts and foreign currency translation	23,640,454	5,575,073
Increase in Net Assets Resulting From Operations	9,509,334	42,850,824

Distributions From Earnings
Class A	—	(129,659)
Class I	(570,347)	(2,948,512)
Total Distributions to Shareholders	(570,347)	(3,078,171)

Capital Transactions (Note 6)
Proceeds from shares sold	100,733,510	98,897,248
Reinvestment of distributions	551,952	2,954,424
Cost of shares redeemed	(127,312,911)	(211,619,382)
Decrease in Net Assets From Capital Transactions	(26,027,449)	(109,767,710)

Total Decrease in Net Assets	(17,088,462)	(69,995,057)

Net Assets
Beginning of year	273,205,495	343,200,552
End of year	$256,117,033	$273,205,495

The accompanying notes are an integral part of these consolidated financial statements.

74	| LoCorr Dynamic Equity Fund – Statements of Changes in Net Assets

LoCorr Dynamic Equity Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019

Operations
Net investment loss	$(384,911)	$(466,835)
Net realized loss on investments, securities sold short, futures contracts and foreign currency translation	(19,925)	(623,021)
Net change in unrealized appreciation/depreciation of investments, securities sold short,futures contracts and foreign currency translation	(702,798)	4,704,040
Increase (Decrease) in Net Assets Resulting From Operations	(1,107,634)	3,614,184

Distributions From Earnings
Class A	—	(23,048)
Class C	—	(14,375)
Class I	—	(56,118)
Total Distributions From Earnings	—	(93,541)

Capital Transactions (Note 6)
Proceeds from shares sold	6,264,879	10,150,264
Reinvestment of distributions	—	87,631
Cost of shares redeemed	(14,782,464)	(16,333,680)
Decrease in Net Assets From Capital Transactions	(8,517,585)	(6,095,785)

Total Decrease in Net Assets	(9,625,219)	(2,575,142)
Net Assets
Beginning of year	27,697,754	30,272,896
End of year	$18,072,535	$27,697,754

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Statements of Changes in Net Assets |	75

LoCorr Spectrum Income Fund

Statements of Changes in Net Assets

	Year Ended December 31,
	2020	2019

Operations
Net investment income	$1,033,961	$1,368,585
Net realized loss on investments and written options	(8,616,208)	(356,359)
Net change in unrealized appreciation of investments and written options	571,050	11,181,834
Increase (Decrease) in Net Assets Resulting From Operations	(7,011,197)	12,194,060

Distributions From:
Net investment income:
Class A	(524,026)	(431,377)
Class C	(394,734)	(293,781)
Class I	(757,177)	(540,423)
Return of capital:
Class A	(801,917)	(1,380,030)
Class C	(604,063)	(939,845)
Class I	(1,158,708)	(1,728,885)
Total Distributions From Earnings	(4,240,625)	(5,314,341)

Capital Transactions (Note 6)
Proceeds from shares sold	10,635,063	24,156,953
Reinvestment of distributions	3,001,128	3,980,781
Cost of shares redeemed	(28,130,066)	(29,452,865)
Redemption fees	4,942	1,562
Decrease in Net Assets From Capital Transactions	(14,488,933)	(1,313,569)

Total Increase (Decrease) in Net Assets	(25,740,755)	5,566,150

Net Assets
Beginning of year	73,886,110	68,319,960
End of year	$48,145,355	$73,886,110

The accompanying notes are an integral part of these financial statements.

76	| LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class A

LoCorr Macro Strategies Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share
Net asset value, beginning of year	$8.56	$7.95	$8.64	$8.91	$8.54

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)	0.02	0.00 (b)	(0.06)	(0.09)
Net realized and unrealized gain (loss)	0.49	0.98	(0.46)	0.31	0.64
Total from Investment Operations	0.45	1.00	(0.46)	0.25	0.55

Distributions From Earnings:
Net investment income	(0.39)	(0.16)	(0.10)	–	–
Net realized gains	(0.09)	(0.23)	(0.13)	(0.52)	(0.18)
Total Distributions	(0.48)	(0.39)	(0.23)	(0.52)	(0.18)

Redemption Fees	–	–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$8.53	$8.56	$7.95	$8.64	$8.91

Total Investment Return(c)	5.41%	12.52%	(5.36)%	2.77%	6.39%

Net Assets, End of Year, in Thousands	$77,035	$53,320	$55,075	$93,182	$297,844

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.17%	2.16%	2.25%	2.33%	2.34	%(d),(e)
After expense waiver or recovery	2.18%	2.24%	2.24%	2.28%	2.34	%(d),(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.49)%	0.32%	0.03%	(0.76)%	(0.96	)%(d)
After expense waiver or recovery	(0.50)%	0.24%	0.04%	(0.71)%	(0.96	)%(d)

Portfolio turnover rate(f)	56%	84%	105%	97%	62%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class C |	77

LoCorr Macro Strategies Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share
Net asset value, beginning of year	$8.15	$7.62	$8.27	$8.62	$8.32

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.10)	(0.04)	(0.06)	(0.13)	(0.15)
Net realized and unrealized gain (loss)	0.47	0.92	(0.43)	0.30	0.63
Total from Investment Operations	0.37	0.88	(0.49)	0.17	0.48

Distributions From Earnings:
Net investment income	(0.32)	(0.12)	(0.03)	–	–
Net realized gains	(0.09)	(0.23)	(0.13)	(0.52)	(0.18)
Total Distributions	(0.41)	(0.35)	(0.16)	(0.52)	(0.18)

Redemption Fees	–	–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$8.11	$8.15	$7.62	$8.27	$8.62

Total Investment Return(c)	4.69%	11.57%	(5.98)%	1.93%	5.72%

Net Assets, End of Year, in Thousands	$43,684	$47,205	$53,148	$90,653	$113,814

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.92%	2.91%	3.00%	3.08%	3.09	%(d),(e)
After expense waiver or recovery	2.93%	2.99%	2.99%	3.03%	3.09	%(d),(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.24)%	(0.43)%	(0.72)%	(1.51)%	(1.71	)%(d)
After expense waiver or recovery	(1.25)%	(0.51)%	(0.71)%	(1.46)%	(1.71	)%(d)

Portfolio turnover rate(f)	56%	84%	105%	97%	62%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.01% for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

78	| LoCorr Macro Strategies Fund – Consolidated Financial Highlights – Class I

LoCorr Macro Strategies Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016
Per Share
Net asset value, beginning of year	$8.69	$8.07	$8.77	$9.01	$8.62

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.02)	0.04	0.02	(0.04)	(0.07)
Net realized and unrealized gain (loss)	0.50	0.50	(0.47)	0.32	0.64
Total from Investment Operations	0.48	0.48	(0.45)	0.28	0.57

Distributions From Earnings:
Net investment income	(0.41)	(0.18)	(0.12)	–	(0.00)
Net realized gains	(0.09)	(0.23)	(0.13)	(0.52)	(0.18)
Total Distributions	(0.50)	(0.41)	(0.25)	(0.52)	(0.18)

Redemption Fees	–	–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$8.67	$8.69	$8.07	$8.77	$9.01

Total Investment Return	5.70%	12.72%	(5.08)%	3.07%	6.57%

Net Assets, End of Year, in Thousands	$1,063,447	$726,061	$445,858	$605,983	$471,002

Ratios/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.92%	1.91%	2.00%	2.08%	2.09	%(c),(d)
After expense waiver or recovery	1.93%	1.99%	1.99%	2.03%	2.09	%(c),(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.24)%	0.57%	0.28%	(0.51)%	(0.71	)%(c)
After expense waiver or recovery	(0.25)%	0.49%	0.29%	(0.46)%	(0.71	)%(c)

Portfolio turnover rate(e)	56%	84%	105%	97%	62%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.01% for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class A |	79

LoCorr Long/Short Commodities Strategy Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020		2019	2018	2017	2016
Per Share
Net asset value, beginning of year	$9.26		$9.90	$9.71	$9.17	$9.72

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.07)		0.05	0.02	(0.04)	(0.10)
Net realized and unrealized gain (loss)	0.96		(0.67)	1.39	0.58	(0.18)
Total from Investment Operations	0.89		(0.62)	1.41	0.54	(0.28)

Distributions From Earnings:
Net investment income	(0.26)		(0.02)	(1.22)	0.00 (b)	(0.27)
Net realized gains	(0.00	)(b)	–	–	–	–
Total Distributions	(0.26)		(0.02)	(1.22)	0.00	(0.27)

Redemption Fees	–		–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$9.89		$9.26	$9.90	$9.71	$9.17

Total Investment Return(c)	9.66%		(6.24)%	15.05%	5.91%	(2.98)%

Net Assets, End of Year, in Thousands	$26,546		$45,513	$68,719	$25,575	$34,860

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.08%		2.11%	2.16%	2.28%	2.22	%(e)
After expense waiver or recovery	2.08%		2.14%	2.20%	2.20%	2.20	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.65)%		0.57%	0.22%	(0.52)%	(0.99)%
After expense waiver or recovery	(0.65)%		0.54%	0.18%	(0.44)%	(0.97)%

Portfolio turnover rate(f)	60%		103%	92%	74%	105%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.00% for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

80	| LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights – Class C

LoCorr Long/Short Commodities Strategy Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020		2019		2018	2017	2016
Per Share
Net asset value, beginning of year	$8.89		$9.55		$9.41	$8.95	$9.51

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.13)		(0.02)		(0.06)	(0.11)	(0.17)
Net realized and unrealized gain (loss)	0.91		(0.64)		1.35	0.57	(0.18)
Total from Investment Operations	0.78		(0.66)		1.29	0.46	(0.35)

Distributions From Earnings:
Net investment income	(0.20)		(0.00	)(b)	(1.15)	0.00 (b)	(0.21)
Net realized gains	(0.00	)(b)	–		–	–	–
Total Distributions	(0.20)		(0.00)		(1.15)	0.00	(0.21)

Redemption Fees	–		–		–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$9.47		$8.89		$9.55	$9.41	$8.95

Total Investment Return(c)	8.83%		(6.90)%		14.20%	5.17%	(3.72)%

Net Assets, End of Year, in Thousands	$7,938		$6,645		$6,503	$4,737	$7,383

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.83%		2.86%		2.91%	3.03%	2.97	%(e)
After expense waiver or recovery	2.83%		2.89%		2.95%	2.95%	2.95	%(e)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.40)%		(0.18)%		(0.53)%	(1.27)%	(1.74)%
After expense waiver or recovery	(1.40)%		(0.21)%		(0.57)%	(1.19)%	(1.72)%

Portfolio turnover rate(f)	60%		103%		92%	74%	105%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the income and expenses of the CTAs included in the swap.
(e)	Includes interest expense of 0.00% for the year ended December 31, 2016.
(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Long/Short Commodities Strategy Fund – Consolidated Financial Highlights |	81

LoCorr Long/Short Commodities Strategy Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020		2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$9.38		$10.03	$9.81	$9.24	$9.79

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.04)		0.08	0.05	(0.02)	(0.07)
Net realized and unrealized gain (loss)	0.95		(0.68)	1.41	0.59	(0.18)
Total from Investment Operations	0.91		(0.60)	1.46	0.57	(0.25)

Distributions From Earnings:
Net investment income	(0.29)		(0.05)	(1.24)	0.00 (b)	(0.30)
Net realized gains	(0.00	)(b)	–	–	–	–
Total Distributions	(0.29)		(0.05)	(1.24)	0.00	(0.30)

Redemption Fees	–		–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$10.00		9.38	10.03	9.81	$9.24

Total Investment Return	9.91%		(5.97)%	15.40%	6.19%	(2.67)%

Net Assets, End of Year, in Thousands	$443,351		$203,887	$181,804	$52,935	$81,204
Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.83%		1.86%	1.91%	2.03%	1.97	%(d)
After expense waiver or recovery	1.83%		1.89%	1.95%	1.95%	1.95	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.40)%		0.82%	0.47%	(0.27)%	(0.74)%
After expense waiver or recovery	(0.40)%		0.79%	0.43%	(0.19)%	(0.72)%

Portfolio turnover rate(e)	60%		103%	92%	74%	105%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the income and expenses of the CTAs included in the swap.
(d)	Includes interest expense of 0.00% for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

82	| LoCorr Market Trend Fund - Consolidated Financial Highlights – Class A

LoCorr Market Trend Fund – Class A

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$11.19	$9.52	$11.03	$10.65	$12.00

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.06)	0.01	(0.03)	(0.10)	(0.15)
Net realized and unrealized gain (loss)	0.57	1.74	(1.48)	0.48	(1.01)
Total from Investment Operations	0.51	1.75	(1.51)	0.38	(1.16)

Distributions From Earnings:
Net investment income	–	(0.08)	–	–	(0.19)
Net realized gains	–	–	–	–	–
Total Distributions	–	(0.08)	–	–	(0.19)

Redemption Fees	–	–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$11.70	$11.19	$9.52	$11.03	$10.65

Total Investment Return(c)	4.47%	18.33%	(13.69)%	3.57%	(9.71)%

Net Assets, End of Year, in Thousands	$16,952	$21,966	$32,082	$61,557	$133,146

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.04%	2.02%	1.99%	2.00%	2.02	%(d)
After expense waiver or recovery	2.04%	2.02%	1.99%	2.00%	2.02	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.52)%	0.14%	(0.24)%	(0.97)%	(1.24)%
After expense waiver or recovery	(0.52)%	0.14%	(0.24)%	(0.97)%	(1.24)%

Portfolio turnover rate(e)	125%	119%	91%	85%	83%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Market Trend Fund - Consolidated Financial Highlights – Class C |	83

LoCorr Market Trend Fund – Class C

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$10.89	$9.28	$10.83	$10.53	$11.92

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.13)	(0.06)	(0.10)	(0.18)	(0.23)
Net realized and unrealized gain (loss)	0.54	1.67	(1.45)	0.48	(1.01)

Total from Investment Operations	0.41	1.61	(1.55)	0.30	(1.24)

Distributions From Earnings:
Net investment income	–	–	–	–	(0.15)
Net realized gains	–	–	–	–	–
Total Distributions	–	–	–	–	(0.15)

Redemption Fees	–	–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$11.30	$10.89	$9.28	$10.83	$10.53

Total Investment Return(c)	3.76%	17.35%	(14.31)%	2.85%	(10.45)%

Net Assets, End of Year, in Thousands	$13,170	$16,320	$23,417	$43,772	$89,454

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.79%	2.77%	2.74%	2.75%	2.77	%(d)
After expense waiver or recovery	2.79%	2.77%	2.74%	2.75%	2.77	%(d)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(1.27)%	(0.61)%	(0.99)%	(1.72)%	(1.99)%
After expense waiver or recovery	(1.27)%	(0.61)%	(0.99)%	(1.72)%	(1.99)%

Portfolio turnover rate(e)	125%	119%	91%	85%	83%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

84	| LoCorr Market Trend Fund - Consolidated Financial Highlights – Class I

LoCorr Market Trend Fund – Class I

Consolidated Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the period)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$11.23	$9.60	$11.09	$10.68	$12.02

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.03)	0.04	0.00 (b)	(0.08)	(0.12)
Net realized and unrealized gain (loss)	0.57	1.74	(1.49)	0.49	(1.02)
Total from Investment Operations	0.54	1.78	(1.49)	0.41	(1.14)

Distributions From Earnings:
Net investment income	(0.03)	(0.15)	–	–	(0.20)
Net realized gains	–	–	–	–	–
Total Distributions	(0.03)	(0.15)	–	–	(0.20)

Redemption Fees	–	–	–	0.00 (b)	0.00	(b)

Net Asset Value, End of Year	$11.74	$11.23	$9.60	$11.09	$10.68

Total Investment Return	4.81%	18.53%	(13.44)%	3.84%	(9.49)%

Net Assets, End of Year, in Thousands	$225,995	$234,919	$287,702	$561,372	$797,845

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.79%	1.77%	1.74%	1.75%	1.77	%(c)
After expense waiver or recovery	1.79%	1.77%	1.74%	1.75%	1.77	%(c)

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(0.27)%	0.39%	0.01%	(0.72)%	(0.99)%
After expense waiver or recovery	(0.27)%	0.39%	0.01%	(0.72)%	(0.99)%

Portfolio turnover rate(d)	125%	119%	91%	85%	83%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Includes 0.00% of interest expense for the year ended December 31, 2016.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes derivative instruments.

The accompanying notes are an integral part of these consolidated financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights – Class A |	85

LoCorr Dynamic Equity Fund – Class A

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$11.20	$9.92	$11.82	$12.06	$9.64

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.20)	(0.19)	(0.25)	(0.30)	(0.32)
Net realized and unrealized gain (loss)	0.62 (b)	1.51	(1.26)	0.59	2.74
Total from Investment Operations	0.42	1.32	(1.51)	0.29	2.42

Distributions From Earnings:
Net realized gains	–	(0.04)	(0.39)	(0.53)	–
Total Distributions	–	(0.04)	(0.39)	(0.53)	–

Redemption Fees	–	–	–	0.00 (c)	0.00 (c)

Net Asset Value, End of Year	$11.62	$11.20	$9.92	$11.82	$12.06

Total Investment Return(d)	3.75%	13.40%	(12.87)%	2.38%	25.10%

Net Assets, End of Year, in Thousands	$3,828	$6,744	$8,473	$19,962	$28,243

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.51%	3.73%	3.40%	3.42%	3.74%
After expense waiver or recovery	3.15%	3.02%	3.21%	3.35%	3.49%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.60%	2.95%	3.20%	3.22%	3.40%
After expense waiver or recovery	2.24%	2.24%	3.01%	3.15%	3.15%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.31)%	(2.44)%	(2.39)%	(2.61)%	(3.23)%
After expense waiver or recovery	(1.95)%	(1.73)%	(2.20)%	(2.54)%	(2.98)%

Portfolio turnover rate(e)	953%	300%	449%	363%	343%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

86	| LoCorr Dynamic Equity Fund - Financial Highlights – Class C

LoCorr Dynamic Equity Fund – Class C
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$10.62	$9.47	$11.39	$11.73	$9.45

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.26)	(0.26)	(0.32)	(0.38)	(0.38)
Net realized and unrealized gain (loss)	0.57 (b)	1.45	(1.21)	0.57	2.66
Total from Investment Operations	0.31	1.19	(1.53)	0.19	2.28

Distributions From Earnings:
Net realized gains	–	(0.04)	(0.39)	(0.53)	–
Total Distributions	–	(0.04)	(0.39)	(0.53)	–

Redemption Fees	–	–	–	0.00 (c)	0.00 (c)

Net Asset Value, End of Year	$10.93	$10.62	$9.47	$11.39	$11.73

Total Investment Return(d)	2.92%	12.54%	(13.45)%	1.59%	24.13%

Net Assets, End of Year, in Thousands	$2,436	$4,031	$5,255	$11,084	$11,218

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	5.26%	4.48%	4.15%	4.17%	4.49%
After expense waiver or recovery	3.90%	3.77%	3.96%	4.10%	4.24%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	4.35%	3.70%	3.95%	3.97%	4.15%
After expense waiver or recovery	2.99%	2.99%	3.76%	3.90%	3.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(4.06)%	(3.19)%	(3.14)%	(3.36)%	(3.98)%
After expense waiver or recovery	(2.70)%	(2.48)%	(2.95)%	(3.29)%	(3.73)%

Portfolio turnover rate(e)	953%	300%	449%	363%	343%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Total investment return excludes the effect of applicable sales charges.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

LoCorr Dynamic Equity Fund - Financial Highlights – Class I |	87

LoCorr Dynamic Equity Fund – Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$11.41	$10.07	$11.96	$12.17	$9.71

Income (loss) from investment operations:
Net investment income (loss)(a)	(0.17)	(0.17)	(0.23)	(0.28)	(0.30)
Net realized and unrealized gain (loss)	0.62 (b)	1.55	(1.27)	0.60	2.76
Total from Investment Operations	0.45	1.38	(1.50)	0.32	2.46

Distributions From Earnings:
Net realized gains	–	(0.04)	(0.39)	(0.53)	–
Total Distributions	–	(0.04)	(0.39)	(0.53)	–

Redemption Fees	–	–	–	0.00 (c)	0.00 (c)

Net Asset Value, End of Year	$11.86	$11.41	$10.07	$11.96	$12.17

Total Investment Return	4.03%	13.68%	(12.55)%	2.60%	25.33%

Net Assets, End of Year, in Thousands	$11,809	$16,923	$16,545	$32,781	$44,816

Ratio/Supplemental Data:
Ratio of expenses to average net assets:
Before expense waiver or recovery	4.26%	3.48%	3.15%	3.17%	3.49%
After expense waiver or recovery	2.90%	2.77%	2.96%	3.10%	3.24%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	3.35%	2.70%	2.95%	2.97%	3.15%
After expense waiver or recovery	1.99%	1.99%	2.76%	2.90%	2.90%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	(3.06)%	(2.19)%	(2.14)%	(2.36)%	(2.98)%
After expense waiver or recovery	(1.70)%	(1.48)%	(1.95)%	(2.29)%	(2.73)%

Portfolio turnover rate(d)	953%	300%	449%	363%	343%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the Fund’s consolidated statement of operations due to share transactions for the period.
(c)	Amount represents less than $0.005 per share.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Consists of long-term investments only; excludes securities sold short.

The accompanying notes are an integral part of these financial statements.

88	| LoCorr Spectrum Income Fund – Financial Highlights – Class A

LoCorr Spectrum Income Fund – Class A
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$6.89	$6.26	$7.39	$7.70	$7.78

Income (loss) from investment operations:
Net investment income (loss)(a)	0.12	0.13	0.22	0.17	0.29
Net realized and unrealized gain (loss)	(0.40)	1.00	(0.78)	0.09	0.20
Total from Investment Operations	(0.28)	1.13	(0.56)	0.26	0.49

Distributions From Earnings:
Net investment income	(0.18)	(0.12)	(0.26)	(0.15)	(0.37)
Return of capital	(0.28)	(0.38)	(0.31)	(0.42)	(0.20)
Total Distributions	(0.46)	(0.50)	(0.57)	(0.57)	(0.57)

Redemption Fees(b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$6.15	$6.89	$6.26	$7.39	$7.70

Total Investment Return(c)	(2.75)%	18.37%	(8.22)%	3.50%	6.64%

Net Assets, End of Year, in Thousands	$13,635	$25,192	$22,610	$29,970	$33,032

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.19%	2.02%	1.98%	1.95%	2.02%
After expense waiver or recovery	2.06%	2.02%	1.98%	1.99%	2.05%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.18%	2.02%	1.98%	1.95%	2.02%
After expense waiver or recovery	2.04%	2.02%	1.98%	1.99%	2.05%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.93%	1.94%	3.01%	2.27%	3.81%
After expense waiver or recovery	2.07%	1.94%	3.01%	2.23%	3.78%

Portfolio turnover rate(e)	88%	75%	82%	84%	92%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Spectrum Income Fund – Financial Highlights – Class C |	89

LoCorr Spectrum Income Fund – Class C

Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$6.96	$6.31	$7.42	$7.72	$7.78

Income (loss) from investment operations:
Net investment income (loss)(a)	0.07	0.08	0.16	0.11	0.23
Net realized and unrealized gain (loss)	(0.40)	1.01	(0.77)	0.09	0.21
Total from Investment Operations	(0.33)	1.09	(0.61)	0.20	0.44

Distributions From Earnings:
Net investment income	(0.17)	(0.10)	(0.23)	(0.13)	(0.33)
Return of capital	(0.25)	(0.34)	(0.27)	(0.37)	(0.17)
Total Distributions	(0.42)	(0.44)	(0.50)	(0.50)	(0.50)

Redemption Fees(b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$6.21	$6.96	$6.31	$7.42	$7.72

Total Investment Return(c)	(3.70)%	17.59%	(8.85)%	2.62%	5.88%

Net Assets, End of Year, in Thousands	$13,295	$18,645	$18,092	$23,511	$25,898

Ratio/Supplemental Data:(d)
Ratio of expenses to average net assets:
Before expense waiver or recovery	2.94%	2.77%	2.73%	2.70%	2.77%
After expense waiver or recovery	2.81%	2.77%	2.73%	2.74%	2.80%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	2.93%	2.77%	2.73%	2.70%	2.77%
After expense waiver or recovery	2.79%	2.77%	2.73%	2.74%	2.80%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	1.18%	1.19%	2.26%	1.52%	3.06%
After expense waiver or recovery	1.32%	1.19%	2.26%	1.48%	3.03%

Portfolio turnover rate(e)	88%	75%	82%	84%	92%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Total investment return excludes the effect of applicable sales charges.
(d)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

90	| LoCorr Spectrum Income Fund - Financial Highlights – Class I

LoCorr Spectrum Income Fund – Class I
Financial Highlights

Selected Data and Ratios (for a share outstanding throughout the year)

	Year Ended December 31,
	2020	2019	2018	2017	2016

Per Share
Net asset value, beginning of year	$6.88	$6.25	$7.38	$7.69	$7.78

Income (loss) from investment operations:
Net investment income (loss)(a)	0.13	0.15	0.24	0.19	0.31
Net realized and unrealized gain (loss)	(0.40)	1.00	(0.77)	0.10	0.20
Total from Investment Operations	(0.27)	1.15	(0.53)	0.29	0.51

Distributions From Earnings:
Net investment income	(0.19)	(0.12)	(0.27)	(0.16)	(0.39)
Return of capital	(0.29)	(0.40)	(0.33)	(0.44)	(0.21)
Total Distributions	(0.48)	(0.52)	(0.60)	(0.60)	(0.60)

Redemption Fees(b)	0.00	0.00	0.00	0.00	0.00

Net Asset Value, End of Year	$6.13	$6.88	$6.25	$7.38	$7.69

Total Investment Return	(2.60)%	18.74%	(7.91)%	3.85%	6.85%

Net Assets, End of Year, in Thousands	$21,215	$30,049	$27,618	$43,032	$46,838

Ratio/Supplemental Data:(c)
Ratio of expenses to average net assets:
Before expense waiver or recovery	1.94%	1.77%	1.73%	1.70%	1.77%
After expense waiver or recovery	1.81%	1.77%	1.73%	1.74%	1.80%

Ratio of expenses to average net assets (excluding dividend and interest expense):
Before expense waiver or recovery	1.93%	1.77%	1.73%	1.70%	1.77%
After expense waiver or recovery	1.79%	1.77%	1.73%	1.74%	1.80%

Ratio of net investment income (loss) to average net assets:
Before expense waiver or recovery	2.18%	2.19%	3.26%	2.52%	4.06%
After expense waiver or recovery	2.32%	2.19%	3.26%	2.48%	4.03%

Portfolio turnover rate(d)	88%	75%	82%	84%	92%

(a)	Net investment income (loss) per share is based on average shares outstanding.
(b)	Amount represents less than $0.005 per share.
(c)	Ratios do not include the expenses of the investment companies in which the Fund invests.
(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

The accompanying notes are an integral part of these financial statements.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements	91

LoCorr Investment Trust

Notes

December 31, 2020

1. Organization

LoCorr Investment Trust (the “Trust”), an Ohio business trust, was formed on November 15, 2010 and is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). Each fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services- Investment Companies. The LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, LoCorr Market Trend Fund, LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund (individually a “Fund” and collectively the “Funds”) are series within the Trust. The Funds are each diversified funds.

The LoCorr Macro Strategies Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Long/Short Commodities Strategy Fund’s primary investment objective is capital appreciation in rising and falling commodities markets with managing volatility as a secondary objective.

The LoCorr Market Trend Fund’s primary investment objective is capital appreciation in rising and falling equity markets with managing volatility as a secondary objective.

The LoCorr Dynamic Equity Fund’s primary investment objective is long-term capital appreciation with reduced volatility compared to traditional broad-based equity market indices as a secondary objective.

The LoCorr Spectrum Income Fund’s primary investment objective is current income with capital appreciation as a secondary objective.

On September 16, 2019, Octavus Group, LLC (the “buyer”), the parent company of LoCorr Fund Management, LLC (the “Adviser” or “Management”), which serves as the investment adviser to the LoCorr Investment Trust, entered into a purchase and sale agreement pursuant to which the buyer would acquire Steben & Company, Inc., the investment adviser to the Steben Managed Futures Strategy Fund. As part of the transaction, it was expected that the Steben Managed Futures Strategy Fund would reorganize into the LoCorr Macro Strategies Fund. The reorganization was largely based on the similar investment objectives of the Funds and the benefit to shareholders including the opportunity to benefit from long-term economies of scale. In addition, the shareholders of the Steben Managed Futures Strategy Fund will benefit from the expertise and experience of the Adviser. At a special meeting of the Board of Trustees, the Board approved an Agreement and Plan of Reorganization (the “Plan”). The sale closed on October 31, 2019. The Plan was voted on and approved at a meeting of shareholders held on January 17, 2020.

The Steben Managed Futures Strategy Fund reorganized into the LoCorr Macro Strategies Fund as of the close of business on January 24, 2020. Under the terms of the Plan, the Adviser will pay all expenses associated with the reorganization. In addition, under the terms of the Plan, shareholders of the Steben Managed Futures Strategy Fund received shares of the LoCorr Macro Strategies Fund equal in U.S. dollar value to the interests of such shareholders in the Steben Managed Futures Strategy Fund with each LoCorr Macro Strategies Fund’s shares ordinarily valued as of the close of regular trading on the NYSE on the business day immediately prior to the closing date. This was accomplished as a tax free exchange. For financial reporting purposes, assets received, and shares issued by the LoCorr Macro Strategies Fund were recorded at fair value; however, the cost basis of the investments received from the Steben Managed Futures Strategy Fund was carried forward to align ongoing reporting of the LoCorr Macro Strategies Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The following table illustrates the specifics of the reorganization:

		Pre-	Pre-		Post-
	Pre-	Reorganization	Reorganization	Post-	Reorganization
	Reorganization	Shares	Net Asset	Reorganization	Shares	Exchange
	Net Assets	Outstanding	Value	Net Assets	Outstanding	Ratio*
LoCorr Macro Strategies Fund – Class A	$52,981,719	6,079,973	$8.71	$60,136,115	6,901,237	1.00229621
LoCorr Macro Strategies Fund – Class C	48,056,434	5,791,792	8.30	49,026,785	5,908,701	1.01445783
LoCorr Macro Strategies Fund – Class I	770,518,733	87,046,500	8.85	820,269,134	92,668,364	0.99548023
Steben Managed Futures Strategy Fund	1,731,441	198,241	8.73	–	–	–
– Class A
Steben Managed Futures Strategy Fund	970,352	115,243	8.42	–	–	–
– Class C
Steben Managed Futures Strategy Fund	49,750,401	5,647,389	8.81	–	–	–
– Class I
Steben Managed Futures Strategy Fund	5,422,955	620,431	8.74	–	–	–

– Class N

*	Class N of the Steben Managed Futures Strategy Fund merged into Class A of the LoCorr Macro Strategies Fund with an exchange ratio of 1.00344432 as of the close of business on January 24, 2020 resulting in the addition of 622,567 shares outstanding in the LoCorr Macro Strategies Fund.

92	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The net assets of the Steben Managed Futures Strategy Fund immediately before the acquisition were $57,875,149, which included $112,713 of net unrealized appreciation. The cost and market value of the securities acquired were $38,464,185 and $38,576,898, respectively. In addition, cash in the amount of $19,298,251, was acquired.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Steben Managed Futures Strategy Fund that would have been included in the LoCorr Macro Strategy Fund’s Statement of Operations since January 24, 2020. Assuming the acquisition had been completed on January 1, 2020, the beginning of the annual reporting period of the LoCorr Macro Strategies Fund, the LoCorr Macro Strategies Fund’s pro forma results of operations for the current fiscal period include net investment income (loss) of $(3,030,750), net gain on investments of $66,573,419, and net increase in assets resulting from operations of $63,542,669.

Wholly-Owned and Controlled Subsidiaries

In order to achieve their investment objectives, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each invest up to 25% of their total assets (measured at the time of purchase) in wholly-owned subsidiaries, LCMFS Fund Limited (“LCMFS”), LCLSCS Fund Limited (“LCLSCS”) and LCMT Fund Limited (“LCMT”), respectively; each company is incorporated under the laws of the Cayman Islands. LCMFS, LCLSCS and LCMT act as investment vehicles in order to enter into certain investments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund, respectively, consistent with their investment objectives and policies specified in the Prospectus and Statement of Additional Information.

At December 31, 2020 investments in LCMFS, LCLSCS and LCMT represented 1.99%, 17.57% and 3.79% of the total net assets of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund, respectively. See Note 2.

The consolidated financial statements of the LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund each include the investment activity and financial statements of LCMFS, LCLSCS and LCMT, respectively. All intercompany accounts and transactions have been eliminated in consolidation. Because each Fund may invest a substantial portion of its assets in its respective subsidiary, the Fund may be considered to be investing indirectly in some of those investments through its subsidiary. For that reason, references to the Fund may also encompass its subsidiary. The subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund when viewed on a consolidated basis. Each Fund and its subsidiary area “commodity pool” under the U.S. Commodity Exchange Act and LoCorr Fund Management, LLC (the “Adviser” or “Management”) is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to each Fund and its respective subsidiary under CFTC and the U.S. Securities and Exchange Commission (the “SEC”) harmonized regulations.

At December 31,2020 the LCLSCS invested in swap contract, for which the notional amount was $361,945,098. At December 31, 2020, LCLSCS reported unrealized depreciation on the swap contract of $13,099,219. In addition, LCLSCS holds cash and cash equivalents as collateral on the swap contract. At December 31, 2020, LCLSCS Fund Limited invested in a purchased option, for which the value, as reported on the consolidated schedule of investments is an accurate representation of the volume of activity for the year ended December 31, 2020. At December 31, 2020, LCLSCS reported unrealized appreciation on the purchased call option of $4,361,894.

At December 31,2020 investments held by LCMFS and LCMT include open futures contracts and other investments intended to serve as margin or collateral for futures positions. At December 31,2020, LCMFS held long open futures contracts with a total notional amount of $300,189,133 and net unrealized appreciation of $19,169,312 and short open futures contracts with a total notional amount of $65,679,270 and net unrealized appreciation of $120,745. At December 31,2020, LCMT held long open futures contracts with a total notional amount of $113,070,759 and net unrealized appreciation of $10,507,895 and short open futures contracts with a total notional amount of $21,335,241 and net unrealized depreciation of $190,799.

Share Classes

The Funds currently offer three classes of shares: Class A, Class C and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) Class A shares have a maximum front end sales load of 5.75% and maximum deferred sales charge of 1.00% and Class C shares have a maximum deferred sales charge of 1.00%, (ii) Class A shares have a 12b-1 fee of 0.25% and Class C shares have a 12b-1 fee of 1.00%; (iii) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable and (iv) each class will have exclusive voting rights with respect to matters relating to its own distribution arrangements.

All classes with respect to the LoCorr Spectrum Income Fund are subject to a 2.00% redemption fee on redemptions made within 60 days of the original purchase. As of May 1, 2017, none of the other Funds are subject to a redemption fee.

The following table presents the class-specific commencement of operations dates for each of the Funds:

Commencement of Operations
	Class A	Class C	Class I
LoCorr Macro Strategies Fund	March 22, 2011	March 24, 2011	March 24, 2011
LoCorr Long/Short Commodities Strategy Fund	January 1, 2012	January 1, 2012	January 1, 2012
LoCorr Dynamic Equity Fund	May 10, 2013	May 10, 2013	May 10, 2013
LoCorr Spectrum Income Fund	January 1, 2014	January 1, 2014	January 1, 2014
LoCorr Market Trend Fund	July 1, 2014	July 1, 2014	July 1, 2014

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	93

The Funds may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Funds have equal rights and privileges, except as to class-specific rights and privileges described above.

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation

The Funds follow fair valuation accounting standards in accordance with GAAP, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and changes in valuation techniques and related inputs during the period. These inputs are summarized in three broad levels listed below:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

Generally, the Funds’ investments are valued each day at the last quoted sales price on each investment’s primary exchange. Investments traded or dealt in one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Investments primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.

The Funds may use independent pricing services to assist in calculating the value of the Funds’ investments. In addition, market prices for foreign investments are not determined at the same time of day as the net asset value (“NAV”) for the Funds. Because the Funds may invest in portfolio investments primarily listed on foreign exchanges and these exchanges may trade on weekends or other days when the Funds do not price their shares, the value of some of the Funds’ portfolio investments may change on days when you may not be able to buy or sell the Funds’ shares. In computing the NAV, the Funds value foreign investments held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the New York Stock Exchange. Prices of foreign investments quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of an investment in the Funds’ portfolio, particularly foreign investments, occur after the close of trading on a foreign market but before the Funds price their shares, the investment will be valued at fair value.

American Depositary Receipts

The Funds may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. ADRs are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Equity Securities

Equity securities, including common stocks, preferred stocks, securities convertible into common stocks such as convertible bonds, warrants, rights, options, master limited partnership (“MLP”) interests, real estate investment trusts (“REITs”), business development companies (“BDCs”) and royalty trusts are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. MLP interests are limited partnerships, the interests in which (known as “units”) typically trade publicly, like stock. MLPs are also called publicly traded partnerships and public limited partnerships. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Equity securities are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on inputs used and market activity levels for specific securities.

Exchange Traded Funds

The Funds may invest in Exchange Traded Funds (“ETFs”). They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, usability for hedging, the ability to go long and short, and (for some ETFs) the provision of periodic distributions. Additionally, some ETFs are unit investment trusts (“UITs”), which are unmanaged portfolios overseen by trustees. ETFs generally have two markets. The primary market is where institutions swap “creation units” in block-multiples of shares, typically 25,000 or 50,000, for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the NAV is calculated.

94	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

ETF shares may trade at a premium or discount to NAV per share. ETFs share many similar risks with open-end and closed-end funds. ETFs are generally categorized in Level 1 of the fair value hierarchy.

The Funds may invest in ETFs and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Funds by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability, or diplomatic developments that could affect assets of the Funds held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

Financial Derivative Instruments

Financial derivative instruments, such as forward currency contracts, futures contracts or swap agreements, derive their value from underlying asset prices, indices, reference rates and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker-dealer quotations or a pricing service at the settlement price determined by the relevant exchange. Depending on the product and the terms of the transaction, the value of the derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends and exchange rates.

Forward currency contracts represent the purchase or sale of a specific quantity of a foreign currency at the current or spot price, with delivery and settlement at a specified future date. Forward currency contracts are presented at fair value using spot currency rates and are adjusted for the time value of money (forward points) and contractual prices of the underlying financial instruments. Forward currency contracts are generally categorized in Level 2.

Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1.

Total return swap contracts are stated at fair value daily based on the fair value of the underlying futures, forward currency and foreign currency contracts constituting the contract’s stated index, taking into account any fees and expenses associated with the swap agreement. Total return swap contracts are generally categorized in Level 2.

Fund-linked options are stated at fair value based on the fair value of Galaxy Plus Fund – East Alpha Feeder Fund (548) LLC, taking into account any fees and expenses associated with the fund-linked option. Fund-linked options are generally categorized in Level 2.

Fair Value Pricing

If market quotations are not readily available, investments will be valued at their fair value as determined in good faith by the Adviser in accordance with procedures approved by the Board of Trustees (the “Board”) and evaluated by the Board as to the reliability of the fair value method used.

In these cases, a Fund’s NAV will reflect certain portfolio investments’ fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

Fair value determinations are required for the following securities:

●	securities for which market quotations are not readily available at the valuation time on a particular business day (including without limitation securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source);

●	securities determined to be illiquid in accordance with the Trust’s Liquidity Procedures; and

●	securities with respect to which an event that will affect the value thereof has occurred subsequent to the determination by the Adviser/ relevant Sub-Adviser of the closing prices reported on the principal exchange on which the securities are traded, but prior to the relevant Fund’s calculation of its NAV.

●	For any open-end mutual funds that do not provide timely NAV information, the Adviser/relevant Sub-Adviser shall evaluate those ‘similar’ funds and determine which are most appropriate based on funds having similar benchmarks or similar objectives. The Adviser/relevant Sub-Adviser shall then calculate the NAV percentage move of those ‘similar’ funds for the day to create an aggregate average percentage move, which it shall use to calculate the price movement for the day of the Fund at issue. For closed-end funds, the aforementioned practice shall be utilized, in addition to monitoring secondary market activity during the day.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	95

Performing Fair Value Pricing

The Adviser considers all appropriate factors relevant to the value of securities for which market quotations are not readily available. No single standard for determining fair value can be established, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount that the owner might reasonably expect to receive for them upon their current sale. Methods that are in accord with this principle may, for example, be based on:

●	a multiple of earnings;

●	a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or

●	yield to maturity with respect to debt issues, or a combination of these and other methods.

Fair value determinations are not based on what the Adviser believes that a buyer may pay at a later time, such as when market conditions change or when the market ultimately recognizes a security’s true value as perceived by the Adviser. Similarly, bonds and other instruments may not be fair valued at par based on the expectation that the Funds will hold the investment until maturity.

Some of the general factors that the Adviser considers in determining a valuation method for an individual issue of securities include, but shall not be limited to:

●	the fundamental analytical data relating to the investment;

●	the nature and duration of restrictions (if any) on disposition of the securities;

●	evaluation of the forces that influence the market in which these securities are purchased or sold;

●	changes in interest rates;

●	government (domestic or foreign) actions or pronouncements; and

●	other news events.

With respect to securities traded on foreign markets, the Adviser considers the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBS.

Among the more specific factors that the Funds’ Adviser considers (if applicable) in determining a valuation method for an individual issue of securities are:

●	type of security;

●	financial statements of the issuer;

●	cost at date of purchase;

●	size of holding;

●	discount from market value of unrestricted securities of the same class at time of purchase;

●	special reports prepared by analysts;

●	information as to any transactions or offers with respect to the security;

●	existence of merger proposals or tender offers affecting the securities;

●	price and extent of public trading in similar securities of the issuer or comparable companies; and

●	other relevant matters.

As a general matter, the Funds’ Adviser will value the portfolio security or other asset primarily by reference to the public market if there is a public market for securities of the same class or similar securities; primarily by reference to private transactions if public market reference is not available and private transaction reports are available; and primarily by use of one or more analytical methods or models if public and private market references are not available or not reliable. The Adviser will use cost only if no better method of valuation is available.

The Adviser regularly evaluates whether its pricing methodologies continue to result in values that the Funds might reasonably expect to receive upon a current sale. In order to do this, the Adviser compares its fair value prices with values that are available from other sources (if there are any). The next actual sales price of a security might be one such source. However, the next-day opening prices or next actual sales prices for a security may differ from the fair value of that security as of the time for NAV calculation, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation. Thus, discrepancies between fair values and next-day opening prices or next actual sales prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Adviser’s fair value methodology is inappropriate. Nonetheless, systematic comparisons of fair values to the next-day opening prices or next actual sales prices are useful to assist the Adviser with ongoing monitoring and evaluation of the appropriateness of its fair value methodologies.

96	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table summarizes LoCorr Macro Strategies Fund’s consolidated investments and other financial instruments as of December 31, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$–	$123,765,909	$–	$123,765,909
Corporate Bonds	–	273,798,330	–	273,798,330
Mortgage Backed Securities	–	141,991,211	–	141,991,211
Municipal Bonds	–	19,994,681	–	19,994,681
U.S. Government Agency Issues	–	105,446,390	–	105,446,390
U.S. Government Notes	–	357,599,271	–	357,599,271
Short Term Investments	48,986,780	2,841,141	–	51,827,921
Total Investments	$48,986,780	$1,025,436,933	$–	$1,074,423,713

Other Financial Instruments*
Forward Currency Contracts
Purchase	$–	$13,441,379	$–	$13,441,379
Sale	–	(8,374,580)	–	(8,374,580)
Total Forward Currency Contracts	–	5,066,799	–	5,066,799
Futures Contracts
Long	$28,471,985	$38,883	$–	$28,510,868
Short	307,953	(45,247)	–	262,706
Total Futures Contracts	28,779,938	(6,364)	–	28,773,574
Total Other Financial Instruments	$28,779,938	$5,060,435	$–	$33,840,373

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2020.

The LoCorr Macro Strategies Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Long/Short Commodities Strategy Fund’s consolidated investments and swap contracts as of December 31, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$–	$42,958,458	$–	$42,958,458
Corporate Bonds	–	103,843,137	–	103,843,137
Foreign Government Bond	–	5,095	–	5,095
Mortgage Backed Securities	–	54,111,958	–	54,111,958
Municipal Bonds	–	7,606,986	–	7,606,986
Purchased Call Option	–	23,285,175	–	23,285,175
U.S. Government Agency Issues	–	43,110,133	–	43,110,133
U.S. Government Notes	–	126,186,912	–	126,186,912
Short Term Investments	14,137,272	766,660	–	14,903,932
Total Investments	$14,137,272	$401,874,514	$–	$416,011,786

Swap Contracts*
Long Total Return Swap Contracts	$–	$(13,099,219)	$–	$(13,099,219)
Total Swap Contracts	$–	$(13,099,219)	$–	$(13,099,219)

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s investment in swap contracts represents the net unrealized depreciation at December 31, 2020.

The LoCorr Long/Short Commodities Strategy Fund did not hold any Level 3 assets during the year.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	97

The following table summarizes LoCorr Market Trend Fund’s consolidated investments and other financial instruments as of December 31, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Asset Backed Securities	$–	$25,896,734	$–	$25,896,734
Corporate Bonds	–	56,276,076	–	56,276,076
Mortgage Backed Securities	–	25,737,497	–	25,737,497
Municipal Bonds	–	3,874,553	–	3,874,553
U.S. Government Agency Issues	–	24,273,947	–	24,273,947
U.S. Government Notes	–	64,906,039	–	64,906,039
Short Term Investments	16,924,215	711,538	–	17,635,753
Total Investments	$16,924,215	$201,676,384	$–	$218,600,599

Other Financial Instruments*
Forward Currency Contracts
Purchase	$–	$4,084,652	$–	$4,084,652
Sale	–	(794,907)	–	(794,907)
Total Forward Currency Contracts	–	3,289,745	–	3,289,745
Futures Contracts
Long	$14,352,622	$–	$–	$14,352,622
Short	261,349	–	–	261,349
Total Futures Contracts	14,613,971	–	–	14,613,971
Total Other Financial Instruments	$14,613,971	$3,289,745	$–	$17,903,716

See the Fund’s consolidated schedule of investments for the investments detailed by industry classification.

*	The fair value of the Fund’s other financial instruments represent the net unrealized appreciation (depreciation) at December 31, 2020.

The LoCorr Market Trend Fund did not hold any Level 3 assets during the year.

The following table summarizes LoCorr Dynamic Equity Fund’s investments, securities sold short and futures contracts as of December 31, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Common Stocks	$13,542,686	$–	$–	$13,542,686
Preferred Stock	22,944	–	–	22,944
Real Estate Investment Trusts	704,505	–	–	704,505
Short Term Investment	1,978,951	–	–	1,978,951
Total Investments	$16,249,086	–	–	$16,249,086
Securities Sold Short
Common Stocks	$(5,582,468)	$–	$–	$(5,582,468)
Exchange Traded Funds	(582,169)	–	–	(582,169)
Real Estate Investment Trusts	(152,548)	–	–	(152,548)
Total Securities Sold Short	$(6,317,185)	$–	$–	$(6,317,185)
Futures Contracts*
Long	$39,152	$–	$–	$39,152
Short	–	–	–	–
Total Futures Contracts	$39,152	$–	$–	$39,152

See the Fund’s schedule of investments and schedule of securities sold short for detail by industry classification.

*	The fair value of the Fund’s investment in futures contracts represent the net unrealized appreciation at December 31, 2020.

The LoCorr Dynamic Equity Fund did not hold any Level 3 assets or liabilities during the year.

98	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The following table summarizes LoCorr Spectrum Income Fund’s consolidated investments and other financial instruments as of December 31, 2020:

Security Classification	Level 1	Level 2	Level 3	Total
Investments
Business Development Companies	$6,597,475	$–	$–	$6,597,475
Closed-End Investment Companies	2,055,708	–	–	2,055,708
Common Stocks	14,096,338	–	–	14,096,338
Master Limited Partnerships	8,432,948	–	–	8,432,948
Preferred Stocks	3,506,559	–	–	3,506,559
Publicly Traded Partnerships	2,117,866	–	–	2,117,866
Real Estate Investment Trusts	8,662,887	–	–	8,662,887
Royalty Trust	508,967	–	–	508,967
Short Term Investment	1,766,574	–	–	1,766,574
Total Investments	$47,745,322	$–	$–	$47,745,322

See the Fund’s schedule of investments for detail by industry classification.

The LoCorr Spectrum Income Fund did not hold any Level 3 assets during the year.

The above guidance does not purport to delineate all factors that may be considered. The Adviser takes into consideration all indications of value available to it in determining the fair value assigned to a particular security.

Allocation of Income and Expenses

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative NAV of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses associated with a specific Fund in the Trust are charged to that Fund. Common expenses are typically allocated based upon the relative net assets of each Fund, or by other equitable means.

Deposits with Broker

Forward Currency and Futures Contracts

When trading derivative instruments, such as forward or futures contracts, a Fund is only required to post initial or variation margin with the exchange or clearing broker. The use of margin in trading these instruments has the effect of creating leverage, which can expose the Fund to substantial gains or losses occurring from relatively small price changes in the value of the underlying instrument and can increase the volatility of the Fund’s returns. Volatility is a statistical measure of the dispersion of returns of an investment, where higher volatility generally indicates greater risk. At December 31, 2020, the LoCorr Macro Strategies Fund and the LoCorr Market Trend Fund pledged cash and cash equivalents, defined as short-term, highly liquid investments that are readily convertible to known amounts of cash, at U.S. Bank, N.A. (“U.S. Bank”) of $10,440,000 and $6,740,000, respectively, to Bank of America Merrill Lynch for each Fund’s investment in forward currency contracts.

Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund is required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

At December 31, 2020 the LoCorr Macro Strategies Fund and LCMFS, collectively, had $46,528,047 in net cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statement of assets and liabilities. In addition, LCMFS pledged securities and cash with a fair value of $12,229 as collateral for derivative instruments.

At December 31, 2020 the LoCorr Market Trend Fund and LCMT, collectively, had $22,009,626 in net cash and cash equivalents including foreign currency on deposit with the broker for derivative instruments which is presented on the Fund’s consolidated statements of assets and liabilities. In addition, LCMT pledged cash at U.S. Bank with a value of $369,676 as collateral for derivative instruments.

At December 31, 2020 the LoCorr Dynamic Equity Fund had $339,715 in cash and cash equivalents on deposit with the broker for futures contracts which is presented on the Fund’s statements of assets and liabilities.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker (with the exception of futures contracts traded on the London Metal Exchange (“LME”)), are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The variation margin on LME futures contracts do not settle daily, but rather settle at their respective maturity dates. At period end, the unrealized appreciation and depreciation on LME futures contracts is shown as receivable for unsettled open futures contracts and payable for unsettled open futures contracts, respectively, on the Funds’ consolidated statements of assets and liabilities. The Funds expect to earn interest income on any margin deposits.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	99

Securities Sold Short

At December 31, 2020, the LoCorr Dynamic Equity Fund had cash on deposit with Morgan Stanley and J.P. Morgan in the amount of $5,383,030. In addition, at December 31, 2020, the LoCorr Dynamic Equity Fund pledged cash with U.S. Bank of $1,312,604 and foreign currency woth Morgan Stanley of $203,600 as collateral for securities sold short.

Swap Contracts

LCLSCS has a substantial portion of its assets on deposit with Deutsche Bank in connection with its trading of its swap contract. Assets deposited with Deutsche Bank in connection with the trading of the swap contract for LCLSCS are partially restricted due to deposit requirements. At December 31, 2020, the LoCorr Long/Short Commodities Strategy Fund had cash and cash equivalents on deposit with Deutsche Bank in the amount of $59,200,974, which is presented on the consolidated statements of assets and liabilities. In addition, at December 31, 2020, LCLSCS pledged securities with a fair value of $435,788 as collateral for the swap contract. Risks arise from the possible inability of the counterparty to meet the terms of its contract and may increase if the counterparty’s financial condition worsens.

Options

At December 31, 2020, the LoCorr Spectrum Income Fund had $552,147 in cash and cash equivalents on deposit with Pershing, LLC for options contracts which is presented on the Fund’s statement of assets and liabilities. In addition, the LoCorr Spectrum Income Fund pledged securities with a fair value of $2,766,144 as collateral for options.

Distributable Earnings and Investment Transactions

Net investment income and net realized gains (losses) may differ for financial reporting and tax purposes because of temporary or permanent book/tax differences. To the extent these differences are permanent; reclassifications are made to the appropriate equity accounts in the period that the difference arises.

Additionally, GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. See Note 7.

Distributions from Earnings

Shareholder transactions are recorded on trade date. Dividends from net investment income are declared and paid at least annually by the Funds. Distribution of net realized capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The character of distributions made during the periods from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to the difference in the recognition of income, expense and gain items for financial statement and tax purposes.

During the year ended December 31, 2020, dividends for the LoCorr Spectrum Income Fund were distributed monthly. The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. This estimate is based on the Fund’s operating results during the period. It is anticipated that a significant portion of the distributions of the Fund’s investments in MLP and certain investments in REITs and royalty trusts will be comprised of return of capital as a result of the tax character of cash distributions made by each Fund’s investments. The actual characterization of the distributions made during the period is not determined until after the end of the fiscal year.

The tax character of distributions paid during the periods was as follows:

	Year Ended December 31, 2020
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Macro Strategies Fund	$59,908,737	$3,450,209	$–
LoCorr Long/Short Commodities Strategy Fund	13,693,568	–	–
LoCorr Market Trend Fund	570,347	–	–
LoCorr Spectrum Income Fund	1,675,937	–	2,564,688

	Year Ended December 31, 2019
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital
LoCorr Macro Strategies Fund	$22,150,428	$9,803,103	$–
LoCorr Long/Short Commodities Strategy Fund	1,247,338	–	–
LoCorr Market Trend Fund	3,078,171	–	–
LoCorr Dynamic Equity Fund	–	93,541	–
LoCorr Spectrum Income Fund	1,265,581	–	4,048,760

100	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Federal Income Taxes

The Funds intend to qualify as regulated investment companies pursuant to Subchapter M of the Internal Revenue Code of 1986, as amended. The Funds intend to distribute substantially all of their investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2020, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by applicable tax authorities. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as interest or other expense in the statements of operations. During the year ended December 31, 2020, the Funds did not incur any interest or penalties.

For tax purposes, LCMFS, LCLSCS and LCMT are exempted Cayman Islands investment companies. LCMFS, LCLSCS and LCMT have each received an undertaking from the Government of the Cayman Islands exempting them from all local income, profits, and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, LCMFS, LCLSCS and LCMT are controlled foreign corporations (“CFCs”) and as such are not subject to U.S. income tax. However, as a wholly-owned CFC, the net income and capital gain of each CFC, to the extent of its earnings and profits, will be included each year in the respective Funds’ investment company taxable income.

Foreign Securities and Currency

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at period end, resulting from changes in exchange rates.

Forward Currency Contracts

Gains or losses are realized when foreign currency contracts are liquidated. Any change in net unrealized gain or loss is reported in the statements of operations.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Gains or losses are realized when contracts are liquidated. Closing out an open futures contract purchase or sale is affected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss.

The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Any change in net unrealized gain or loss is reported in the statements of operations.

Indemnifications

In the normal course of business, the Funds enter into contracts that contain general indemnifications to other parties. The Funds’ maximum exposure under these contracts is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Market and Credit Risks

The Funds may engage in the speculative trading of U.S. and foreign futures, forward currency and swap contracts (collectively, “derivatives”). The Funds are exposed to both market risk, which is the risk arising from changes in the fair value of the contracts and credit risk, which is the risk of failure by another party to perform according to the terms of a contract.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	101

Purchase and sale of futures contracts requires margin deposits with the broker. Additional deposits may be necessary for any loss on contract value. The Commodity Exchange Act requires a broker to segregate all customer transactions and assets from such broker’s proprietary activities. A customer’s cash and other property (for example, U.S. government securities) deposited with a broker are considered commingled with all other customer funds subject to the broker’s segregation requirements. In the event of a broker’s insolvency, recovery may be limited to a pro rata share of segregated funds available. It is possible that the recovered amount could be less than total cash and other property deposited.

For derivatives, risks arise from changes in the fair value of the contracts. Theoretically, the Funds are exposed to a market risk equal to the notional contract value of swap, futures and forward currency contracts purchased and unlimited liability on such contracts sold short.

The Funds also engage in investing its assets in U.S. government securities. Risks arise from investments in U.S. government securities due to possible market illiquidity. U.S. government securities are also sensitive to changes in interest rates and economic conditions.

The Funds have established procedures to actively monitor market risk and minimize credit risk, although there can be no assurance that they will, in fact, succeed in doing so.

The global outbreak of COVID-19 (commonly referred to as “coronavirus”) has disrupted economic markets and the prolonged economic impact is uncertain. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The operational and financial performance of the issuers of securities in which the Funds invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn adversely affect the value and liquidity of the Funds’ investments, impair the Funds’ ability to satisfy redemption requests, and negatively impact the Funds’ performance.

Options on Securities

The Funds may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Option trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Security Transactions and Investment Income

Security transactions are recorded on trade date. Generally, realized gains and losses on sales of investments are calculated on the specifically identified cost basis of the securities.

In accordance with the investment restrictions outlined within the Funds’ respective prospectus, each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the Securities Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private investments or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid. Under guidelines adopted by the Trust’s Board, the Adviser of the Funds may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. At December 31, 2020, the Adviser deemed all of the 144A securities held in the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund to be liquid. At December 31, 2020, there were no illiquid or restricted securities held in the LoCorr Dynamic Equity Fund or the LoCorr Spectrum Income Fund.

102	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Dividend income, less foreign taxes withheld, if any, are recorded on the ex-dividend date.

Distributions received from the investments in MLP interests, REITs, private investments, closed end funds, business development companies and royalty trusts generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Funds use estimates to characterize these distributions received as return of capital, capital gains or ordinary income. Such estimates are based on historical information available from each MLP, REIT, private investment, closed end fund, business development company or royalty trust and other industry sources. These estimates may subsequently be revised based on information received from the MLP, REIT, private investment, closed end fund, business development company or royalty trust after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds. The distributions received from the MLP, REIT, private investment, closed end fund, business development company and royalty trust securities that have been classified as income and capital gains are included in investment income and net realized gain (loss) on investments, respectively, on the statements of operations. The distributions received that are classified as return of capital reduce the cost of investments on the statements of assets and liabilities.

Interest income and expense are recognized on the accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security using the effective yield method.

Short Sales

The Funds may sell securities short. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Funds are required to make a margin deposit in connection with such short sales; the Funds may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time a Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the close of a short sale. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged. Gains or losses from closed positions of securities sold short are presented as net realized gain or loss on securities sold short on the statements of operations.

In addition, the Funds are required to pay the lender any dividends declared on short positions. Dividends declared on open short positions are recorded on ex-date and shown as an expense for financial reporting purposes. To borrow the security, the Funds also may be required to pay fees, which are shown as an expense for financial reporting purposes.

To the extent the Funds sell securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current fair value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is “against the box” to the extent the Funds contemporaneously own, or have the right to obtain at no added cost, securities identical to those sold short. Short sales are collateralized by cash deposits with the counterparty broker and pledged securities held at the custodian, U.S. Bank. The collateral required is determined daily by reference to the fair value of the short positions.

Total Return Swap Contracts

The Funds may enter into total return swap agreements. A total return swap entered into by the Funds is a derivative contract that transfers the market risk of underlying portfolios of futures contracts, forward currency contracts and foreign currencies (considered the “index” within each total return swap contract) between counterparties. The “notional amount” of each total return swap agreement is the agreed upon amount or value of the index used for calculating the returns that the parties to a swap agreement have agreed to exchange. The total return swaps are marked to market daily and any change is recorded in unrealized gain/loss on the consolidated statements of operations based on the value of the index on which the total return swap is referenced, as defined within the total return swap agreement between the counterparties. The composition of the index may vary based on how the underlying portfolio of futures contracts, forward currency contracts and foreign currencies is traded. A Fund’s obligation under total return swap agreement, including any related fees, offset against amounts owed to the Fund in the case of positive performance, will be covered by designating liquid assets on the Fund’s books and records (see the consolidated statement of assets and liabilities for deposits with broker for derivative instruments). Gains or losses will be realized when the total return swap contracts are liquidated and will be presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Changes in notional value and any cash holding adjustments, which represent voluntary realizations by a Fund of swap value at any point in time, are also presented as net realized gain or loss on swap contracts on the consolidated statements of operations. Further, any cash holding adjustments realized by a Fund are subject to interest charges, which are recorded as part of unrealized gain/loss on the consolidated statements of operations. A corresponding asset or liability for “advance receipt on swap contracts” or “advance payment on swap contracts,” respectively, is recorded on the consolidated statements of assets and liabilities for the gain or loss realized on changes in notional value. Total return swaps outstanding at period end, if any, are listed after the Funds’ consolidated schedules of investments.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	103

Warrants

The Funds may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

3. Derivative and Other Financial Instruments

The Funds may invest in derivatives such as futures, forward currency and swap contracts, in order to hedge against market movements while liquidating certain positions and buying other securities or as substitutes for securities, as well as for speculative purposes to gain exposure to such market movements.

The Funds’ market risk related to their derivatives trading is influenced by a wide variety of factors, including the level and volatility of interest rates, exchange rates, weather, supply and demand of commodities, the market value of futures and forward currency contracts, the diversification effects among the Funds’ open positions and the liquidity of the markets in which they trade.

The following are the primary trading risk exposures by market sector of the Funds as encompassed in the total return swap contracts:

Agricultural. (grains, livestock and softs). The Funds’ primary exposure is to agricultural price movements which are often directly affected by severe or unexpected weather conditions.

Currencies. Exchange rate risk is a principal market exposure of the Funds. The Funds’ currency exposure is to exchange rate fluctuations, primarily fluctuations which disrupt the historical pricing relationships between different currencies and currency pairs. The fluctuations are influenced by interest rate changes as well as political and general economic conditions. The Funds trade in a large number of currencies including cross-rates– e.g., positions between two currencies other than the U.S. dollar.

Energy. The Funds’ primary energy market exposure is to gas and oil price movements, often resulting from political developments in the Middle East and economic conditions worldwide. Energy prices are volatile and substantial profits and losses have been and are expected to continue to be experienced in this market.

Interest Rates. Interest rate movements directly affect the price of the sovereign bond futures positions held by the Funds and indirectly the value of its stock index currency positions. Interest rate movements in one country as well as relative interest rate movements between countries may materially impact the Funds’ profitability. The Funds’ primary interest rate exposure is to interest rate fluctuations in countries or regions including Australia, Canada, Japan, Switzerland, the United Kingdom, the United States and the Eurozone. However, the Funds also may take positions in futures contracts on the government debt of other nations. The Funds anticipate that interest rates in these industrialized countries or areas, both long-term and short-term, will remain a primary market exposure of the Funds for the foreseeable future.

Metals. The Funds’ metals market exposure is to fluctuations in the price of aluminum, copper, gold, lead, nickel, palladium, tin, silver and zinc.

Stock index. The Funds’ equity exposure, through stock index futures, is to equity price risk in the major industrialized countries as well as other countries.

The Fund invests in options which are not traded on an exchange. In doing so, it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to market and settlement, segregation and minimum capital requirements applicable to intermediaries. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. During the year ended December 31, 2020, the Fund extended the maturity of the option to August 25, 2022.

At December 31, 2020, the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Dynamic Equity Fund held derivative and other financial instruments which are not subject to a master netting arrangement. As the tables below illustrate, no positions are netted in these consolidated and non-consolidated financial statements.

104	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Macro Strategies Fund – December 31, 2020
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$14,686,041	$–	$14,686,041	$–	$–	$14,686,041
Futures contracts (a)	7,764,925	–	7,764,925	–	–	7,764,925
Total	$22,450,966	$–	$22,450,966	$–	$–	$22,450,966

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$9,619,242	$–	$9,619,242	$–	$(9,619,242)	$–
Futures contracts (a)	552,730	–	552,730	–	(552,730)	–
Total	$10,171,972	$–	$10,171,972	$–	$(10,171,972)	$–

LoCorr Long/Short Commodities Strategy Fund – December 31, 2020
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Swap Contracts*	$14,113,147	$–	$14,113,147	$–	$–	$14,113,147
Total	$14,113,147	$–	$14,113,147	$–	$–	$14,113,147

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Swap Contracts	$13,099,219	$–	$13,099,219	$–	$(13,099,219)	$–
Total	$13,099,219	$–	$13,099,219	$–	$(13,099,219)	$–

*Represents advance receipt on swap contracts.

LoCorr Market Trend Fund – December 31, 2020
Assets:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Received)	Net Amount
Forward currency contracts	$4,233,215	$–	$4,233,215	$–	$–	$4,233,215
Futures contracts (a)	4,282,160	–	4,282,160	–	–	4,282,160
Total	$8,515,375	$–	$8,515,375	$–	$–	$8,515,375

Liabilities:				Gross Amounts not offset in the Consolidated Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets & Liabilities	Net Amounts Presented in the Consolidated Statement of Assets & Liabilities	Financial Instruments	Collateral Received (Pledged)	Net Amount
Forward currency contracts	$943,470	$–	$943,470	$–	$(943,470)	$–
Futures contracts (a)	44,509	–	44,509	–	(44,509)	–
Total	$987,979	$–	$987,979	$–	$(987,979)	$–

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	105

LoCorr Dynamic Equity Fund – December 31, 2020
Assets:				Gross Amounts not offset in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts Presented in the Statement of Assets & Liabilities	Financial Instruments	Collateral Pledged (Pledged)	Net Amount
Futures contracts (a)	$4,054	$–	$4,054	$–	$–	$4,054
Total	$4,054	$–	$4,054	$–	$–	$4,054

(a)     Reflects the current day variation margin and unsettled open futures contracts are separately reported within the Fund’s consolidated and non-consolidated statement of assets and liabilities.

The Funds have adopted authoritative standards regarding disclosure about derivatives and hedging activities and how they affect the Funds’ consolidated statements of assets and liabilities and consolidated statements of operations.

Since the derivatives held long or short are for speculative trading purposes, the derivative instruments are not designated as hedging instruments. Accordingly, all realized gains and losses, as well as any change in net unrealized gains or losses on open contracts from the preceding period, are recognized as part of realized and unrealized gain (loss) in the consolidated statements of operations.

The following table presents the fair value of consolidated derivative instruments for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the non-consolidated derivative instruments for the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund as of December 31, 2020 as presented on each Fund’s consolidated and non-consolidated statements of assets and liabilities:

			Net Unrealized
	Fair Value		Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Macro Strategies Fund
Forward Currency Contracts(a)
Long	$13,991,849	$550,470	$13,441,379
Short	694,192	9,068,772	(8,374,580)
Total Forward Currency Contracts	14,686,041	9,619,242	5,066,799
Futures Contracts(b)
Long Contracts
Commodity	19,267,380	98,068	19,169,312
Equity	5,604,225	314,398	5,289,827
Interest rate	4,177,924	126,195	4,051,729
Total Long Contracts	29,049,529	538,661	28,510,868
Short Contracts
Commodity	632,351	722,724	(90,373)
Equity	253,878	2,172	251,706
Foreign exchange	58,282	–	58,282
Interest rate	101,379	58,288	43,091
Total Short Contracts	1,045,890	783,184	262,706
Total Futures Contracts	30,095,419	1,321,845	28,773,574
Total Forward Currency Contracts and Futures Contracts	$44,781,460	$10,941,087	$33,840,373
LoCorr Long/Short Commodities Strategy Fund
Long Total Return Swap Contracts
LoCorr Commodities Index	$–	$13,099,219	$(13,099,219)
Purchased Call Option	$23,285,175	$–	$4,361,894

106	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

			Net Unrealized
	Fair Value		Gain (Loss) on
Derivatives Not Accounted for as Hedging Instruments	Assets	Liabilities	Open Positions
LoCorr Market Trend Fund
Forward Currency Contracts(a)
Long	$4,183,234	$98,582	$4,084,652
Short	49,981	844,888	(794,907)
Total Forward Currency Contracts	4,233,215	943,470	3,289,745

Futures Contracts(b)
Long Contracts
Commodity	10,507,895	–	10,507,895
Equity	2,177,312	226,657	1,950,655
Interest rate	1,973,715	79,643	1,894,072
Total Long Contracts	14,658,922	306,300	14,352,622
Short Contracts
Commodity	317,660	126,861	190,799
Equity	–	–	–
Foreign exchange	36,303	–	36,303
Interest rate	65,500	31,253	34,247
Total Short Contracts	419,463	158,114	261,349
Total Futures Contracts	15,078,385	464,414	14,613,971
Total Forward Currency Contracts and Futures Contracts	$19,311,600	$1,407,884	$17,903,716
LoCorr Dynamic Equity Fund
Futures Contracts(b)
Long Contracts
Equity	$39,152	$–	$39,152
Total Long Contracts	39,152	–	39,152
Total Futures Contracts	$39,152	$–	$39,152

(a)	Unrealized appreciation on forward currency contracts is a receivable and unrealized depreciation on forward currency contracts is a payable on the Fund’s consolidated statement of assets and liabilities.
(b)	Reflects the cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Fund’s consolidated and non-consolidated schedule of open futures contracts. Only the current day variation margin and unsettled open futures contracts is separately reported within the Fund’s consolidated and non-consolidated statement of assets and liabilities.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	107

The following table presents the results of the derivative trading and information related to volume for the year ended December 31, 2020 for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund. The below captions of “Net Realized” and “Net Change in Unrealized” correspond to the captions in each Fund’s consolidated and non-consolidated statement of operations.

	Gain (Loss) from Trading
Fund and Type of Derivative Instrument	Net Realized	Net Change in Unrealized
LoCorr Macro Strategies Fund
Forward Currency Contracts	$(562,610)	$8,808,073
Futures Contracts
Commodity	32,323,094	18,588,667
Equity	(74,138,528)	4,119,978
Foreign exchange	3,355,894	91,304
Interest rate	33,844,992	6,143,564
Total Futures Contracts	(4,614,548)	28,943,513
Total Forward Currency Contracts and Futures Contracts	$(5,177,158)	$37,751,586

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$204,845	$13,062,942
Purchased Call Option	$–	$4,361,894

LoCorr Market Trend Fund
Forward Currency Contracts	$(6,295,791)	$5,124,121
Futures Contracts
Commodity	(2,685,459)	10,306,156
Equity	(21,144,982)	628,502
Foreign exchange	342,599	69,315
Interest rate	13,275,034	4,393,216
Total Futures Contracts	(10,212,808)	15,397,189
Total Forward Currency Contracts and Futures Contracts	$(16,508,599)	$20,521,310

LoCorr Dynamic Equity Fund
Futures Contract
Equity	$367,013	$28,661
Total Futures Contract	$367,013	$28,661

LoCorr Spectrum Income Fund
Options
Purchased Options(d)	3,499,825	52,002
Written Options	(492,743)	49,495
Total Options	$3,007,082	$101,500

(d)	Purchased options are included within net realized gain (loss) on investments and net change in unrealized appreciation/depreciation on investments.

108	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The average monthly notional amount is shown as an indicator of volume. The average monthly notional amounts during the year ended December 31, 2020 were:

	Average Notional Amount
	Long Contracts	Short Contracts
LoCorr Macro Strategies Fund
Forward Currency Contracts	$1,098,699,240	$1,023,768,979
Futures Contracts	3,475,057,518	548,616,115

LoCorr Long/Short Commodities Strategy Fund
Swap Contracts	$321,868,175	$–

LoCorr Market Trend Fund
Forward Currency Contracts	$381,855,669	$340,923,377
Futures Contracts	1,754,381,430	258,714,200

LoCorr Dynamic Equity Fund
Futures Contracts	$3,882,878	$223,528

LoCorr Spectrum Income Fund
Options	$15,805,175	$12,426,270

The swap contracts and the commodity-related futures contracts reported in the tables in Note 3 represent balances and activity of each Fund’s respective wholly-owned and controlled subsidiary. See Note 2.

The Fund considers the purchased put option held in LCLSCS at December 31, 2020, as noted on the consolidated schedule of investments, to be an accurate representation of the volume of activity for the year ended December 31, 2020.

Please refer to the Funds’ prospectus for a full listing of risks associated with these investments.

4. Investment Transactions

The cost of security purchases and proceeds from security sales, excluding short-term investments, derivative instruments, short sales and purchases to cover short sales for the year ended December 31, 2020 were as follows:

	U.S. Government Obligations		All Other
	Purchases	Sales	Purchases	Sales
LoCorr Macro Strategies Fund	$370,808,266	$250,382,499	$386,730,730	$237,253,722
LoCorr Long/Short Commodities Strategy Fund	180,164,568	106,586,201	181,189,834	69,433,594
LoCorr Market Trend Fund	133,027,404	169,698,845	124,374,809	112,907,369
LoCorr Dynamic Equity Fund	–	–	146,439,124	153,149,405
LoCorr Spectrum Income Fund	–	–	43,983,529	54,548,338

5. Management Fees and Other Transactions with Affiliates

Management Agreement

The Trust has a Management Agreement with the Adviser, with whom certain officers and Trustees of the Funds are affiliated, to furnish investment advisory services to the Funds. Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee as follows:

Annual Advisory Fee as a Percentage
Fund	of the Average Daily Net Assets of the Fund
LoCorr Macro Strategies Fund	1.65%
LoCorr Market Trend Fund	1.50%
LoCorr Dynamic Equity Fund	1.50%
LoCorr Spectrum Income Fund	1.30%

Pursuant to the amended Management Agreement, the Adviser is entitled to receive a fee, in accordance with the Incremental Advisory Fee schedule below based on the LoCorr Long/Short Commodities Strategy Fund’s average daily net assets.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	109

Net Assets for the LoCorr Long/Short	Incremental
Commodities Strategy Fund	Advisory Fee*
$0.0 – $0.5 billion	1.50%
$0.5 – $1.0 billion	1.40%
$1.0 – $1.5 billion	1.30%
$1.5 – $2.0 billion	1.20%
$2.0 – $2.5 billion	1.10%
Over $2.5 billion	1.00%

*	Incremental advisory fee represents the fees paid on net assets at the related net asset level. For example, with $3 billion in net assets in the Fund, the Adviser would earn 1.50% on the first $500 million, plus 1.30% on the next $500 million, plus 1.20% on the next $500 million, plus 1.10% on the next $500 million, plus 1.00% on the final $500 million.

Fund	Management Fees For the Year Ended December 31, 2020	Accrued Net Management Fees as of December 31, 2020
LoCorr Macro Strategies Fund	$16,831,107	$1,604,425
LoCorr Long/Short Commodities Strategy Fund	5,952,439	602,982
LoCorr Market Trend Fund	3,880,402	325,435
LoCorr Dynamic Equity Fund	305,888	–
LoCorr Spectrum Income Fund	679,761	45,148

Sub-Advisory Agreements

Sub-advisory services are provided to the Funds, pursuant to agreements between the Adviser and the below listed sub-advisers. Under the terms of these sub-advisory agreements, the Adviser compensates the sub-advisers based on the portion of each Fund’s average daily net assets which they have been allocated to manage.

LoCorr Macro Strategies Fund:
Graham Capital Management, L.P.	LoCorr Dynamic Equity Fund:
Millburn Ridgefield Corporation	Billings Capital Management LLC
Nuveen Asset Management, LLC	First Quadrant, L.P.
Revolution Capital Management LLC	Kettle Hill Capital Management, LLC

LoCorr Long/Short Commodities Strategy Fund:	LoCorr Spectrum Income Fund:
Nuveen Asset Management, LLC	Bramshill Investments, LLC

LoCorr Market Trend Fund:

Graham Capital Management, L.P.

Nuveen Asset Management, LLC

The Adviser is solely responsible for the payment of the sub-adviser’s fees, and the sub-adviser agrees not to seek payment of its fees from the Trust or the Funds.

Expense Limitation Agreement

The Funds’ Adviser has contractually agreed to waive management fees and/or reimburse the Funds for expenses they incur, but only to the extent necessary to maintain the Funds’ total annual operating expenses after fee waiver and/or reimbursement (excluding any Rule 12b-1 distribution and/or servicing fees, taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expenses on short sales, swap fees, indirect expenses, expenses of other investment companies in which the Funds may invest, or extraordinary expenses such as litigation expenses and inclusive of offering and organizational costs incurred prior to the commencement of operations) at the percentages listed below:

	Expense Limit as a Percentage of the
Fund	Average Daily Net Assets of the Fund	Effective Period Through
LoCorr Macro Strategies Fund	1.99%	April 30, 2021
LoCorr Long/Short Commodities Strategy Fund	1.95%	April 30, 2021
LoCorr Market Trend Fund	1.95%	April 30, 2021
LoCorr Dynamic Equity Fund	1.99%	April 30, 2021
LoCorr Spectrum Income Fund	1.80%	April 30, 2021

Any waiver or reimbursement is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the expenses occurred, if the Fund is able to make the repayment without exceeding its current expense limitations and the repayment is approved by the Board.

110	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

The total amounts of management fees waived and/or expenses reimbursed which are subject to recovery, and their related expiration date are as follows:

LoCorr Macro Strategies Fund

	Management Fees	Recovery to Adviser		Subject to Recovery on or
	(Waived) by Adviser	Year Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	December 31, 2020	Subject to Recovery	December 31,
Year Ended December 31, 2020	$–	$–	$–	2023
Year Ended December 31, 2019	–	–	–	2022
Year Ended December 31, 2018	(29,733)	29,733	–	2021
Total	$(29,733)	$29,733	$–

LoCorr Dynamic Equity Fund

	Management Fees	Recovery to Adviser		Subject to Recovery on or
	(Waived) by Adviser	Year Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	December 31, 2020	Subject to Recovery	December 31,
Year Ended December 31, 2020	$(278,103)	$-	$(278,103)	2023
Year Ended December 31, 2019	(192,060)	-	(192,060)	2022
Year Ended December 31, 2018	(95,089)	-	(95,089)	2021
Total	$(565,252)	$-	$(565,252)

LoCorr Spectrum Income Fund

	Management Fees	Recovery to Adviser - Net		Subject to Recovery on or
	(Waived) by Adviser	Year Ended	Remaining Available	Before Fiscal Year Ending
Period	Subject to Recovery	December 31, 2020	Subject to Recovery	December 31,
Year Ended December 31, 2020	$(70,114)	$–	$(70,114)	2023
Year Ended December 31, 2019	–	–	–	2022
Year Ended December 31, 2018	–	–	–	2021
Total	$(70,114)	$–	$(70,114)

For the year ended December 31, 2017, fees waived by the Adviser for the LoCorr Dynamic Equity Fund totaling $58,609, expired on December 31, 2020 and are no longer eligible for recovery by the Adviser.

At December 31, 2020, there were no fees subject to recovery for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund or the LoCorr Market Trend Fund.

Rule 12b-1 Distribution Agreement

The Funds have entered into a Rule 12b-1 distribution agreement with Quasar Distributors, LLC (“Quasar”). Class A shareholders pay distribution expenses to Quasar at the annual rate of 0.25% of the Fund’s average daily net assets. Class C shareholders pay to Quasar an annual rate of 1.00%, which is comprised of 0.75% in distribution expenses and 0.25% in service fees, of the Fund’s average daily net assets. Class I shareholders pay no 12b-1 fees.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	111

6. Fund Shares

At December 31, 2020, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each class of the Funds:

LoCorr Macro Strategies Fund – Class A
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	4,716,157	40,079,233	2,144,444	$18,148,825
Shares Issued in Connection with Reorganization	818,672	7,154,396	–	–
Reinvestment of Distributions	351,493	2,927,933	254,760	2,173,104
Shares Redeemed	(3,086,234)	(26,552,310)	(3,095,461)	(25,657,370)
	2,800,088	$23,609,252	(696,257)	$(5,335,441)
Beginning Shares	6,230,388		6,926,645
Ending Shares	9,030,476		6,230,388
LoCorr Macro Strategies Fund – Class C
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	735,024	$6,010,955	957,663	$7,841,829
Shares Issued in Connection with Reorganization	115,243	970,352	–	–
Reinvestment of Distributions	259,232	2,053,116	232,778	1,892,487
Shares Redeemed	(1,512,807)	(12,342,406)	(2,377,030)	(18,811,574)
	(403,308)	$(3,307,983)	(1,186,589)	$(9,077,258)
Beginning Shares	5,789,943		6,976,532
Ending Shares	5,386,635		5,789,943
LoCorr Macro Strategies Fund – Class I
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	73,017,857	$640,810,543	50,459,501	$431,935,788
Shares Issued in Connection with Reorganization	5,647,389	49,750,401	–	–
Reinvestment of Distributions	6,081,373	51,509,334	2,951,798	25,562,570
Shares Redeemed	(45,653,059)	(399,541,357)	(25,132,053)	(212,548,174)
	39,093,560	$342,528,921	28,279,246	$244,950,184
Beginning Shares	83,531,983		55,252,737
Ending Shares	122,625,543		83,531,983
LoCorr Macro Strategies Fund
Total Net Increase		$362,830,190		$230,537,485
LoCorr Long/Short Commodities Strategy Fund – Class A
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	2,181,652	$21,959,749	2,208,398	$21,399,126
Reinvestment of Distributions	63,271	616,890	11,010	101,404
Shares Redeemed	(4,473,884)	(45,549,248)	(4,245,464)	(40,458,908)
	(2,228,961)	$(22,972,609)	(2,026,056)	$(18,958,378)
Beginning Shares	4,913,521		6,939,577
Ending Shares	2,684,560		4,913,521
LoCorr Long/Short Commodities Strategy Fund – Class C
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	251,310	$2,442,849	306,455	$2,836,546
Reinvestment of Distributions	17,021	158,973	49	436
Shares Redeemed	(177,356)	(1,707,358)	(239,752)	(2,202,571)
	90,975	$894,464	66,752	$634,411
Beginning Shares	747,514		680,762
Ending Shares	838,489		747,514
LoCorr Long/Short Commodities Strategy Fund – Class I
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	38,743,237	$400,829,667	16,269,252	$159,804,741
Reinvestment of Distributions	1,026,115	10,117,496	99,106	923,666
Shares Redeemed	(17,200,077)	(176,283,092)	(12,750,256)	(122,918,257)
	22,569,275	$234,664,071	3,618,102	$37,810,150
Beginning Shares	21,745,810		18,127,708
Ending Shares	44,315,085		21,745,810
LoCorr Long/Short Commodities Strategy Fund
Total Net Increase		$212,585,926		$19,486,183

112	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

LoCorr Market Trend Fund – Class A
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	298,426	$3,250,712	627,962	$6,723,844
Reinvestment of Distributions	–	–	10,896	122,254
Shares Redeemed	(812,653)	(8,875,621)	(2,043,409)	(20,267,323)
	(514,227)	$(5,624,909)	(1,404,551)	$(13,421,225)
Beginning Shares	1,963,697		3,368,248
Ending Shares	1,449,470		1,963,697

LoCorr Market Trend Fund – Class C
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	59,186	$633,263	77,522	$846,098
Shares Redeemed	(392,452)	(4,127,730)	(1,102,095)	(10,783,418)
	(333,266)	$(3,494,467)	(1,024,573)	$(9,937,320)
Beginning Shares	1,498,722		2,523,295
Ending Shares	1,165,456		1,498,722

LoCorr Market Trend Fund – Class I
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	8,851,198	$96,849,535	8,839,130	$91,327,306
Reinvestment of Distributions	49,414	551,952	251,525	2,832,170
Shares Redeemed	(10,571,183)	(114,309,560)	(18,138,179)	(180,568,641)
	(1,670,571)	$(16,908,073)	(9,047,524)	$(86,409,165)
Beginning Shares	20,922,885		29,970,409
Ending Shares	19,252,314		20,922,885

LoCorr Market Trend Fund
Total Net Decrease		$(26,027,449)		$(109,767,710)

LoCorr Dynamic Equity Fund – Class A
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	50,164	$499,777	189,196	$2,062,456
Reinvestment of Distributions	–	–	1,895	21,229
Shares Redeemed	(322,671)	(3,199,298)	(443,541)	(4,841,813)
	(272,507)	$(2,699,521)	(252,450)	$(2,758,128)
Beginning Shares	601,952		854,402
Ending Shares	329,445		601,952

LoCorr Dynamic Equity Fund – Class C
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	4,223	$36,979	22,329	$233,664
Reinvestment of Distributions	–	–	1,253	13,311
Shares Redeemed	(161,078)	(1,472,858)	(198,688)	(2,074,232)
	(156,855)	$(1,435,879)	(175,106)	$(1,827,257)
Beginning Shares	379,758		554,864
Ending Shares	222,903		379,758

LoCorr Dynamic Equity Fund – Class I
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	544,142	$5,728,123	697,873	$7,854,144
Reinvestment of Distributions	–	–	4,653	53,091
Shares Redeemed	(1,031,948)	(10,110,308)	(861,590)	(9,417,635)
	(487,806)	$(4,382,185)	(159,064)	$(1,510,400)
Beginning Shares	1,483,312		1,642,376
Ending Shares	995,506		1,483,312
LoCorr Dynamic Equity Fund
Total Net Decrease		$(8,517,585)		$(6,095,785)

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	113

LoCorr Spectrum Income Fund – Class A
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	284,686	$1,707,329	1,099,641	$7,558,681
Reinvestment of Distributions	171,555	926,014	189,433	1,298,660
Shares Redeemed	(1,893,903)	(10,310,359)	(1,245,746)	(8,548,540)
Redemption Fees	–	4,449	–	483
	(1,437,662)	$(7,672,567)	43,328	$309,284
Beginning Shares	3,656,243		3,612,915
Ending Shares	2,218,581		3,656,243

LoCorr Spectrum Income Fund – Class C
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	96,324	$617,906	428,428	$2,971,366
Reinvestment of Distributions	144,053	784,112	141,182	977,534
Shares Redeemed	(781,385)	(4,311,479)	(756,070)	(5,246,921)
Redemption Fees	–	218	–	63
	(541,008)	$(2,909,243)	(186,460)	$(1,297,958)
Beginning Shares	2,680,691		2,867,151
Ending Shares	2,139,683		2,680,691

LoCorr Spectrum Income Fund – Class I
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Amount	Shares	Amount
Shares Sold	1,412,246	$8,309,828	1,980,491	$13,626,906
Reinvestment of Distributions	239,666	1,291,002	248,951	1,704,587
Shares Redeemed	(2,558,879)	(13,508,228)	(2,279,259)	(15,657,404)
Redemption Fees	–	275	–	1,016
	(906,967)	$(3,907,123)	(49,817)	$(324,895)
Beginning Shares	4,370,282		4,420,099
Ending Shares	3,463,315		4,370,282
LoCorr Spectrum Income Fund
Total Net Decrease		$(14,488,933)		$(1,313,569)

7. Federal Tax Information

At December 31, 2020, the components of accumulated earnings (losses) on a tax basis were as follows(1):

	LoCorr Macro Strategies Fund (2)	LoCorr Long/Short Commodities Strategy Fund (2)	LoCorr Market Trend Fund (2)
Tax cost of portfolio	$1,121,065,283	$495,007,071	$220,165,613

Gross unrealized appreciation	$49,541,026	$12,116,511	$17,114,743
Gross unrealized depreciation	(2,029,719)	(13,242,321)	(197,108)
Net unrealized appreciation (depreciation)	47,511,307	(1,125,810)	16,917,635
Undistributed ordinary income	12,994,597	43,925	–
Undistributed long-term capital gains	–	–	–
Total earnings accumulated	12,993,050	43,925	–
Other accumulated losses	(15,877,721)	–	(9,345,944)
Total distributable earnings (accumulated losses)	$44,628,183	$(1,081,885)	$7,571,691

	LoCorr Dynamic Equity Fund	LoCorr Spectrum Income Fund
Tax cost of portfolio	$14,526,547	$41,179,403
Gross unrealized appreciation	$2,777,030	$9,130,806
Gross unrealized depreciation	(1,732,383)	(2,564,887)
Net unrealized appreciation	1,044,647	6,565,919

Undistributed ordinary income	–	–
Undistributed long-term capital gains	–	–
Total earnings accumulated	–	–
Other accumulated losses	(965,947)	(36,114,076)
Total distributable earnings (accumulated losses)	$78,700	$(29,548,157)

(1)	Total Portfolio represents aggregate amounts of Fund’s investments, securities sold short, forward currency contracts and futures contracts, where applicable.
(2)	Tax Cost is presented on a non-consolidated basis and includes each of the Fund’s investment in the respective CFC’s and the unrealized appreciation and depreciation associated with those investments.

114	LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial
Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)

Undistributed income or net realized gains for financial statement purposes may differ from amounts recognized for federal income tax purposes due to differences in the recognition and characterization of income, expense and capital gain items. The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributed primarily to the tax deferral of losses on wash sales, mark to market on forward currency contracts and futures contracts, organizational expenses, investments in partnerships and other temporary differences.

The following reclassifications were made within the components of net assets as of December 31, 2020:

	Total Distributable Earnings/(Accumulated Loss)	Paid-in Capital
LoCorr Macro Strategies Fund	$30,647,208	$(30,647,208)
LoCorr Long/Short Commodities Strategy Fund	12,533,396	(12,533,396)
LoCorr Market Trend Fund	3,427,561	(3,427,561)
LoCorr Dynamic Equity Fund	225,359	(225,359)
LoCorr Spectrum Income Fund	532,580	(532,580)

The LoCorr Macro Strategies Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Long/Short Commodities Strategy Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and equalization.

The LoCorr Market Trend Fund’s reclassifications are primarily attributable to certain reclassifications related to the Fund’s wholly-owned subsidiary and the result of the Fund’s net operating losses.

The LoCorr Dynamic Equity Fund’s reclassifications are primarily the result of the Fund’s net operating losses/reclasses and prior year true-ups.

The LoCorr Spectrum Income Fund’s reclassifications are primarily attributable to certain reclassifications related to partnership basis adjustments and prior year true-ups.

Under the current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer no capital losses for the fiscal year ended December 31, 2020:

	Post October	Late Year
	Loss Deferral	Loss Deferral
LoCorr Market Trend Fund	$–	$69,121
LoCorr Spectrum Income Fund	–	114,080

At December 31, 2020, accumulated net realized capital loss carryovers, if any, and the year(s) in which the capital loss carryovers expire were:

	Capital Loss Carryover		Year of
	Short-Term	Long-Term	Expiration
LoCorr Macro Strategies Fund	$16,149,213	$–	Indefinitely
LoCorr Market Trend Fund	9,263,923	–	Indefinitely
LoCorr Dynamic Equity Fund	498,096	392,513	Indefinitely
LoCorr Spectrum Income Fund	13,860,781	22,070,168	Indefinitely

During the year ended December 31, 2020, the LoCorr Dynamic Equity Fund utilized capital loss carryover of $385,378. The LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund and the LoCorr Spectrum Income Fund did not utilize any capital loss carryovers during the year ended December 31, 2020.

8. Line of Credit

The Trust entered into an unsecured, uncommitted Loan Agreement (“Line of Credit” or “LOC”) with U.S. Bank not individually but as an umbrella facility on behalf of the Funds in the Trust. The LOC expires on March 9, 2021. The LOC was established to provide the Funds a temporary short-term liquidity source, subject to certain restrictions, covenants and the right of setoff on the Funds’ assets, to meet unanticipated redemptions. Under terms of the LOC, borrowings for each Fund are limited to the lesser of one-third of the net unencumbered assets (including the amount borrowed) of the respective Fund, 5% of the gross assets of the respective Fund or $50 million in the aggregate for all of the Funds under this agreement. U.S. Bank, N.A. charges an interest rate per annum equal to the Prime Rate (3.25% as of December 31, 2020).

The Funds did not utilize the Line of Credit during the year ended December 31, 2020.

LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund and LoCorr Market Trend Fund – Notes to Consolidated Financial Statements / LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund – Notes to Financial Statements (continued)	115

9. Subsequent Events

Declaration of Dividends

The LoCorr Spectrum Income Fund declared the following ordinary income distributions:

Dividend Declaration	Shareholder of	Distribution Amount per Share Class
Date (a)	Record Date	Class A	Class C	Class I
January 29, 2021	January 28, 2021	$0.0386	$0.03470	$0.04000
February 26, 2021	February 25, 2021	$0.0386	$0.03470	$0.04000

(a)       Ex-date, reinvest date and payable date.

The estimated characterization of the distributions paid will be an ordinary dividend, qualified dividend or return of capital. See Note 2 for additional information.

There were no additional subsequent events since December 31, 2020 through the date the financial statements were issued that would require adjustments to or additional disclosure in these financial statements.

116	| Report of Independent Registered Public Accounting Firm

116 | Report of Independent Registered Public Accounting Firm

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

LoCorr Investment Trust

Opinion on the Financial Statements

We have audited the accompanying consolidated statements of assets and liabilities, including the consolidated schedules of investments, open forward currency contracts, open futures contracts and swap contracts (as applicable), of LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, and LoCorr Market Trend Fund, and the accompanying statements of assets and liabilities, including the schedules of investments, securities sold short (as applicable), and open futures contracts of LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (the “Funds”), each a series of LoCorr Investment Trust, as of December 31, 2020, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the related notes, and the consolidated financial highlights for each of the five years in the period then ended for LoCorr Macro Strategies Fund, LoCorr Long/Short Commodities Strategy Fund, and LoCorr Market Trend Fund, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended for LoCorr Dynamic Equity Fund and LoCorr Spectrum Income Fund (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2020, the results of their operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian, counterparties, and brokers or by other appropriate auditing procedures where replies from brokers or counterparties were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2011.

COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

March 1, 2021

LoCorr Investment Trust - Expense Example (Unaudited) |	117

Expense Example

December 31, 2020 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2020 through December 31, 2020).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

118	| LoCorr Investment Trust - Expense Example (Unaudited) (continued)

Actual vs Hypothetical Returns

Actual vs. Hypothetical returns for the Six Months Ended December 31, 2020 (Unaudited)

					Hypothetical
			Actual		(5% gross annual return)
	Fund’s		Ending		Ending
	Annualized	Beginning	Account Value	Expenses Paid	Account Value	Expenses Paid
	Expense Ratio	Account Value	December 31,	During Period	December 31,	During Period
Class	1, 2	July 1, 2020	2020	1, 2, 3	2020	1, 2, 3

LoCorr Macro Strategies Fund
A	2.18%	$1,000.00	$1,054.10	$11.26	$1,014.18	$11.04
C	2.93%	$1,000.00	$1,050.80	$15.10	$1,010.41	$14.81
I	1.93%	$1,000.00	$1,055.80	$9.97	$1,015.43	$9.78

LoCorr Long/Short Commodities Strategy Fund
A	2.06%	$1,000.00	$985.90	$10.28	$1,014.78	$10.43
C	2.81%	$1,000.00	$982.20	$14.00	$1,011.01	$14.20
I	1.81%	$1,000.00	$987.50	$9.04	$1,016.04	$9.17

LoCorr Market Trend Fund
A	2.03%	$1,000.00	$1,121.90	$10.83	$1,014.93	$10.28
C	2.78%	$1,000.00	$1,117.70	$14.80	$1,011.16	$14.05
I	1.78%	$1,000.00	$1,124.10	$9.50	$1,016.19	$9.02

LoCorr Dynamic Equity Fund
A	2.94%	$1,000.00	$1,200.40	$16.26	$1,010.36	$14.86
C	3.69%	$1,000.00	$1,195.80	$20.37	$1,006.59	$18.61
I	2.69%	$1,000.00	$1,201.40	$14.89	$1,011.61	$13.60

LoCorr Spectrum Income Fund
A	2.07%	$1,000.00	$1,285.90	$11.89	$1,014.73	$10.48
C	2.82%	$1,000.00	$1,277.00	$16.14	$1,010.96	$14.25
I	1.82%	$1,000.00	$1,286.40	$10.46	$1,015.99	$9.22

1	Includes dividend and/or interest expense of 0.00%, 0.00%, 0.00%, 0.70% and 0.02% for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund, the LoCorr Market Trend Fund, the LoCorr Dynamic Equity Fund and the LoCorr Spectrum Income Fund, respectively.
2	Includes expenses of wholly-owned and controlled Cayman Islands subsidiaries for the LoCorr Macro Strategies Fund, the LoCorr Long/Short Commodities Strategy Fund and the LoCorr Market Trend Fund.
3	Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Approval of Advisory Agreements (Unaudited) |	119

LoCorr Investment Trust

December 31, 2020 (Unaudited)

Review of Management and Sub-Advisory Agreements

Counsel directed the Board’s attention to Section 5 of the Board materials for the renewal of the investment sub-advisory agreements for the LoCorr Dynamic Equity Fund (“LDE Fund”) and LoCorr Spectrum Income Fund (“LSI Fund”).

The Board reviewed the memorandum provided by Counsel which had been provided to them prior to the meeting entitled, “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory and Sub-Advisory Contracts”. The Board, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to its consideration of the subadvisory agreement and the legal responsibilities of the Board related to such consideration. These factors included the following:

●	The nature, extent and quality of the services provided by the investment sub-adviser to the fund;

●	The investment performance of the fund and the investment sub-adviser;

●	The costs of the services to be provided and the profits to be realized by the sub-adviser and its affiliates from the relationship with the fund;

●	The extent to which economies of scale will be realized as the fund grows; and

●	Whether the fee levels reflect these economies of scale to the benefit of the shareholders.

The Board reviewed the responses to the 15(c) questionnaire and the sub-advisory agreement prior to the meeting.

Kettle Hill Capital Management, LLC (“Kettle Hill”), Sub-Adviser (LDE Fund)

Counsel reviewed the sub-advisory services provided by Kettle Hill for the LDE Fund with the Trustees. Counsel and Management noted the responsibilities and backgrounds of Kettle Hill’s key individuals. Counsel further noted that there were no changes in the key personnel of Kettle Hill since the Board’s last approval. The Trustees further discussed the services provided by Kettle Hill including equity research, financial modeling, investment risk oversight, security selection, trade execution and compliance testing for the LDE Fund.

Counsel noted that Kettle Hill reported no material compliance issues, regulatory issues or material litigations in the past 36 months. Counsel noted for the Board’s benefit that Kettle Hill maintains an Errors & Omissions insurance policy in an appropriate amount.

After a discussion, the Board concluded that Kettle Hill has robust investment management experience and resources to continue to provide satisfactory services for the LDE Fund.

The Trustees next reviewed the performance of Kettle Hill with respect to its allocation of the LDE Fund. Fund Counsel noted for the Trustees the sub-adviser’s performance compared to the Fund’s benchmark and the overall LDE Fund. The Board noted that Kettle Hill’s 1-year performance had far exceeded the overall performance of the Fund and was roughly in line with the benchmark’s return. A representative of the Adviser noted Kettle Hill’s recent strong performance and stated that the Fund’s adviser continued to be satisfied with Kettle Hill’s performance and the execution of its strategy. After a discussion, the Board concluded that Kettle Hill’s performance was satisfactory.

Counsel then directed the Board’s attention to the costs of services provided by Kettle Hill to the LDE Fund. Counsel reviewed for the Trustees the fees charged by Kettle Hill to other accounts including other registered investment companies.

The Board next reviewed Kettle Hill’s net profits related to its services to the LDE Fund. The Board discussed the level of Kettle Hill’s profitability and found it to be not excessive After further discussion, the Board concluded that Kettle Hill’s sub-advisory fee and profitability were reasonable.

The Trustees reviewed and discussed that Kettle Hill continues to receive soft-dollar benefits from its relationship with the LDE Fund that Kettle Hill uses for brokerage and research purposes. After a discussion, the Trustees concluded that the other benefits that may be derived by Kettle Hill from its relationship with the Fund were reasonable.

Having requested and received such information from the Adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement with Kettle Hill, and as assisted by the advice of Counsel, the Trustees concluded that the subadvisory fee was not unreasonable and that renewal of the sub-advisory agreement with Kettle Hill was in the best interests of the shareholders of the LDE Fund.

Bramshill Investments, LLC (“Bramshill”), Sub-Adviser (LSI Fund)

The Trustees then considered the approval of the sub-advisory agreement with Bramshill with respect to the LSI Fund. Counsel and a representative of the Adviser noted that Bramshill would be taking the place of Trust & Fiduciary Income Partners, LLC (“TFIP”) as the Fund’s sub-adviser. A representative of the Adviser reminded the Trustees that TFIP had been operating as a subsidiary of Bramshill for several years and that there was no expected change in the nature or quality of services as a result of Bramshill replacing TFIP as the named sub-adviser. It was noted that Bramshill would utilize the same personnel and investment strategies as was used by TFIP. Counsel noted that the Board has recently considered a renewal of the sub-advisory agreement with TFIP in February 2020.

118	| Approval of Advisory Agreements (Unaudited) Continued

The Trustees considered the nature, extent and quality of services provided or to be provided by Bramshill for the income strategies for the LSI Fund, noting that there would be no changes. Counsel and a representative of the Adviser reviewed the responsibilities of TFIP’s investment personnel. The Board noted that TFIP provides quantitative research, security selection and trade execution for the income portion of the LSI Fund’s as well as compliance services and procedures. Counsel further noted that TFIP had already been operating under the Bramshill compliance policies and procedures and thus there would be no changes in the compliance services provided by Bramshill to the Fund.

The Trustees noted that Bramshill has not reported any material compliance issues in the past 36 months. Counsel also indicated that Bramshill did not have any recent regulatory examinations or material litigation issues in the past 36 months. The Trustees concluded that, based on Bramshill’s experienced personnel and fixed income expertise, Bramshill has adequate investment resources available to provide subadvisory services to the Fund. The Trustees concluded that Bramshill was well-suited to provide the services as sub-adviser to the LSI Fund.

Counsel then directed the Trustees attention to the investment performance information for Bramshill with respect to the LSI Fund. The Trustees noted that performance was negative, lagging the Fund’s benchmark and the sub-adviser’s selected benchmark for the one-year period and was slightly better than the overall Fund. A representative of the Adviser reviewed the sub-adviser’s performance and stated that the Adviser was overall satisfied with the performance of the sub-adviser but would continue to monitor and evaluate its performance. After a discussion, the Trustees agreed that performance was not unreasonable.

The Trustees discussed the costs of services provided and to be provided by Bramshill to the LSI Fund. The Trustees noted that Bramshill was expected to be profitable with respect to the LSI Fund. Counsel directed the Trustees’ attention to the materials for Bramshill which indicated that Bramshill’s sub-advisory fee was favorable in comparison to fees it charges to other clients. The Trustees concluded that the sub-advisory fees to be paid to Bramshill by the Adviser were reasonable in light of the services to be provided under the sub-advisory agreements.

Having requested and received such information from Bramshill as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Sub-Advisory Agreement is in the best interests of the shareholders of the LSI Fund.

First Quadrant, L.P. (“First Quadrant”), Sub-Adviser (LDE Fund)

Counsel directed the Trustee’s attention to the Board materials for the approval and renewal of the sub-advisory agreement with First Quadrant.

The Trustees reviewed the memorandum provided by Fund Counsel which had been provided to them prior to the meeting entitled, “Duties of Trustees with Respect to Approval and Renewal of Investment Advisory and Sub-Advisory Contracts”. The Trustees, including a majority of the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act (the “Independent Trustees”), reviewed the various factors relevant to its consideration of the management agreement and the various subadvisory agreements and the legal responsibilities of the Trustees related to such consideration. These factors included the following:

●	The nature, extent and quality of the services provided by the investment adviser to the fund;

●	The investment performance of the fund and the investment adviser;

●	The costs of the services to be provided and the profits to be realized by the adviser and its affiliates from the relationship with the fund;

●	The extent to which economies of scale will be realized as the fund grows; and

●	Whether the fee levels reflect these economies of scale to the benefit of the shareholders.

The Trustees reviewed the responses to the 15(c) questionnaire provided by First Quadrant and the sub-advisory agreement prior to the meeting.

The Trustees noted that First Quadrant has provided quantitative research, security selection and trade execution for the Fund’s portfolio as well as compliance services to assure assets are managed within the Fund’s investment restrictions. The Trustees discussed the qualifications of First Quadrant’s key individuals, noting their experience and backgrounds. In response to a question, a representative of the Adviser indicated that the Adviser was satisfied with the services provided by First Quadrant for the LDE Fund since First Quadrant became a sub-adviser to the Fund in early 2019.

Counsel reviewed First Quadrant’s overall strategy, risk controls and compliance resources with the Trustees. The Trustees considered First Quadrant’s compliance controls including its monitoring of Investment Company Act restrictions as well as its technology and infrastructure. Counsel noted for the Trustees that First Quadrant did not report any material compliance issues in the past 36 months, nor did First Quadrant have any material compliance issues or material litigations in the past 36 months. A representative of the Adviser noted that First Quadrant had recently been examined by the National Futures association (“NFA’) and further indicated that there were findings from that examination. After a discussion, the Trustees concluded that First Quadrant was well-suited to perform the services as sub-adviser to the Fund.

The Trustees noted that First Quadrant carries an appropriate Errors and Omissions/Directors’ and Officers’ (“E&O/D&O”) policy. The Trustees noted that First Quadrant is well-resourced and that the Trustees concluded that First Quadrant was expected to continue providing a high level of quality services to the Fund and its shareholders.

Approval of Advisory Agreements (Unaudited) Continued |	121

The Trustees considered the investment performance of First Quadrant’s allocation of the Fund’s assets. The Trustees noted that First Quadrant has performed better than the overall Fund for the prior 12 months but that it had underperformed its benchmarks. After a discussion, the Trustees concluded that First Quadrant’s performance was reasonable.

The Trustees considered the sub-advisory fee was the same as when the Board had initially approved the subadvisory agreement with First Quadrant. The Board noted that First Quadrant did not indicate that it managed other accounts with strategies comparable to the LDE Fund. After further discussion, the Trustees concluded that the sub-advisory fee continued to be reasonable. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees agreed that this was primarily an adviser-level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable. The Trustees considered the level of profit realized by First Quadrant in connection with its relationship with the Fund. After a discussion, the Trustees concluded that the First Quadrant’s level of profit was not excessive.

Having requested and received such information from First Quadrant as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the shareholders of the LDE Fund.

122	| Notice of Privacy Policy & Practices/Quarterly Portfolio Holdings/Proxy (Unaudited)

Notice of Privacy Policy & Practices

(Unaudited)

Your privacy is important to us. The Funds are committed to maintaining the confidentiality, integrity, and security of your personal information. When you provide personal information, the Funds believe that you should be aware of policies to protect the confidentiality of that information.

The Funds collect the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information and other financial information.

The Funds do not disclose any nonpublic personal information about our current or former shareholders to affiliated or nonaffiliated third parties, except as permitted by law. For example, the Funds are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, the Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your nonpublic personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with affiliated or non-affiliated third parties.

Portfolio Holdings Disclosure

(Unaudited)

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Part F of Form N-PORT are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds’ Part F of Form N-PORT may also be obtained by calling toll-free 1-855-523-8637.

Proxy voting policies, procedures and record

(Unaudited)

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-855-523-8637, or on the EDGAR Database on the SEC’s website (http:// www.sec.gov).

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”) (Unaudited) |	123

Qualified Dividend Income (“QDI”) / Dividends Received Deduction (“DRD”)

 (Unaudited)

For the fiscal year ended December 31, 2020, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified income was as follows:

Fund	QDI%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Equity Fund	0.00%
LoCorr Spectrum Income Fund	59.45%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2020 was as follows:

Fund	DRD%
LoCorr Macro Strategies Fund	0.00%
LoCorr Long/Short Commodities Strategy Fund	0.00%
LoCorr Market Trend Fund	0.00%
LoCorr Dynamic Equity Fund	0.00%
LoCorr Spectrum Income Fund	48.47%

124	| Independent Trustees/Interested Trustees and Officers

The Statement of Additional Information includes additional information about the Independent Trustees/Interested Trustees and Officers and is available, without charge, by calling 1-855-523-8637.

Independent Trustees
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Gary Jarrett Year of Birth: 1954	Trustee/ 2016–present	Chief Executive Officer, Black River Asset Management LLC, investment subsidiary of Cargill, Inc., 2002–2015.	5	None
Mark Thompson Year of Birth: 1959	Trustee/ 2011–present	Chairman and Chief Manager, Riverbridge Partners, LLC (investment management), 1987–present.	5	None
Ronald A. Tschetter Year of Birth: 1941	Trustee/ 2011–present	Mr. Tschetter is presently retired from his principal occupations; Director of the U.S. Peace Corps, 2006–2009.	5	None

Interested Trustees and Officers
Name and Year of Birth	Position/Term of Office[1]	Principal Occupation During the Past 5 Years	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Jon C. Essen[3] Year of Birth: 1963	Treasurer, Secretary, Chief Financial Officer/ 2011–present; Trustee/ 2010–present	LoCorr Fund Management, LLC: Chief Operating Officer (2010–2016), Chief Compliance Officer, (2010–2017); LoCorr Distributors, LLC: Principal, Chief Financial Officer, and Registered Representative (2008–present) Chief Compliance Officer (2008–2017); Steben & Company (broker/dealer and registered investment adviser): Principal and Chief Financial Officer (2020–present)	5	None
Kevin M. Kinzie[4] Year of Birth: 1956	President, Trustee/ 2011–present	Chief Executive Officer of LoCorr Fund Management, LLC, 2010 to present; President and Chief Executive Officer of LoCorr Distributors, LLC (broker/dealer), 2002– present. President and Chief Executive Officer of Steben & Company (broker/dealer and registered investment adviser), (2019–present).	5	None
Brian Hull[5] Year of Birth: 1968	Chief Compliance Officer/ 2019–present	Steben & Company (broker/dealer and registered investment adviser): Chief Compliance Officer 2002–2007 and 2012–Present; Financial & Operations Principal (FINOP) 2002–Present; Registered Representative 2002–Present.	5	None

Independent Trustees

[1]	The term of office for each Trustee listed above will continue indefinitely.
[2]	The term “Fund Complex” refers to the LoCorr Investment Trust.
[3]	Mr. Essen is an interested Trustee because he is an officer of the Funds’ Adviser.
[4]	Mr. Kinzie is an interested Trustee because he is an officer and indirect controlling interest holder of the Funds’ Adviser.
[5]	Mr. Hull is an interested person because he is an officer of the Funds’ Adviser.

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LoCorr Macro Strategies Fund LoCorr Long/Short Commodities Strategy Fund LoCorr Market Trend Fund LoCorr Dynamic Equity Fund LoCorr Spectrum Income Fund
1.855.523.8637 | www.LoCorrFunds.com

Investment Adviser

LoCorr Fund Management, LLC

687 Excelsior Boulevard

Excelsior, MN 55331

Administrator, Fund Accountant and Transfer Agent

U.S. Bank Global Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, WI 53202

Fund Counsel

Thompson Hine LLP

41 South High Street, Suite 1700

Columbus, OH 43215

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, WI 53202

LoCorr Fund Management, LLC 687 Excelsior Boulevard Excelsior, MN 55331 PHONE: 952.513.8195 FAX: 952.767.2926

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is incorporated by reference. See Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Gary Jarrett is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” provided by the principal accountant of $5,000 and $4,185 represent a cursory review of the semi-annual report for LoCorr Investment Trust for the periods ended June 30, 2020 and June 30, 2019, respectively.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$135,000	$119,000
Audit-Related Fees	$0	$0
Tax Fees	$30,000	$30,000
All Other Fees	$5,000	$4,185

The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2020	FYE 12/31/2019
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

During the last two fiscal years, there were no non-audit services, other those disclosed above under "Tax Fees" and "All Other Services", rendered by the principal accountant to the registrant.  In addition, there were no non-audit services rendered by the principal accountant to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.

Incorporated by reference to the registrant’s Form N-CSR filed March 7, 2014.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

     (4) Changes in the registrant’s independent public accountant.

There was no change in the registrant’s independent public accountant for the period       covered by the report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.

Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  LoCorr Investment Trust

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date  March 10, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Kevin Kinzie
Kevin Kinzie, President

Date March 10, 2021

By (Signature and Title) /s/ Jon Essen
Jon Essen, Treasurer

Date March 10, 2021